                                                                  CONFORMED COPY



                           UNISOURCE WORLDWIDE, INC.


                                 $900,000,000

                             AMENDED AND RESTATED
                               CREDIT AGREEMENT


                                  dated as of
                              September 25, 1998


                           The Toronto-Dominion Bank
                as Canadian Agent and Canadian Collateral Agent

                         Toronto Dominion (Texas) Inc.
                            as Documentation Agent




                           THE CHASE MANHATTAN BANK
               AS ADMINISTRATIVE AGENT AND U.S. COLLATERAL AGENT
                               ________________

                             CHASE SECURITIES INC.
                                  AS ARRANGER



--------------------------------------------------------------------------------
[LOGO] CHASE

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----
                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.   Defined Terms............................................     1
SECTION 1.02.   Classification of Loans and Borrowings...................    28
SECTION 1.03.   Terms Generally..........................................    29
SECTION 1.04.   Accounting Terms; GAAP...................................    29
SECTION 1.05.   Canadian Exchange Rate...................................    30

                                  ARTICLE II

                                  The Credits
                                  -----------

SECTION 2.01.   Commitments..............................................    30
SECTION 2.02.   Loans and Borrowings.....................................    31
SECTION 2.03.   Requests for Revolving Borrowings........................    32
SECTION 2.04.   Competitive Bid Procedure................................    34
SECTION 2.05.   Swingline Loans..........................................    37
SECTION 2.06.   Funding of Borrowings....................................    39
SECTION 2.07.   Interest Elections.......................................    40
SECTION 2.08.   Termination and Reduction of Commitments.................    43
SECTION 2.09.   Repayment of Loans; Evidence of Debt.....................    44
SECTION 2.10.   Prepayment of Loans......................................    46
SECTION 2.11.   Fees.....................................................    48
SECTION 2.12.   Interest.................................................    51
SECTION 2.13.   Alternate Rate of Interest...............................    52
SECTION 2.14.   Increased Costs; Illegality..............................    53
SECTION 2.15.   Break Funding Payments...................................    56
SECTION 2.16.   Taxes....................................................    57
SECTION 2.17.   Payments Generally; Pro Rata Treatment; Sharing of
                  Set-offs...............................................    59
SECTION 2.18.   Mitigation Obligations; Replacement of Lenders...........    62
SECTION 2.19.   Acceptances..............................................    63
SECTION 2.20.   Letters of Credit........................................    70


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------
SECTION 3.01.   Organization; Powers.....................................    78
SECTION 3.02.   Authorization; Enforceability............................    78
SECTION 3.03.   Governmental Approvals; No Conflicts.....................    78
SECTION 3.04.   Financial Condition; No Material Adverse Change..........    79
SECTION 3.05.   Properties...............................................    79
SECTION 3.06.   Litigation and Environmental Matters.....................    80
SECTION 3.07.   Compliance with Laws and Agreements......................    80
SECTION 3.08.   Investment and Holding Company Status....................    81
SECTION 3.09.   Taxes....................................................    81
SECTION 3.10.   ERISA....................................................    81
SECTION 3.11.   Disclosure...............................................    81
SECTION 3.12.   Subsidiaries.............................................    82
SECTION 3.13    Solvency.................................................    82
SECTION 3.14.   Federal Reserve Requirements.............................    82
SECTION 3.15.   Security Documents.......................................    83
SECTION 3.16.   Millennium Compliance....................................    83

                                  ARTICLE IV

                                  Conditions
                                  ----------

SECTION 4.01.   Amendment Effective Date.................................    84
SECTION 4.02.   Each Credit Event........................................    85

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

SECTION 5.01.   Financial Statements and Other Information...............    87
SECTION 5.02.   Notices of Material Events...............................    88
SECTION 5.03.   Existence; Conduct of Business...........................    89
SECTION 5.04.   Payment of Obligations...................................    89
SECTION 5.05.   Maintenance of Properties; Insurance.....................    89
SECTION 5.06.   Books and Records; Inspection Rights.....................    90
SECTION 5.07.   Compliance with Laws.....................................    90
SECTION 5.08.   Use of Proceeds and Letters of Credit....................    90
SECTION 5.09.   Ownership of Delaware Borrower and Canadian Borrower.....    91
SECTION 5.10.   Further Assurances.......................................    91

                                                                            3

SECTION 5.11.   Permitted Notes Offering.................................   92
SECTION 5.12.   Security.................................................   92
SECTION 5.13.   SunTrust Documents.......................................   92

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

SECTION 6.01.   Indebtedness.............................................   93
SECTION 6.02.   Liens....................................................   94
SECTION 6.03.   Sale and Lease-Back Transactions.........................   96
SECTION 6.04.   Fundamental Changes......................................   97
SECTION 6.05.   Leases...................................................   98
SECTION 6.06.   Transactions with Affiliates.............................   98
SECTION 6.07.   Restrictive Agreements...................................   98
SECTION 6.08.   Leverage Ratio...........................................   99
SECTION 6.09.   Minimum Consolidated Net Worth...........................   99
SECTION 6.10.   Interest Coverage Ratio..................................   99

                                  ARTICLE VII
                                  -----------

                               Events of Default
                               -----------------


                                 ARTICLE VIII
                                 ------------

                                  The Agents
                                  ----------


                                  ARTICLE IX
                                  ----------
                                   Guarantee
                                   ---------


                                   ARTICLE X
                                   ---------

                                 Miscellaneous
                                 -------------

SECTION 10.01.  Notices..................................................  109
SECTION 10.02.  Waivers; Amendments......................................  109
SECTION 10.03.  Expenses; Indemnity; Damage Waiver.......................  111
SECTION 10.04.  Successors and Assigns...................................  113
SECTION 10.05.  Survival.................................................  117

SECTION 10.06.  Counterparts; Integration; Effectiveness.................   117
SECTION 10.07.  Severability.............................................   117
SECTION 10.08.  Right of Setoff..........................................   118
SECTION 10.09.  Governing Law; Jurisdiction; Consent to Service
                  of Process.............................................   118
SECTION 10.10.  WAIVER OF JURY TRIAL.....................................   119
SECTION 10.11.  Headings.................................................   119
SECTION 10.12.  Confidentiality..........................................   119
SECTION 10.13.  Conversion of Currencies.................................   120
SECTION 10.14.  Lenders Bound by Decision to Exercise Remedies...........   121

SCHEDULES:
---------

Schedule 1.01(b) -- Subsidiary Guarantors
Schedule 2.01 -- Commitments
Schedule 2.20(a) -- Letters of Credit and Issuing Bank
Schedule 3.06 -- Disclosed Matters
Schedule 3.12 -- Subsidiaries, Material Subsidiaries and Ownership Interests
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02 -- Existing Liens
Schedule 6.07 -- Existing Restrictions

EXHIBITS:
--------

Exhibit A    -- Form of Assignment and Acceptance
Exhibit B-1  -- Form of Opinion of U.S. Counsel
Exhibit B-2  -- Form of Opinion of Canadian Counsel
Exhibit B-3  -- Form of Opinion of Quebec Counsel
Exhibit C    -- Form of Discount Note
Exhibit D    -- Form of Amended and Restated Subsidiary
                Guarantee Agreement
Exhibit E    -- Form of Amended and Restated Indemnity,
                Subrogation and Contribution Agreement
Exhibit F    -- Form of Security Agreement
Exhibit G    -- Form of Quebec Hypothec
Exhibit H    -- Form of Bank Act Security

               AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 25, 1998 among UNISOURCE WORLDWIDE, INC., a Delaware corporation (the "Company"), UNISOURCE CAPITAL CORPORATION, a Delaware corporation (the "Delaware Borrower" and, together with the Company, the "U.S. Borrowers"), UNISOURCE CANADA, INC., a Canadian corporation (the "Canadian Borrower" and, together with the U.S. Borrowers, the "Borrowers"), the LENDERS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent and U.S. Collateral Agent, THE TORONTO-DOMINION BANK, as Canadian Agent and Canadian Collateral Agent, and TORONTO DOMINION (TEXAS) INC., as Documentation Agent.

          The parties hereto wish to replace the Prior Agreement with this Amended and Restated Credit Agreement (this "Agreement") in order to modify certain covenants and to make certain other changes as set forth herein. For administrative convenience, and in order to reduce associated expenses, the parties hereto have agreed to draft this Agreement as an amendment and restatement of the Prior Agreement. Accordingly, the parties hereto agree that the Prior Agreement is hereby amended and restated in its entirety as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01. Defined Terms. As used in this Agreement, the following
                        -------------
terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Acceptance" means a Draft drawn by the Canadian Borrower on a
           ----------
Canadian Lender and includes a depository bill within the meaning of the Depository Bills and Notes Act (Canada), as provided herein, in each case conforming to the requirements of Section 2.19 and accepted by such Canadian Lender in accordance with Section 2.19(c). As the context shall require, "Acceptance" has also the meaning assigned to it in Section 2.19(i).

          "Acceptance Borrowing" means a group of Acceptances accepted by the
           --------------------
Canadian Lenders that are created on the same date and have the same maturity date.

          "Acceptance Equivalent Loans" means an advance made under this
           ---------------------------
Agreement by a Canadian Lender evidenced by a Discount Note.

          "Acceptance Obligation" means, with respect to each Acceptance, the
           ---------------------
obligations of the Canadian Borrower to pay to the Canadian Lender that accepted such Acceptance the face amount thereof as required by Section 2.19.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent or the Canadian Agent, as applicable.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Agreement Currency" has the meaning assigned to such term in Section
           ------------------
10.13.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

          "Amendment Effective Date" shall mean the date on which the conditions
           ------------------------
specified in Section 4.01 of this Agreement are satisfied (or waived in accordance with Section 10.02).

          "Applicable Percentage" means, with respect to any Lender, the
           ---------------------
percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means, with respect to any Eurocurrency Revolving
           ---------------
Loan or Acceptance, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurocurrency Spread/Stamping Fee Rate" or "Facility Fee Rate", as the case may be, (a) for any day until the Company shall have delivered financial statements for the fiscal year ending September 30, 1998 pursuant to Section 5.01, based upon Category 7 and (b) for any day thereafter, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

---------------------------------------------------------------------------------------------
                                        Index Debt        Eurocurrency Spread/   Facility Fee
                                        ----------        --------------------   ------------
                Leverage Ratio            Ratings           Stamping Fee Rate        Rate
                --------------            -------           -----------------        ----
---------------------------------------------------------------------------------------------
Category 1     Less than or        A3 or better from
------------   equal to 30%        Moody's/A- or better
                                   from S&P                        .275%          .100%
---------------------------------------------------------------------------------------------
Category 2     Greater than 30%    Baa1 from
------------   but less than or    Moody's/BBB+ from
               equal to 45%        S&P                             .350%          .150%
---------------------------------------------------------------------------------------------
Category 3     Greater than 45%    Baa2 from
------------   but less than or    Moody's/BBB from
               equal to 50%        S&P                             .425%          .200%
---------------------------------------------------------------------------------------------
Category 4     Greater than 50%    Baa3 from
------------   but less than or    Moody's/BBB- from
               equal to 55%        S&P                             .625%          .250%
---------------------------------------------------------------------------------------------
Category 5     Greater than 55%    Ba1 from
------------   but less than or    Moody's/BB+ from
               equal to 60%        S&P                             .700%          .300%
---------------------------------------------------------------------------------------------
Category 6     Greater than 60%    Ba2 from
------------   but less than or    Moody's/BB from
               equal to 62.5%      S&P                             .900%          .350%
---------------------------------------------------------------------------------------------
Category 7     Greater than 62.5%  Ba3 from
------------   but less than or    Moody's/BB- from
               equal to 64%        S&P                            1.100%          .400%
---------------------------------------------------------------------------------------------
Category 8     Greater than 64%     Less than or equal to
------------                        B1 from Moody's/B+
                                    from S&P                      1.250%          .500%
---------------------------------------------------------------------------------------------

          For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt, then the "Applicable Rate" shall be based upon the Company's Leverage Ratio as in effect as of the last day of the most recently completed fiscal quarter of the Company in respect of which financial statements have been delivered pursuant to Section 5.01; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency; (iv) in the event the financial statements required to be delivered under Section 5.01 are not delivered on or prior to the date due, the Leverage Ratio shall be deemed to be greater than 64% during the period from the applicable due date to the date when such financial statements are delivered; and (v) in the event the Company has not received by October 31, 1998 gross proceeds (or in the case of the issuance of equity, gross cash proceeds) of at least $300,000,000 from the issuance of the Permitted Notes or equity of the Company (other than equity issued in connection with the Company's employee benefit and compensation plan) in a public offering or in a Rule 144A or other private placement, each of the rates per annum set forth above under the caption "Eurocurrency Spread/Stamping Fee Rate" shall be increased by 25 basis points until the Company shall have received such gross proceeds. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

          "Assessment Rate" means, for any day, the annual assessment rate in
           ---------------
effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of
                                             --------
any change in any law, rule or regulation after the date of this Agreement, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined in a commercially reasonable manner by the

Administrative Agent to be representative of the cost of such insurance to the Lenders.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04) and accepted by the Administrative Agent or the Canadian Agent, as applicable, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Availability Period" means the period from and including the
           -------------------
Amendment Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments pursuant to the terms of this Agreement.

          "Bank Act (Canada)" means the Bank Act (Canada), as amended from time
           -----------------
to time.

          "Bank Act Security" means the documents in the form of Exhibit H
           -----------------
hereto creating security under Section 427 of the Bank Act (Canada) with respect to all present and future inventory of the Canadian Borrower to secure all of its Obligations (as defined therein) to each Canadian Lender, including all amendments, restatements, modifications and supplements thereto from time to time.

          "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate
           ------------
multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrowers" has the meaning assigned to such term in the preamble.
           ---------

          "Borrowing" means (a) Revolving Loans of the same Type and currency,
           ---------
made, converted or continued on the same date and, in the case of Eurocurrency Loans or Acceptances, as to which a single Interest Period is in effect, (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect or (c) a Swingline Loan.

          "Borrowing Request" means (a) a request by a U.S. Borrower for a
           -----------------
Revolving Loan Borrowing (other than a Canadian Loan) in accordance with Section
2.03 or (b) a request by the Canadian Borrower for a Canadian Loan in accordance with Section 2.03 or 2.19.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurocurrency
                  --------
Loan, the term "Business Day" shall also exclude any day on which banks are not
                ------------
open for dealings in dollar deposits in the applicable Committed Currency in the London interbank market.

          "Calculation Date" means the last Business Day or Canadian Business
           ----------------
Day, as applicable, of each calendar month.

          "Canadian Agent" means Toronto Dominion Bank, in its capacity as agent
           --------------
for the Canadian Lenders hereunder.

          "Canadian Applicable Percentage" means, with respect to any Canadian
           ------------------------------
Lender, the percentage of the total Canadian Commitments represented by such Lender's Canadian Commitment. If the Canadian Commitments have terminated or expired, the Canadian Applicable Percentages shall be determined based upon the Canadian Commitments most recently in effect, giving effect to any assignments.

          "Canadian Borrower" has the meaning assigned to such term in the
           -----------------
preamble.

          "Canadian Business Day" means any Business Day other than a Business
           ---------------------
Day on which commercial banks in Toronto or Montreal are authorized or required by law to remain closed.

          "Canadian Collateral Agent" means The Toronto-Dominion Bank, in its
           -------------------------
capacity as Canadian collateral agent for the Canadian Lenders hereunder.

          "Canadian Commitment" means, with respect to each Canadian Lender, the
           -------------------
commitment of such Canadian Lender to make Canadian Loans hereunder. The initial amount of each Canadian Lender's Canadian Commitment is set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Canadian Lender shall have assumed its Canadian Commitment, as applicable. The initial aggregate amount of the Canadian Lenders' Canadian Commitments is $60,000,000.

          "Canadian Dollar Equivalent" means, on any date of determination, with
           --------------------------
respect to any amount in Canadian Dollars, the equivalent in dollars of such amount, determined by the Canadian Agent pursuant to Section 1.05(a) using the Canadian Exchange Rate with respect to Canadian Dollars then in effect.

          "Canadian Dollars" or "Cdn.$" refers to lawful money of Canada.
           ----------------      -----

          "Canadian Exchange Rate" means, on any day, with respect to Canadian
           ----------------------
Dollars, the spot rate at which Canadian Dollars may be exchanged into dollars (and, for purposes of clause (e) of Section 2.07 and clause (i) of Section 2.13, the rate at which dollars may be exchanged into Canadian Dollars), as quoted by the Bank of Canada at approximately 12:00 Noon, Toronto time, on such day (or if such day is not a Canadian Business Day, on the immediately preceding Canadian Business Day). In the event that such spot rate is not quoted by the Bank of Canada, the Canadian Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Canadian Agent and the Company, or, in the absence of such agreement, such Canadian Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Canadian Agent in the market where its foreign currency exchange operations in respect of dollars are then being conducted, at or about 12:00 Noon, Toronto time, on such date for the purchase of Canadian Dollars for delivery two Business Days later; provided that if at
                                                          --------
the time of any such determination, for any reason, no such spot rate is being quoted, the Canadian Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

          "Canadian LC Disbursement" means a payment made by an Issuing Bank
           ------------------------
pursuant to a Canadian Letter of Credit.

          "Canadian LC Exposure" means, at any time, the sum of (a) the
           --------------------
aggregate undrawn amount of all outstanding Canadian Letters of Credit at such time plus (b) the aggregate amount of all Canadian LC Disbursements that have not yet been reimbursed by or on behalf of the Canadian Borrower at such time. The Canadian LC Exposure of any Canadian Lender at any time shall be its Canadian Applicable Percentage of the total Canadian LC Exposure at such time.

          "Canadian Lenders" means the Persons listed on Schedule 2.01 and any
           ----------------
other Person that shall have become a party hereto and assumed a Canadian Commitment pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. A Canadian Lender shall be a Lender hereunder and shall be a bank chartered under the Bank Act (Canada) that stamps and accepts Acceptances.

          "Canadian Letter of Credit" means any Letter of Credit denominated in
           -------------------------
dollars or Canadian Dollars and issued for the account of the Canadian Borrower.

          "Canadian Loans" means the Loans made by the Canadian Lenders to the
           --------------
Canadian Borrower and the Acceptances pursuant to this Agreement.

          "Canadian Prime Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the rate per annum publicly announced from time to time by Toronto Dominion Bank as its prime rate (being the rate it will charge for commercial loans in Canadian Dollars in Canada) in effect at its principal office in Toronto and (b) the CDOR Rate plus .625%. Each change in the Canadian Prime Rate shall be effective on the date such change is publicly announced.

          "Canadian Prime Rate Loan" means a Canadian Loan to the Canadian
           ------------------------
Borrower bearing interest at the Canadian Prime Rate.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "CDOR Rate" means the annual rate of interest which is the rate
           ---------
determined as being the arithmetic average of the "BA 1 month" rates applicable to Canadian Dollar bankers' acceptances displayed and identified as such on the "Reuters' Screen CDOR Page" at approximately 10:00 a.m., Toronto time, on such day for Schedule I chartered banks, or if such day is not a Canadian Business Day then on the immediately preceding Canadian Business Day (as adjusted by a Canadian Lender after 10:00 a.m., Toronto time, to reflect any error in a posted rate of interest or in the posted average annual rate of interest).

          "Change in Control" means (a) the acquisition of ownership, directly
           -----------------
or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date of this Agreement) of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated.

          "Change in Law" means (a) the adoption of any applicable law, rule or
           -------------
regulation after the date of this Agreement, (b) any change in any applicable law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any applicable request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Competitive Loans or Swingline Loans.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means the property, assets or undertaking of a Loan Party
           ----------
subject to any Security Document including any and all "Collateral" as defined in any applicable Security Document.

          "Collateral Agents" means The Chase Manhattan Bank in its capacity as
           -----------------
U.S. Collateral Agent for the Lenders hereunder and The Toronto-Dominion Bank in its capacity as Canadian Collateral Agent for the Canadian Lenders hereunder.

          "Commitment" means, with respect to each Lender, the commitment of
           ----------
such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline

Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $900,000,000.


          "Company" has the meaning assigned to such term in the preamble.
           -------

          "Competitive Bid" means an offer by a Lender to make a Competitive
           ---------------
Loan in accordance with Section 2.04.

          "Competitive Bid Rate" means, with respect to any Competitive Bid, the
           --------------------
Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

          "Competitive Bid Request" means a request by a U.S. Borrower for
           -----------------------
Competitive Bids in accordance with Section 2.04.

          "Competitive Loan" means a Loan in dollars made pursuant to Section
           ----------------
2.04.

          "Competitive Loan Exposure" means, with respect to any Lender at any
           -------------------------
time, the sum of the outstanding principal amount of such Lender's Competitive Loans at such time.

          "Consolidated Cash Interest Expense" means, for any period,
           ----------------------------------
Consolidated Interest Expense for such period less the sum of (a) pay-in-kind or accreted Consolidated Interest Expense not involving any payment of cash, (b) to the extent included in Consolidated Interest Expense, the amortization of fees paid by the Company or any Subsidiary in connection with the incurrence of any Indebtedness and (c) the amortization of debt discounts, if any, or fees in respect of any interest rate cap agreement or other agreement or arrangement entered into by the Company or any Subsidiary designed to protect the Company or such Subsidiary against fluctuations in interest rates.

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
plus, to the extent deducted in computing such Consolidated Net Income, without duplication, the sum of (a) income tax expense, (b) Consolidated Interest Expense, (c) depreciation and amortization expense, (d) restructuring implementation costs and expenses incurred in the fiscal years ending September 30, 1999 and September 30, 2000 to the extent the aggregate amount of such costs and expenses does not exceed $49,000,000, (e) any extraordinary or non-recurring losses and (f) other non-cash items reducing Consolidated Net Income, minus, to the extent added in computing such Consolidated Net Income, without duplication, the sum of (i) interest income, (ii) any extraordinary or non-recurring gains and (iii) other non-cash items increasing Consolidated Net Income, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means, with respect to the Company and
           -----------------------------
Subsidiaries on a consolidated basis for any period, interest and fees accrued, accreted or paid by the Company and Subsidiaries during such period in respect of the Indebtedness of the Company and Subsidiaries, determined on a consolidated basis in accordance with GAAP, including (a) the amortization of debt discounts to the extent included in interest expense in accordance with GAAP, (b) the amortization of all fees (including fees with respect to interest rate cap agreements or other agreements or arrangements entered into by the Company or any Subsidiary designed to protect the Company or such Subsidiary against fluctuations in interest rates) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP and (c) the portion of any rents payable under capital leases allocable to interest expense in accordance with GAAP.

          "Consolidated Net Income" means, for any period, the net income of the
           -----------------------
Company and consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period.

          "Consolidated Net Worth" means, at any date, all amounts which, in
           ----------------------
conformity with GAAP, would be included under stockholders' equity on a consolidated balance sheet of the Company and Subsidiaries at such date.

          "Consolidated Total Capitalization" means, on any date, the sum of (a)
           ---------------------------------
Consolidated Total Debt at such date and (b) the Consolidated Net Worth at such date.

          "Consolidated Total Debt" means, on any date, the aggregate principal
           -----------------------
amount of the Indebtedness of the Company and Subsidiaries that would be reflected as liabilities on a consolidated balance sheet of the Company and Subsidiaries as of such date prepared in accordance with GAAP.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "Discount Note" means a non-interest bearing, non-negotiable
           -------------
promissory note of the Canadian Borrower denominated in Canadian Dollars, issued by the Canadian Borrower to a Canadian Lender, substantially in the form of Exhibit C.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Draft" shall mean a draft or bill of exchange, payable in Canadian
           -----
Dollars, in the form used from time to time by each Canadian Lender, respectively, in connection with the creation of bankers' acceptances in accordance with the provisions of Section 2.19.

          "Environmental Laws" means all final and effective laws, rules,
           ------------------
regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for
damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or imminent threat of release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan as to which Plan assets are insufficient to satisfy all benefit liabilities; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan under Title IV of ERISA;
(f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt or tendering to a Multiemployer Plan by the Company or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurocurrency", when used in reference to any Loan or Borrowing,
           ------------
refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excluded Taxes" means, with respect to the Administrative Agent, the
           --------------
Canadian Agent, the Collateral Agents, any Issuing Bank, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) any income or franchise taxes imposed on (or measured by) its net income by the United States of America or Canada (or any political subdivision or taxing authority thereof) or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Issuing Bank or Lender, in which its applicable lending office is located, managed or controlled, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Borrower is located, (c) any tax imposed by reason of any connection between the jurisdiction imposing such tax and the Administrative Agent, the Canadian Agent, such Collateral Agents, such Issuing Bank or Lender or such other recipient other than a connection arising from this Agreement, or any transaction hereunder or any enforcement of rights hereunder and (d) in the case of a Foreign Lender or Issuing Bank issuing Canadian Letters of Credit, any withholding tax that (i) is imposed on amounts payable to such Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 2.18(b)) at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 2.16(a), or (ii) is attributable to such Foreign Lender's failure to comply with
Section 2.16(e).

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financed Portion" means at any time, with respect to receivables
           ----------------
subject to a Securitization (other than the Canadian Securitization referred to in Section 6.02(e)(i)), an amount of such receivables equal to the aggregate amount of then outstanding debt or equity instruments or securities (other than any seller's interest retained by any Borrower or a subsidiary of the Borrower) issued in connection with such Securitization, in each case determined in accordance with GAAP.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Company.

          "Fixed Rate" means, with respect to any Competitive Loan (other than a
           ----------
Eurocurrency Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

          "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed
           ---------------
Rate.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the applicable Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the
guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in
                                                           ---------------
any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, that the term Guarantee shall not include endorsements for collection
--------
or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof determined in good faith by the guarantor (assuming the guarantor is required to perform thereunder).

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obliga tions, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes and Other
           -----------------
Taxes.

          "Indemnity, Subrogation and Contribution Agreement" means the Amended
           -------------------------------------------------
and Restated Indemnity, Subrogation and Contribution Agreement, in the form of Exhibit E, among the Company, the Subsidiary Guarantors and the Administrative Agent.

          "Index Debt" means senior, unsecured, long-term indebtedness for
           ----------
borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement.

          "Interest Coverage Ratio" means for any fiscal quarter, the ratio of
           -----------------------
Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter to Consolidated Cash Interest Expense for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter.

          "Interest Election Request" means a request by the relevant Borrower
           -------------------------
to convert or continue a Revolving Borrowing in accordance with Section 2.07.

          "Interest Payment Date" means (a) with respect to any ABR Loan (other
           ---------------------
than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurocurrency Loan or any Canadian Prime Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a

Eurocurrency Loan with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Loan with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

          "Interest Period" means (a) with respect to any Eurocurrency
           ---------------
Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the relevant U.S. Borrower may elect, (b) with respect to any Canadian Prime Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one month thereafter, and (c) with respect to any Fixed Rate Borrowing, the period (which shall not be less than seven days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period
                                    --------
would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurocurrency Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Issuing Bank" means (a) The Chase Manhattan Bank, in its capacity as
           ------------
the issuer of U.S. Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.20(i) and (b) any other Lender approved by the Administrative Agent (and, in the case of an Issuing Bank issuing Canadian Letters of Credit, the Canadian Agent) and the Borrower; provided that, such
                                                         --------
approval, by the Administrative Agent and the Canadian Agent shall not be unreasonably withheld. Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. In addition, each of Lenders listed on Schedule 2.20(a) shall be deemed an Issuing Bank in respect of the Letters of Credit listed opposite its name on Schedule 2.20(a) and any successive renewals thereof.

          "Judgment Currency" has the meaning assigned to such term in Section
           -----------------
10.13.

          "LC Disbursement" means a payment made by an Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount (or, in the case of Canadian Letters of Credit, the Canadian Dollar Equivalent of the aggregate undrawn amount) of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements (or, in the case of Canadian LC Disbursements, the Canadian Dollar Equivalent of such Canadian LC Disbursements) that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be the sum of (x) the Canadian Dollar Equivalent of its Canadian LC Exposure at such time and (y) its Unused Applicable Percentage of the total LC Exposure (other then Canadian LC Exposure) at such time.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement and each Letter of Credit listed in Schedule 2.20(a) and any successive renewals thereof.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Canadian Lenders and the Swingline Lenders.

          "Leverage Ratio" means, for any day, the ratio of (i) Consolidated
           --------------
Total Debt plus the Financed Portion at such day to (ii) Consolidated Total Capitalization plus the Financed Portion at such day.

          "LIBO Rate" means, with respect to any Eurocurrency Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurocurrency Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means this Agreement, the Subsidiary Guarantee
           --------------
Agreement, the Indemnity, Subrogation and Contribution Agreement, the Security Agreement, the other Security Documents and each Acceptance, promissory note or Discount Note delivered pursuant to this Agreement.

          "Loan Parties" means the Borrowers and the Subsidiary Guarantors.
           ------------

          "Loans" means (a) the loans made by the Lenders to the U.S. Borrowers
           -----
pursuant to this Agreement and (b) the Canadian Loans.

          "Margin" means, with respect to any Competitive Loan bearing interest
           ------
at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations or financial condition of the Company and the Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under this Agreement or any other Loan Document or (c) the rights of or benefits available to the Lenders under this Agreement or any other Loan Document.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
reimbursement obligations in respect of Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Material Subsidiary" means the Delaware Borrower, the Canadian
           -------------------
Borrower, BRT, Inc., a Delaware corporation, and each domestic Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission as in effect on the date of this Agreement.

          "Maturity Date" means November 22, 2001.
           -------------

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Obligations" means the obligations of each of the Delaware Borrower
           -----------
and the Canadian Borrower under this Agreement or any other Loan Document with respect to the payment of (i) the principal of and interest on the Loans to each such Borrower when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and
(iii) all other monetary obligations of each of the Delaware Borrower and the Canadian Borrower hereunder.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Payment Location" means an office, branch or other place of business
           ----------------
of any Borrower.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Perfection Certificate" means a certificate in the form of Annex 2 to
           ----------------------
the Security Agreement or any other form approved by the Collateral Agents.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

          (b) landlords', vendors', carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with
     Section 5.04;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure (or to obtain letters of credit that secure) the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary; and

          (f) leases or subleases granted to others in the ordinary course of business that do not in the aggregate involve annual rental payments in excess of $10,000,000;

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness for borrowed money.

          "Permitted Notes" means general, unsecured obligations of the Company,
           ---------------
with a maturity date later than the Maturity Date, with covenants no more restrictive to the Company and its Subsidiaries than the covenants under this Agreement, and with events of default no more extensive than the Events of Default.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 or 401(a) of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Prior Agreement" means the Credit Agreement dated as of November 22,
           ---------------
1996 among the Borrowers, the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent, The Toronto-Dominion Bank, as Canadian Agent, and Toronto Dominion (Texas) Inc., as Documentation Agent.

          "Quebec Hypothec" means the agreement in the form of Exhibit G among
           ---------------
the Canadian Borrower, the Canadian Collateral Agent and the Canadian Lenders, pursuant to which the Canadian Borrower hypothecates certain of its movable properties to secure all of the Obligations (as defined therein) of the Canadian Borrower, including all amendments, restatements, modifications and supplements thereto from time to time.

          "Reference Lenders" shall mean Toronto Dominion Bank and The Chase
           -----------------
Manhattan Bank of Canada.

          "Reference Rate" means, with respect to any Acceptance to be accepted
           --------------
by the Canadian Lenders on any date, the average of the discount rates applicable to Acceptances to be accepted by the Reference Lenders on such date, as determined by the Canadian Agent in accordance with Section 2.19(c).

          "Register" has the meaning set forth in Section 10.04.
           --------

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Required Lenders" means, at any time, Lenders having Revolving Credit
           ----------------
Exposures and Unused Commitments representing at least 51% of the sum of the total Revolving Credit Exposures and Unused Commitments at such time; provided
                                                                      --------
that, for purposes of declaring the Loans to be due and payable pursuant to
Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

          "Reset Date" has the meaning assigned to such term in Section 1.05(a).
           ----------

          "Revolving Credit Exposure" means, with respect to any Lender at any
           -------------------------
time, the sum of the outstanding principal amount of such Lender's Revolving Loans (or the Canadian Dollar Equivalent thereof in the case of Canadian Loans) and its LC Exposure and Swingline Exposure at such time.

          "Revolving Loan" means a Loan made pursuant to Section 2.01 or 2.19.
           --------------

          "Secured Parties" has the meaning assigned to such term in the
           ---------------
Security Agreement.

          "Securitization" means the transfer or pledge of assets or interests
           --------------
in assets to a trust, partnership, corporation or other entity, which transfer or pledge is funded by such entity in whole or in part by the issuance of instruments or securities that are paid principally from the cash flow derived from such assets or interests in assets.

          "Security Agreement" means the Security Agreement in the form of
           ------------------
Exhibit F, among the grantors named therein and the Collateral Agents.

          "Security Documents" means the Security Agreement, the Quebec
           ------------------
Hypothec, the Bank Act Security and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.10 or 5.12 or Section 4.04 of the Security Agreement to secure any indebtedness, liability or obligation of any Loan Party or Loan Parties including any of the "Obligations" as defined in the Security Agreement.

          "S&P" means Standard & Poor's Ratings Services.
           ---

          "Statutory Reserve Rate" means, with respect to any currency, a
           ----------------------
fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established any Governmental Authority of the jurisdiction of such currency to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to Loans in such currency are determined. Such reserve, liquid asset or similar percentages shall, in the case of dollars, include those imposed pursuant to Regulation D of the Board. Eurocurrency Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Company.
           ----------

          "Subsidiary Guarantee Agreement" means the Amended and Restated
           ------------------------------
Subsidiary Guarantee Agreement in the form of Exhibit D, made by one or more of the Subsidiary Guarantors in favor of the Administrative Agent for the benefit of the Lenders.

          "Subsidiary Guarantors" means each Person listed on Schedule 1.01(b)
           ---------------------
and each other Person that becomes party to a Subsidiary Guarantee Agreement as a Subsidiary Guarantor, and the permitted successors and assigns of each such Person.

          "Swingline Commitment" means, with respect to each Swingline Lender,
           --------------------
the commitment of such Swingline Lender to make Swingline Loans hereunder. The initial amount of each Swingline Lender's Swingline Commitment is set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Swingline Lender shall have assumed its Swingline Commitment, as applicable.

          "Swingline Exposure" means, at any time, the aggregate principal
           ------------------
amount of all Swingline Loans
outstanding at such time. The Swingline Exposure of any Lender at any time shall be its pro rata percentage based on the Unused Commitments of the total Swingline Loans at such time.

          "Swingline Lenders" means The Chase Manhattan Bank, Bank of America
           -----------------
National Trust and Savings Association, First Union National Bank, PNC Bank, N.A. and Toronto Dominion Bank or any successor thereto pursuant to Section 2.05(d), each in its capacity as lender of Swingline Loans hereunder.

          "Swingline Loan" means a Loan in dollars made pursuant to Section
           --------------
2.05.

          "Swingline Rate" means, for any day, the overnight money market rate
           --------------
determined by the relevant Swingline Lender in good faith.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Three-Month Secondary CD Rate" means, for any day, the secondary
           -----------------------------
market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

          "Transactions" means the execution, delivery and performance by the
           ------------
Loan Parties of the Loan Documents, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBO Rate, the Alternate Base Rate, the Canadian Prime Rate, the discount rate applicable to Acceptances or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

          "Unused Applicable Percentage" means, with respect to any Lender, the
           ----------------------------
percentage of the total Unused Commitments represented by such Lender's Unused Commitment. If the Commitments have terminated or expired, the Unused Applicable Percentages shall be determined based upon the Unused Commitment most recently in effect, giving effect to any assignments.

          "Unused Commitments" means the total Commitments less (a) the
           ------------------
aggregate outstanding principal amount of all outstanding Revolving Loans and
(b) the LC Exposure, and shall be determined based on the assumption that no Lender has defaulted in making any Revolving Loan required to be made by it hereunder. The Unused Commitment of any Lender at any time shall be the amount of such Lender's Commitment less the amount of such Lender's Revolving Loans and LC Exposure.

          "U.S. Borrowers" has the meaning assigned to such term in the
           --------------
preamble.

          "U.S. Collateral Agent" means The Chase Manhattan Bank, in its
           ---------------------
capacity as U.S. collateral agent for the Lenders hereunder.

          "U.S. Letter of Credit" means any Letter of Credit that is not a
           ---------------------
Canadian Letter of Credit.

          "U.S. LC Disbursement" means any LC Disbursement that is not a
           --------------------
Canadian LC Disbursement.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Classification of Loans and Borrowings.  For purposes
                         ---------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ----
"Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type
                              ----
(e.g., a "Eurocurrency Revolving Loan"). Borrowings also may be classified and
 ----
referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a
                      ----                                       ----

"Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving
                                                ----
Borrowing").

          SECTION 1.03.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04.  Accounting Terms; GAAP.  Except as otherwise expressly
                         -----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date of this Agreement in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

          SECTION 1.05.  Canadian Exchange Rate.  (a)  Not later than 1:00 p.m.,
                         -----------------------
New York City time, on each Calculation Date, if any Canadian Loan is outstanding or there is any Canadian LC Exposure, the Canadian Agent shall determine the Canadian Exchange Rate as of such Calculation Date with respect to Canadian Dollars and shall give notice thereof to the Administrative Agent, the Lenders and the Company. The Canadian Exchange Rate so determined shall become effective on the first Canadian Business Day immediately following the relevant Calculation Date (a "Reset Date"), shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than Section 2.07(e), Section 2.13(i), Section 10.13 or any other provision expressly requiring the use of a current Canadian Exchange Rate) be the Canadian Exchange Rate, as employed in converting any amounts between dollars and Canadian Dollars.

          (b) Not later than 5:00 p.m., New York City time, on each Reset Date and each borrowing date with respect to Canadian Loans and each date of an issuance of a Canadian Letter of Credit, the Canadian Agent shall (i) determine the Canadian Dollar Equivalent of the aggregate principal amount of the Canadian Loans and Canadian LC Exposure then outstanding (after giving effect to any Canadian Loans or Canadian LC Disbursements to be made or repaid on such date and to any Canadian Letters of Credit to be issued on such date) and (ii) notify the Administrative Agent, the Lenders and the Company of the results of such determination.


                                  ARTICLE II

                                  The Credits
                                  -----------

          SECTION 2.01.  Commitments.  (a) Subject to the terms and conditions
                         ------------
set forth herein, each Lender agrees to make Revolving Loans denominated in dollars or to any U.S. Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (ii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments.

          (b) Subject to the terms and conditions set forth herein, each Canadian Lender agrees to make Canadian Loans denominated in Canadian Dollars to the Canadian Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) the Canadian Dollar Equivalent of the aggregate principal amount of outstanding Canadian Loans made by such Canadian Lender and such Canadian Lender's Canadian LC Exposure (or, if applicable, the Canadian Dollar Equivalent thereof) exceeding such Canadian Lender's Canadian Commitment, (ii) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment, (iii) the sum of the total Revolving Credit Exposures exceeding the total Commitments or (iv) the sum of the Canadian Dollar Equivalent of the aggregate principal amount of all Canadian Loans and the Canadian LC Exposure (or, if applicable, the Canadian Dollar Equivalent thereof) exceeding $60,000,000. Utilization of a Canadian Lender's Canadian Commitment shall constitute utilization of such Canadian Lender's Commitment for purposes hereof.

          (c) Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

          SECTION 2.02.  Loans and Borrowings.  (a)  Each Revolving Loan (other
                         ---------------------
than Canadian Loans) shall be made as part of a Borrowing consisting of Revolving Loans denominated in the same currency and made by the Lenders ratably in accordance with their respective Unused Commitments. Each Canadian Loan shall be made as part of a Borrowing consisting of Canadian Loans made by the Canadian Lenders ratably in accordance with their Canadian Commitments. Each Acceptance shall be drawn in accordance with the procedures set forth in Section 2.19. Each Competitive Loan shall be made in accordance with the procedures set forth in
Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided
                                                                    --------
that the Commitments, the Canadian Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.13, (i) each Revolving Borrowing shall be comprised entirely of ABR Loans, Eurocurrency Loans in a single currency, Acceptances or Canadian Prime Rate Loans as the applicable Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurocurrency Loans in a single currency or Fixed Rate Loans as the applicable U.S. Borrower may request in accordance herewith. Each Swingline Borrowing shall be a Swingline Rate Loan. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation
      --------
of any Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurocurrency Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $5,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is
--------
equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.20(e). Each Canadian Prime Rate Loan shall be in an aggregate amount that is an integral multiple of Cdn.$1,000,000 and not less than Cdn.$5,000,000. Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000. Each Swingline Loan shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of
               --------
15 Eurocurrency Revolving Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03.  Requests for Revolving Borrowings.  (a)  To request a
                         ----------------------------------
Revolving Borrowing (other than a Canadian Borrowing), a U.S. Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing, or (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the same Business Day of the proposed Borrowing. To request Acceptances, the Canadian Borrower shall follow the procedures set forth in Section 2.19.

          (b) To request a Canadian Prime Rate Borrowing, the Canadian Borrower shall notify the Canadian Agent of such request by telephone not later than 10:30 a.m., Toronto time, on the same Canadian Business Day of the proposed Borrowing.

          (c) Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent, or the Canadian Agent, as applicable, of a written Borrowing Request in a form approved by the Administrative Agent or the Canadian Agent, as applicable, and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with
Section 2.02:

          (i)   the aggregate amount of the requested Borrowing;

          (ii) the date of such Borrowing, which shall be a Business Day or a Canadian Business Day, as applicable;

          (iii) whether such Borrowing is to be an ABR Borrowing, a Eurocurrency Revolving Borrowing or a Canadian Prime Rate Borrowing;

          (iv) in the case of a Eurocurrency Revolving Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (v) the location and number of the relevant Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no currency is specified with respect to any requested Eurocurrency Revolving Borrowing, then the relevant U.S. Borrower shall be deemed to have selected dollars. If no Interest Period is specified with respect to any requested Eurocurrency Revolving Borrowing, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request for a Revolving Borrowing (other than a Canadian Borrowing) in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. Promptly following receipt of a Borrowing Request for a Canadian Prime Rate Borrowing in accordance with this

Section, the Canadian Agent shall advise the Administrative Agent and each Canadian Lender of the details thereof and of the amount of such Canadian Lender's Canadian Prime Rate Loan to be made as part of the requested Borrowing.

          SECTION 2.04.  Competitive Bid Procedure.  (a) Subject to the terms
                         -------------------------
and conditions set forth herein, from time to time during the Availability Period any U.S. Borrower may request Competitive Bids for Competitive Loans denominated in dollars and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the
                                               --------
total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, a U.S. Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that the U.S. Borrowers may
                                           --------
submit in the aggregate up to (but not more than) four Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by the applicable U.S. Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

          (i)   the aggregate amount of the requested Borrowing;

          (ii)  the date of such Borrowing, which shall be a Business Day;

          (iii) whether such Borrowing is to be a Eurocurrency Borrowing or a Fixed Rate Borrowing;

          (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (v) the location and number of the relevant U.S. Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

          (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to any U.S. Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Eurocurrency Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the applicable U.S. Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

          (c) The Administrative Agent shall promptly notify the applicable U.S. Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

          (d) Subject only to the provisions of this paragraph, a U.S. Borrower may in its sole and absolute discretion accept or reject any Competitive Bid. The relevant U.S. Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurocurrency Competitive Borrowing, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure
                                                   --------
of such U.S. Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) such U.S. Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if such U.S. Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such U.S. Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, such U.S. Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive
                                        ----------------
Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by such U.S. Borrower. A notice given by any U.S. Borrower pursuant to this paragraph shall be irrevocable.

          (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

          (f) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the relevant U.S. Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

          SECTION 2.05.  Swingline Loans.  (a)  Subject to the terms and
                         ----------------
conditions set forth herein, each Swingline Lender agrees to make Swingline Loans in dollars to any U.S. Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) such Swingline Lender's Swingline Exposure exceeding such Swingline Lender's Swingline Commitment, (ii) the aggregate principal amount of outstanding Swingline Loans exceeding $100,000,000 or (iii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments; provided that no Swingline
                                                   --------
Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, any U.S. Borrower may borrow, prepay and reborrow Swingline Loans.

          (b) To request a Swingline Loan, a U.S. Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed relevant Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the relevant Swingline Lender of any such notice received from any U.S. Borrower. The relevant Swingline Lender shall make such Swingline Loan available to such U.S. Borrower by means of a credit to a dollar account designated in writing by the Borrower not less than one Business Day prior to such Loan (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.20(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

          (c) The relevant Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's pro rata percentage of Unused Commitments of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the relevant Swingline Lender, such Lender's pro rata percentage of Unused Commitments of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the
       ------- --------
Administrative Agent shall promptly pay to the relevant Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the relevant Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the relevant Swingline Lender. Any amounts received by any Swingline Lender from a Borrower (or other party on behalf of a Borrower) in respect of a Swingline Loan after receipt by the relevant Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the relevant Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the relevant Borrower of any default in the payment thereof.

          (d)  Replacement of Swingline Lender.  At any time there are no
               --------------------------------
outstanding Swingline Loans for a Swingline Lender, such Swingline Lender may be replaced by written agreement among the Company, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of a Swingline Lender. From and after the effective date of any such replacement,
(i) the successor Swingline Lender shall have all the rights and obligations of such Swingline Lender under this Agreement and (ii) references herein to the term "Swingline Lender" shall be deemed to include such successor.

          SECTION 2.06.  Funding of Borrowings.  (a)  Each Lender shall make
                         ----------------------
each Loan (other than a Canadian Loan) to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided
                                                                     --------
that Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the relevant U.S. Borrower by promptly crediting the amounts so received, in like funds, to an account of the Company maintained with the Administrative Agent in New York City and designated by the relevant U.S. Borrower in the applicable Borrowing Request or Competitive Bid Request; provided that ABR Revolving Loans made to finance
                            --------
the reimbursement of an LC Disbursement as provided in Section 2.20(e) shall be remitted by the Administrative Agent to the Issuing Bank. Each Canadian Lender shall make each Canadian Prime Rate Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., Toronto time, to the account of the Canadian Agent most recently designated by it for such purpose by notice to the Canadian Lenders. The Canadian Agent will make such Canadian Prime Rate Loans available to the Canadian Borrower by promptly crediting the amounts so received, in like funds, to an account of the Canadian Borrower maintained with the Canadian Agent in Toronto and designated by the Canadian Borrower in the applicable Borrowing Request.

          (b) Unless the Administrative Agent or the Canadian Agent, as applicable, shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent or the Canadian Agent, as applicable, such Lender's share of such Borrowing, the Administrative Agent or the Canadian Agent, as applicable, may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent or the Canadian Agent, as applicable, then the applicable Lender and the relevant Borrower severally agree to pay to the

Administrative Agent or the Canadian Agent, as applicable, forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, (x) the Federal Funds Effective Rate (in the case of a Borrowing in dollars) and (y) the rate reasonably determined by the Canadian Agent to be the cost to it of funding such amount (in the case of a Borrowing in Canadian Dollars) or (ii) in the case of such Borrower, the interest rate applicable to the subject Loan. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.07.  Interest Elections.  (a)  Each Revolving Borrowing
                         -------------------
(other than Canadian Loans) initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings or Swingline Borrowings, which may not be converted or continued.

          (b) To make an election pursuant to this Section, a Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent or the Canadian Agent, as applicable, of a written Interest Election Request in a form approved by the Administrative Agent or the Canadian Agent, as applicable, and signed by the relevant Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

          (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then such Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Revolving Borrowing in dollars shall be converted to an ABR

Borrowing at the end of the Interest Period applicable thereto.

          (f) Each Canadian Loan initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Canadian Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of an Acceptance, may elect Interest Periods therefor, all as provided in this Section. The Canadian Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Canadian Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (g) To make an election pursuant to this Section, the Canadian Borrower shall notify the Canadian Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Canadian Agent of a written Interest Election Request in a form approved by the Canadian Agent and signed by the Canadian Borrower.

          (h) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Canadian Business Day;

          (iii) whether the resulting Borrowing is to be a Canadian Prime Rate Borrowing or an Acceptance; and

          (iv) if the resulting Borrowing is an Acceptance, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then such Borrower shall be deemed to have selected an Interest Period of 30 days' duration.

          (i) Promptly following receipt of an Interest Election Request, the Canadian Agent shall advise each Canadian Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (j) If the Borrower fails to deliver a timely Interest Election Request with respect to a Canadian Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Canadian Prime Rate Borrowing.

          SECTION 2.08.  Termination and Reduction of Commitments.  (a)  Unless
                         -----------------------------------------
previously terminated, the Commitments shall terminate on the Maturity Date.

          (b) The Company may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments
                         --------
shall be in an amount that is an integral multiple of $5,000,000 and not less than $25,000,000 and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments. To the extent necessary, the Canadian Commitments of the Canadian Lenders shall be automatically reduced to ensure that such Canadian Commitments do not exceed the Commitments of such Lenders.

          (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of
                                               --------
termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

          (d) The total Commitments shall be automatically and permanently reduced by an amount, not in excess of $300,000,000, equal to the gross proceeds of any issuance of Permitted Notes or the gross cash proceeds of any issuance of equity of the Company (other than equity issued in connection with the Company's employee benefit and compensation plan) after the date of this Agreement. The Commitment reductions required by this Section 2.08(d) shall be effective as of the date of the receipt by the Company or any Related Party of proceeds from the issuance of the Permitted Notes or equity of the Company. To the extent the total Revolving Credit Exposure and the aggregate principal amount of outstanding Competitive Loans, after giving effect to such Commitment reductions, would exceed the total Commitments, the Borrowers shall prepay such principal amount of Loans as would cause the total Revolving Credit Exposure and the aggregate principal amount of outstanding Competitive Loans to be equal to or less than the total Commitments. All prepayments under this Section 2.08(d) shall be subject to Section 2.15, but shall otherwise be without premium or penalty and shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment. To the extent necessary, the Canadian Commitments of the Canadian Lenders shall be automatically reduced to ensure that such Canadian Commitments do not exceed the Commitments of such Lenders.

          SECTION 2.09.  Repayment of Loans; Evidence of Debt.  (a) Each U.S.
                         -------------------------------------
Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Borrower on the Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Competitive Loan of such Borrower on the last day of the Interest Period applicable to such Loan and (iii) to the relevant Swingline Lender the then unpaid principal amount of each Swingline Loan made by such Swingline Lender on the earlier of the

Maturity Date and the fifth day after such Swingline Loan of such Borrower is made; provided that on each date that a Revolving Borrowing or Competitive
      --------
Borrowing is made by a Borrower, such Borrower shall repay all Swingline Loans then outstanding. The Canadian Borrower hereby unconditionally promises to pay to the Canadian Agent for the account of each Canadian Lender the then unpaid principal amount of each Canadian Prime Rate Loan on the last day of each Interest Period or the Maturity Date, if earlier.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each U.S. Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The Canadian Agent shall maintain accounts in which it shall record (i) the amount of each Canadian Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Canadian Borrower to each Canadian Lender hereunder and (iii) the amount of any sum received by the Canadian Agent hereunder for the account of the Canadian Lenders and each Canadian Lender's share thereof.

          (e)  The entries made in the accounts maintained pursuant to paragraph
(b), (c) or (d) of this Section shall be prima facie evidence of the existence
                                         ----- -----
and amounts of the obligations recorded therein; provided that the failure of
                                                 --------
any Lender, the Administrative Agent or the Canadian Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

          (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the relevant Borrower shall prepare, execute and deliver to such

Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.10.  Prepayment of Loans.  (a)  Subject to Section 2.15, any
                         --------------------
Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section; provided that (i) the Canadian Borrower shall not
                               --------
have the right to prepay any Acceptance and (ii) no Borrower shall have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

          (b) The relevant U.S. Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 10:30 a.m., New York City time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. The Canadian Borrower shall notify the Canadian Agent by telephone (confirmed by telecopy) of any prepayment hereunder of a Canadian Prime Rate Borrowing not later than 10:00 a.m., Toronto time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a
--------
conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent or the Canadian Agent, as applicable, shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

          (c) If, on the last day of any Interest Period for any Borrowing, the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures exceeds the total Commitments, the relevant Borrower shall, on such day, prepay Revolving Loans in an amount equal to the lesser of (i) such excess and (ii) the amount of such Borrowing. If, on any Reset Date, the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures exceeds 105% of the total Commitments, then the Borrowers shall, not later than the next Business Day, prepay one or more Revolving Borrowings in an aggregate principal amount equal to the excess, if any, of the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures (in each case as of such Reset Date) over the total Commitments.

          (d) If, on the last day of any Interest Period for any Borrowing of Canadian Loans, the Canadian Dollar Equivalent of the aggregate principal amount of outstanding Canadian Loans and Canadian LC Exposure exceeds $60,000,000 (or such other amount after giving effect to any reduction or increase thereof pursuant to this Agreement), the Canadian Borrower shall, on such day, prepay such Canadian Borrowing in an amount equal to the lesser of (i) such excess and
(ii) the amount of such Borrowing. If, on any Reset Date, the Canadian Dollar Equivalent of the sum of the aggregate principal amount of outstanding Canadian Loans and the Canadian LC Exposure exceeds 105% of $60,000,000 (or such other amount after giving effect to any reduction or increase thereof pursuant to this Agreement), then the Canadian Borrower shall, not later than the next Canadian Business Day, prepay one or more Canadian Borrowings in an aggregate principal amount equal to the excess, if any, of the Canadian Dollar Equivalent of the aggregate principal amount of the sum of the outstanding Canadian Loans and the Canadian LC Exposure (as of such date of repayment) over $60,000,000 (or such other amount after giving effect to any reduction or increase thereof pursuant to this Agreement). Any amounts prepaid in respect of Acceptances shall be deposited by the Canadian Borrower in a cash collateral account with the Canadian Lender and invested by the Canadian Agent in short-term high-quality instruments or securities which investments shall be made at the option and sole discretion of the Canadian Agent and all amounts therein shall be used to repay Acceptances at their maturity dates.

          SECTION 2.11.  Fees.  (a)  The Company agrees to pay to the
                         -----
Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date of this Agreement to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure
--------
after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Facility fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day commencing on the first such date to occur after the Amendment Effective Date; provided that all unpaid facility fees shall be payable on the
                --------
date on which the Commitments terminate and any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Canadian Borrower agrees to pay to each Canadian Lender that accepts an Acceptance on its behalf a stamping fee in advance, at a rate per annum equal to the Applicable Rate set forth under the caption "Eurocurrency Spread/Stamping Fee Rate" on the date of acceptance of each Acceptance issued by the Canadian Borrower. All stamping fees shall be calculated on the amount of the Acceptance issued and shall be completed on the basis of a year of 365 days. The stamping fee shall be in addition to any other fees payable to such Canadian Lender in connection with the issuance or discounting of such Acceptance. The discount rate for Acceptances shall be equal to Reference Rate, shall be calculated under terms customary to the practice of the Canadian Lenders and shall be based upon a year of 365 days.

          (c) The Company agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in

Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurocurrency Revolving Loans, on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and
(ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Company and such Issuing Bank on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Amendment Effective Date; provided
                                                                    --------
that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees (other than participation fees and fronting fees with respect to the Canadian LC Exposure) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (d) The Company agrees to pay to each of the Administrative Agent and the Canadian Agent for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent or the Canadian Agent, as the case may be.

          (e) All fees payable hereunder (except for stamping fees that are subject to paragraph (c) above) shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

          (f) With respect to Canadian Loans and fees relating thereto and the fronting fees and participation fees relating to the Canadian LC Exposure, unless otherwise stated herein, wherever reference is made to a rate of interest "per annum" or a similar expression, such interest shall be calculated on the basis of a calendar year of 365 days or 366 days, as the case may be, and using the nominal rate method of calculation and shall not be calculated using the effective rate method of calculation or on any other basis that gives effect to the principle of deemed reinvestment of interest.

          (g) For purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid with respect to Canadian Loans or fees relating thereto is to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 360 or such other period of time, as the case may be.

          (h) On each day on which the aggregate Loans outstanding (or Dollar Equivalent thereof) exceed 66 2/3% of the Commitments, a portion of the interest on the outstanding Loans equal to .05% of all outstanding Loans (based on a year of 360 days and payable for the actual number of days elapsed) shall be deemed to be a utilization fee. Such utilization fee shall be allocated among payments of interest so that there is no utilization fee outstanding immediately following the last day of March, June, September and December of each year. If the payments of interest prior to such last day of March, June, September or December are insufficient to allow such allocation of the utilization fee, the Borrowers shall prepay interest on the last day of March, June, September or December, as applicable, in an amount so that when such amount is allocated to the utilization fee there is no utilization fee outstanding following such date. This clause (h) shall not affect the aggregate amount of payments to be made under this Agreement or, except as set forth in the immediately preceding sentence the timing of any payments to be made under this Agreement.

          SECTION 2.12.  Interest.  (a)  The Loans comprising each ABR Borrowing
                         ---------
(other than Swingline Loans) shall bear interest at the Alternate Base Rate. Each Swingline Loan shall bear interest at the Swingline Rate, unless a participation is required to be made pursuant to subsection (c) of Section 2.05, in which case such Loan shall bear interest at the Alternate Base Rate.

          (b) The Loans comprising each Eurocurrency Borrowing shall bear interest (i) in the case of a Eurocurrency Revolving Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or
(ii) in the case of a Eurocurrency Competitive Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

          (c) Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

          (d) Each Canadian Prime Rate Loan shall bear interest at the Canadian Prime Rate.

          (e) Each Acceptance Equivalent Loan shall bear interest in accordance with Section 2.19.

          (f) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal payable in dollars of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section, (ii) in the case of any other amount payable in dollars, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section and (iii) in the case of any amounts payable in Canadian Dollars 2% plus the Canadian Prime Rate.

          (g) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant
                                     --------
to paragraph (f) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurocurrency Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all accrued interest shall be payable upon termination of the Commitments.

          (h) All interest hereunder shall be computed on the basis of a year of 360 days, except (i) that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and interest on the Canadian Loans shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. The applicable Canadian Prime Rate shall be determined by the Canadian Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.13.  Alternate Rate of Interest.  If prior to the
                         ---------------------------
commencement of any Interest Period for a Eurocurrency Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate, as applicable, for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurocurrency Competitive Loan, the Lender that is required to make such Loan) that the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurocurrency Borrowing shall be ineffective, and any Eurocurrency Borrowing so requested to be continued shall be converted to an ABR Borrowing on the last day of the then current Interest Period with respect thereto, (ii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by any Borrower for a Eurocurrency Competitive Borrowing shall be ineffective; provided that (A) if the
                                            --------
circumstances giving rise to such notice do not affect all the Lenders, then requests for Eurocurrency Competitive Borrowings may be made to Lenders that are not affected thereby and (B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

          SECTION 2.14.  Increased Costs; Illegality. (a)  If any Governmental
                         ----------------------------
Authority shall have in effect any reserve, liquid asset or similar requirement with respect to any category of deposits or liabilities customarily used to fund loans in any currency, or by reference to which interest rates applicable to Loans in such currency are determined, and the result of such requirement shall be to increase the cost to any Lender of making or maintaining any Eurocurrency Loan or Fixed Rate Loan in such currency or to increase the cost to such Lender or any Issuing Bank of participating in, issuing or maintaining any Letter of Credit in such currency, and such Lender or Issuing Bank shall deliver to the Company a notice requesting compensation under this paragraph and setting forth the applicable Statutory Reserve Rate, then the Company will pay or cause the applicable Borrower to pay to such Issuing Bank with respect to each affected Letter of Credit such additional amount or amounts as will compensate such Issuing Bank for such additional costs incurred and to pay to such Lender on each Interest Payment Date with respect to each affected Loan an amount equal to the difference between (i) the interest payable on such Loan on such date and
(ii) the interest that would have been payable had such Loan borne interest at a rate equal to (A) the LIBO Rate for the applicable Interest Period multiplied by the applicable Statutory Reserve Rate plus (B) the Applicable Rate or Margin applicable to such Loan.

          (b) If any Change in Law shall impose on any Lender or the London interbank market any condition affecting this Agreement or Eurocurrency Loans, Fixed Rate Loans or Acceptances made by such Lender or any Letter of Credit or participation therein (other than any reserve, liquid asset or similar requirement referred to in paragraph (a) above), and the result thereof shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan, Fixed Rate Loan or Acceptance (or of maintaining its obligation to make any such Loan or Acceptance) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Company will pay or cause the applicable Borrower to pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. Notwithstanding the foregoing, no additional amount shall be paid by the Company or any other Borrower to compensate such Lender or Issuing Bank for any additional costs incurred or reduction suffered as a result of any Change in Law affecting Excluded Taxes.

          (c) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time the Company will pay or cause the applicable Borrower to pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered.

          (d) A certificate of a Lender or Issuing Bank setting forth (i) the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a), (b) or (c) of this Section shall be delivered to the Company and (ii) a reasonably detailed explanation of the calculation of such amount or amounts shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay or cause the applicable Borrower to pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (e) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided
                                                                       --------
that neither the Company nor any other Borrower shall be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or Issuing Bank's intention to claim compensation therefor; provided further that,
                                                         -------- -------
if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          (f) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

          (g) Notwithstanding any other provision of this Agreement, if, after the date of this Agreement, any Change in Law shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan, then, by written notice to the Company and to the Administrative Agent:

          (i) such Lender may declare that Eurocurrency Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurocurrency Loans), whereupon such Lender shall not submit a Competitive Bid in response to a request for a Eurocurrency Competitive Loan and any request for a Eurocurrency Borrowing (or to convert an ABR Borrowing to a Eurocurrency Borrowing or to continue a Eurocurrency Borrowing, as the case may be, for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurocurrency Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

          (ii) such Lender may require that all outstanding Eurocurrency Loans made by it be converted to ABR Loans, in which event all such Eurocurrency Loans shall be automatically converted to ABR Loans, as of the effective date of such notice as provided in paragraph (h) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans, as the case may be.

          (h) For purposes of this Section 2.14, a notice to the Company by any Lender shall be effective as to each Eurocurrency Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurocurrency Loan; in all other cases such notice shall be effective on the date of receipt by the Company.

          SECTION 2.15.  Break Funding Payments.  In the event of (a) the
                         -----------------------
payment or prepayment (voluntary or otherwise) of any principal of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of an Interest Period or maturity date applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of the Interest Period or maturity date applicable thereto as a result of a request by any Borrower pursuant to Section 2.18, then, in any such event, such Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on such Loan had such event not occurred, at the LIBO Rate in the case of a Eurocurrency Loan or discount rate in the case of an Acceptance that would have been applicable to such Loan or Acceptance, for the period from the date of such event to the last day of the then current Interest Period therefor or the maturity date thereof (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits of a comparable amount and period from other banks. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The relevant Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.16.  Taxes.  (a)  Any and all payments by or on account of
                         ------
any obligation of any Loan Party hereunder and under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Loan Party shall be required to deduct any
                --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the Canadian Agent, each Collateral Agent, each Issuing Bank or the Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) (i) The relevant Loan Party shall indemnify the Administrative Agent, the Canadian Agent, each Issuing Bank, each Collateral Agent and each Lender, within 20 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative

Agent, the Canadian Agent, such Issuing Bank, such Collateral Agent or such Lender on or with respect to any payment by or on account of any obligation of such Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses (other than those resulting solely from a failure by the Administrative Agent, the Canadian Agent, such Issuing Bank, such Collateral Agent or such Lender, as the case may be, to pay, within a reasonable period of time after receipt of notice and demand for payment, any Indemnified Taxes or Other Taxes for which it is entitled to receive an indemnification payment) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, setting forth in reasonable detail the basis and computation thereof, delivered to the Company by a Lender, Collateral Agent or Issuing Bank or by the Administrative Agent or the Canadian Agent on its own behalf or on behalf of a Lender, Collateral Agent or Issuing Bank shall be conclusive absent manifest error.

          (ii) If the Administrative Agent, the Canadian Agent, an Issuing Bank, either of the Collateral Agents or any Lender shall become aware that it is entitled to receive a refund of Indemnified Taxes or Other Taxes, it shall promptly notify the relevant Borrower thereof and, at such Borrower's request, shall apply for such refund at such Borrower's expense. If the Administrative Agent, the Canadian Agent, an Issuing Bank, either of the Collateral Agents or any Lender receives a refund of any Indemnified Taxes or Other Taxes for which the Administrative Agent, the Canadian Agent, such Issuing Bank, such Collateral Agent or such Lender has received payment from the relevant Borrower hereunder, it shall promptly notify such Borrower thereof and shall promptly repay such refund to such Borrower without interest, except to the extent interest shall have accompanied such refund.

          (iii) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.16(c) shall survive the payment in full of principal and interest hereunder.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to the relevant Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under any Loan Document shall deliver to the Company (with a copy to the Administrative Agent), on or before the time such Foreign Lender (or the assignee thereof) becomes a party to this Agreement (or designates a new lending office), and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate. In addition, each Foreign Lender shall deliver such documentation promptly upon the obsolescence or invalidity of any documentation previously delivered by such Foreign Lender.

          SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of Set-
                         ------------------------------------------------------
offs.  (a)  Each U.S. Borrower and each Subsidiary Guarantor shall make each
-----
payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest or fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) from a Payment Location in the United States prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. The Canadian Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 2:00 p.m., Toronto time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent or the Canadian Agent, as applicable, be deemed to have been received on the next succeeding Business Day or Canadian Business Day, as applicable, for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent in dollars at its offices at 270 Park Avenue, New York, New York or to the Canadian Agent in Canadian Dollars at its office at 55 King Street at Bay Street, Toronto, as applicable, except payments to be made directly to any Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 10.03 shall be made directly to the Persons entitled thereto. The Administra tive Agent or the Canadian Agent, as applicable, shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day or Canadian Business Day, as applicable, the date for payment shall be extended to the next succeeding Business Day or Canadian Business Day, as applicable, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All Loans and facility fees hereunder, other than as set forth in the next two succeeding sentences, shall be denominated and made, and all payments hereunder (whether of principal, interest or otherwise) shall be made, in dollars. All Canadian Loans hereunder shall be denominated and made, and all payments hereunder in respect thereof (whether of principal, interest or acceptance fees) shall be made, in Canadian Dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent or the Canadian Agent, as applicable, to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or any right under any Security Document or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans (or Canadian Loans, in the case of Canadian Lenders) or participations in LC Disbursements (or Canadian LC Disbursements, in the case of Canadian Lenders) or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans (or Canadian Loans, in the case of Canadian Lenders) and participations in LC Disbursements (or Canadian LC Disbursements, in the case of Canadian Lenders) and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans (or Canadian Loans, in the case of Canadian Lenders) and participations in LC Disbursements (or Canadian LC Disbursements, in the case of Canadian Lenders) and Swingline Loans of other Lenders (or other Canadian Lenders, in the case of Canadian Loans) to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans (or Canadian Loans, in the case of Canadian Lenders) and participations in LC Disbursements (or Canadian LC Disbursements, in the case of Canadian Lenders) and Swingline Loans; provided that (i) if any
                                                      --------
such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to any Borrower or any subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of set-off and counterclaim or such rights under any Security Document with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the relevant Loan Party prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that such Loan Party will not make such payment, the Administrative Agent may assume that such Loan Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if such Loan Party has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the

Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, in the case of a Borrowing in dollars, at the Federal Funds Effective Rate.

          (e) Unless the Canadian Agent shall have received notice from the Canadian Borrower prior to the date on which any payment is due to the Canadian Agent for the account of the Canadian Lenders or any Issuing Bank hereunder that the Canadian Borrower will not make such payment, the Canadian Agent may assume that the Canadian Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Canadian Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Canadian Borrower has not in fact made such payment, then each of the Canadian Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Canadian Agent forthwith on demand the amount so distributed to such Canadian Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Canadian Agent, at the rate reasonably determined by the Canadian Agent to be the cost of funding such amount.

          (f) If any Lender or Issuing Bank shall fail to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(b) or 2.17(d) or
(e), then the Administrative Agent or the Canadian Agent, as applicable, may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by it for the account of such Lender or Issuing Bank to satisfy such Lender's or Issuing Bank's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.18.  Mitigation Obligations; Replacement of Lenders.  (a)
                         -----------------------------------------------
If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount or indemnification payment to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment
(i) would eliminate or reduce
amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense (including the fees referred to in Section 10.04(b)) and effort, upon notice to such Lender and the Administrative Agent or the Canadian Agent, as applicable, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under the Loan Documents (other than any outstanding Competitive Loans held by it, but including its Canadian Commitment, in the case of a Canadian Lender) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company
                                              --------
shall have received the prior written consent of the Administrative Agent or the Canadian Agent, as applicable (and, if a Commitment is being assigned, the applicable Issuing Banks and Swingline Lenders), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under
Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

          SECTION 2.19.  Acceptances.  (a)  Acceptance Commitment.  Subject to
                         ------------       ----------------------
the terms and conditions hereof,

(i) each Canadian Lender severally agrees that the Canadian Borrower may issue, and such Lender shall accept, Drafts denominated in Canadian Dollars, in minimum denominations of Cdn.$100,000 or a whole multiple thereof and in minimum aggregate amounts of Cdn.$5,000,000 or any greater whole multiple of Cdn.$1,000,000, each in accordance with the provisions of this Section from time to time until the Maturity Date in an aggregate face amount at any one time outstanding which, together with the aggregate outstanding principal amount of such Canadian Lender's Canadian Prime Rate Loans and Canadian LC Exposure, shall not exceed such Lender's Canadian Commitment; provided, however, that the
                                              --------  -------
Canadian Borrower shall not be entitled to request any Acceptance that, if made, would result in more than 10 Acceptance Borrowings outstanding hereunder at any time. For purposes of this Agreement, the full face value of an Acceptance, without discount, shall be used when calculations are made to determine the outstanding amount of a Canadian Lender's Acceptances.

          (b)  Terms of Acceptance.  Each Draft shall be accepted by a Canadian
               -------------------
Lender, upon the written request of the Canadian Borrower, given in accordance with paragraph (c), by the completion and acceptance by such Canadian Lender of a Draft (i) payable in Canadian Dollars, drawn by such Borrower on such Canadian Lender in accordance with this Agreement, to the order of such Canadian Lender and (ii) maturing prior to the Maturity Date on a Canadian Business Day that occurs approximately 30, 60 or 90 days (or a lesser or greater number of days, subject to availability, after the date of such Draft and on or prior to the Maturity Date) thereafter.

          (c)  Borrowing Request and Discount of Acceptances.
               ---------------------------------------------

          (i) With respect to each requested acceptance of Drafts, the Canadian Borrower shall give the Canadian Agent a Borrowing Request (which shall be irrevocable and may be by telephone confirmed in writing within one Canadian Business Day) to be received prior to 12:00 (noon), Toronto time, two Canadian Business Days prior to the date of the requested acceptance, specifying:

               (A)  the date on which such Drafts are to be accepted;

               (B)  the aggregate face amount of such Drafts;

               (C)  the maturity date of such Acceptances; and

               (D) such additional information as the Canadian Agent or any Canadian Lender may reasonably from time to time request to be included in such notices.

          (ii) Upon receipt of a Borrowing Request, the Canadian Agent shall promptly notify each Canadian Lender of the contents thereof and of such Canadian Lender's ratable share of the Acceptances requested thereunder. The aggregate face amount of the Drafts to be accepted by a Canadian Lender shall be determined by the Canadian Agent by reference to the respective Canadian Commitments of the Canadian Lenders. Not later than 2:00 p.m., Toronto time, on the date of such notification each Canadian Lender shall give telegraphic or telex notice to the Canadian Agent's Lending Office of such Lender's acceptance of such Draft or Drafts pursuant to the Borrowing Request.

          (iii) Not later than 10:00 a.m., Toronto time, on the date of the acceptance of a Draft, each Reference Lender shall notify the Canadian Agent of the discount rate at which such Lender will discount the Draft or Drafts to be accepted by such Canadian Lender hereunder on such date and the Canadian Agent shall as soon as practicable thereafter advise the Canadian Borrower and each Canadian Lender of the Reference Rate. Not later than 2:00 p.m., Toronto time, on such date each Canadian Lender shall, subject to the fulfillment of the applicable conditions precedent specified in Section 4.01 and subject to the provisions of paragraph (e) of this Section, (a) on the basis of the information supplied by the Canadian Agent, as aforesaid, complete a Draft or Drafts of the Canadian Borrower by filling in the amount, date and maturity date thereof in accordance with the applicable Borrowing Request, (b) duly accept such Draft or Drafts, (c) discount the Acceptance or Acceptances created thereby, (d) give the Canadian Agent telegraphic or telex notice of such Canadian Lender's acceptance of such Draft or Drafts, confirming the discount rate at which it discounted the Acceptance or Acceptances (which discount rate shall be equal to the Reference Rate) and the amount paid to the Canadian Agent for the account of Canadian Borrower and (e) remit to the Canadian Agent in Canadian Dollars in immediately available funds an amount equal to the proceeds of such discount. Upon receipt by the Canadian Agent of such sums from the Canadian Lenders, the Canadian Agent shall make the aggregate amount thereof available to the Canadian Borrower. The stamping fee with respect to any Acceptance of any Canadian Lender shall be deducted from the discount proceeds payable by such Lender hereunder.

          (iv) Each extension of credit hereunder through the acceptance of Drafts shall be made simultaneously and pro rata by the Canadian Lenders in accordance with their respective Canadian Commitments; provided, however,
                                                            --------  -------
     that the failure of any Lender to accept any Acceptance shall not relieve any other Lender of its obligation to accept Acceptances hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to accept any Acceptance required to be accepted by such other Lender).

          (d)   Acceptance Obligation.  The Canadian Borrower is obligated, and
                ---------------------
hereby unconditionally agrees, to pay to each Canadian Lender the face amount of each Acceptance created by such Lender in accordance with a Borrowing Request pursuant to paragraph (c) on the maturity date thereof or on such earlier date as may be required pursuant to provisions of this Agreement. With respect to each Acceptance which is outstanding hereunder, the Canadian Borrower shall notify the Canadian Agent prior to 11:00 a.m., Toronto time, three Canadian Business Days prior to the maturity date of such Acceptance (which notice shall be irrevocable) of such Borrower's intention to issue Acceptances on such maturity date to provide for the payment of such maturing Acceptance and shall deliver a Borrowing Request to the Canadian Agent. Any repayment of an Acceptance must be made at or before 2:00 p.m. (Toronto time) on the maturity date of such Acceptance. If any Acceptance Obligation is not paid when due, it shall bear interest, payable on demand, at a rate per annum equal to 2% over the Canadian Prime Rate in effect from time to time, from the due date thereof to the date of payment thereof. The Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Canadian Lender in respect of any Acceptances accepted by such Canadian Lender under this Agreement which might exist solely by reason of those Acceptances being held, at the maturity thereof, by that Canadian Lender in its own right and the Canadian Borrower agrees not to claim any days of grace if that Canadian Lender, as holder, sues the Canadian Borrower on those Acceptances for payment of the amounts payable by the Canadian Borrower thereunder.

          (e)  Supply of Drafts.  To enable the Canadian Lenders to accept
               ----------------
Drafts in the manner specified in this Section, the Canadian Borrower shall supply to each Canadian Lender upon the execution of this Agreement and thereafter from time to time forthwith upon request by such Canadian Lender a sufficient number of blank Drafts conforming with the requirements of this Agreement and duly executed on behalf of the Canadian Borrower, which such Canadian Lender shall hold in safekeeping. The Canadian Borrower hereby authorizes and requests each Canadian Lender in accordance with each Borrowing Request received from the Canadian Borrower pursuant to paragraph (c) to take the measures with respect to a Draft or Drafts of the Canadian Borrower then in possession of such Lender specified in paragraph (c)(iii) and in accordance with the Borrowing Request. In case any authorized signatory of the Canadian Borrower whose signature shall appear on any Draft shall cease to have such authority before the acceptance of a Draft with respect to such Draft, the obligations of the Canadian Borrower hereunder and under such Acceptance shall nevertheless be valid for all purposes as if such authority had remained in force until such creation. The Canadian Agent and each Canadian Lender shall be fully protected in relying upon any instructions received from the Canadian Borrower (orally or otherwise) without any duty to make inquiry as to the genuineness of such instructions. The Canadian Agent and each Canadian Lender shall be entitled to rely on instructions received from any person identifying himself (orally or otherwise) as a duly authorized officer of the Canadian Borrower and shall not be liable for any errors, omissions, delays or interruptions in the transmission of such instructions, except for those arising by reason of the gross negligence or wilful misconduct of the Canadian Agent or such Canadian Lender, as the case may be.

          (f) No Canadian Lender shall be responsible or liable for its failure to accept a Draft if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide the Drafts described in paragraph (e) above to such Canadian Lender on a timely basis nor shall any Canadian Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such Draft except loss or improper use arising by reason of the gross negligence or wilful misconduct of such Canadian Lender.

          (g)  Rights of Canadian Lender as to Acceptances. Neither the Canadian
               -------------------------------------------
Agent nor any Canadian Lender shall have any responsibility as to the application of the proceeds by the Canadian Borrower of any discount of any Acceptances. For greater certainty, each Canadian Lender may, at any time, purchase Acceptances issued by the Canadian Borrower and may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Acceptances accepted and/or purchased by it.

          (h)  Acceptance Equivalent Loans.  Whenever a Canadian Borrower
               ---------------------------
delivers a Borrowing Request to the Canadian Agent under this Agreement requesting the Canadian Lenders to accept Drafts, a Canadian Lender may at its option, in lieu of accepting Drafts, make an Acceptance Equivalent Loan. On each date on which Drafts are to be accepted, subject to the same terms and conditions applicable to the acceptance of Drafts, any Canadian Lender that elects to make an Acceptance Equivalent Loan, upon delivery by the Canadian Borrower of an executed Discount Note payable to the order of such Canadian Lender, will remit to the Canadian Agent in immediately available funds for the account of the Canadian Borrower the Acceptance equivalent discount proceeds in respect of the Discount Notes issued by the Canadian Borrower to the Canadian Lender.

          (i)  Terms Applicable to Discount Notes.  The term "Acceptance" when
               ----------------------------------
used in this Agreement shall be construed to include Discount Notes and all terms of this Agreement applicable to Acceptances shall apply equally to Discount Notes evidencing Acceptance Equivalent Loans with such changes as may in the context be necessary (except that no Discount Note may be sold, rediscounted or otherwise disposed of by the Canadian Lender making Acceptance Equivalent Loans). For greater certainty:

          (i) a Discount Note shall mature and be due and payable on the same date as the maturity date for Acceptances specified in the applicable Borrowing Request;

          (ii) a stamping fee will be payable in respect of a Discount Note and shall be calculated at the same rate and in the same manner as the stamping fee in respect of an Acceptance; and

          (iii) an Acceptance Equivalent Loan made by a Canadian Lender will be considered to be part of a

     Canadian Lender's outstanding Acceptances for all purposes of this Agreement.

          (j) At the option of any Canadian Lender, Acceptances under this Agreement to be accepted by that Canadian Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills
                ------------------------------
so issued shall be governed by the provisions of this Section 2.19.

          (k)  Cash Collateralization.  If any Event of Default shall occur and
               -----------------------
be continuing, on the Business Day that the Canadian Borrower receives notice from the Canadian Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Canadian Lenders with Acceptance Obligations representing greater than 50% of the total Acceptance Obligations) demanding the deposit of cash collateral pursuant to this paragraph, the Canadian Borrower shall deposit in an account with the Canadian Agent, in the name of the Canadian Agent and for the benefit of the Lenders, an amount in cash equal to the outstanding Acceptance Obligations as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral
                  --------
shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrowers described in clause (h) or
(i) of Article VII. Such deposits shall be held by the Canadian Agent as collateral for the payment and performance of the obligations of the Canadian Borrower under this Agreement. The Canadian Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such accounts. Other than any interest earned on the investment of such deposits, which investments shall be, with respect to deposits held by the Canadian Agent, made at the option and sole discretion of the Canadian Agent and at the Canadian Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such accounts. Moneys in such accounts shall be applied by the Canadian Agent to reimburse the Canadian Lenders for each Acceptance Obligation not paid when due, to the extent not so applied, shall be held for the satisfaction of the other Acceptance Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Canadian Lenders with Acceptance Obligations representing greater than 50% of the total Acceptance Obligations), be applied to satisfy other obligations of the Canadian Borrower under this Agreement. If the Canadian Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Canadian Borrower, as the case may be, within three Canadian Business Days after all Events of Default have been cured or waived.

          SECTION 2.20.  Letters of Credit.  (a)  General. Subject to the terms
                         ------------------       --------
and conditions set forth herein, any U.S. Borrower may request the issuance of Letters of Credit denominated in dollars for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. Subject to the terms and conditions set forth herein and there being an Issuing Bank willing to issue Canadian Letters of Credit, the Canadian Borrower may request the issuance of Canadian Letters of Credit for its own account, in a form reasonably acceptable to the Canadian Agent and the Issuing Bank, at any time and from time to time during the Availability Period. The Letters of Credit heretofore issued by the Lenders listed on Schedule 2.20(a), for the account of the Company, which are listed in Schedule 2.20(a) (and any successive renewals from time to time thereof) shall, from and after the Amendment Effective Date, be deemed to be Letters of Credit issued pursuant to this Agreement in respect of which the relevant Lender listed on Schedule 2.20(a) will be an Issuing Bank hereunder.
In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the applicable Borrower to, or entered into by such Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions.  To request the issuance of a Letter of Credit (or the amendment,
-----------
renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing
Bank) to the Issuing Bank and the Administrative Agent or, in the case of a Canadian Letter of Credit, the Canadian Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the applicable Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $25,000,000 and (ii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Commitments. In addition to the requirements set forth in the preceding sentence, a Canadian Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Canadian Letter of Credit the Canadian Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the sum of the Canadian LC Exposure plus the aggregate principal amount of all outstanding Canadian Loans shall not exceed $60,000,000.

          (c)  Expiration Date.  Each Letter of Credit shall expire at or prior
               ----------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date, provided that any Letter
                                                       --------
of Credit may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above).

          (d)  Participations.  By the issuance of a U.S. Letter of Credit (or
               ---------------
an amendment to a U.S. Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such U.S. Letter of Credit equal to such Lender's Unused Applicable Percentage of the aggregate amount available to be drawn under such U.S. Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Unused Applicable Percentage of each U.S. LC Disbursement made by the Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to any Borrower for any reason.
By the issuance of a Canadian Letter of Credit (or an amendment to a Canadian Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Canadian Lenders, the Issuing Bank hereby grants to each Canadian Lender, and each Canadian Lender hereby acquires from the Issuing Bank, a participation in such Canadian Letter of Credit equal to such Canadian Lender's Canadian Applicable Percentage of the aggregate amount available to be drawn under such Canadian Letter of Credit. In consideration and in furtherance of the foregoing, each Canadian Lender hereby absolutely and unconditionally agrees to pay to the Canadian Agent, for the account of the Issuing Bank, such Canadian Lender's Canadian Applicable Percentage of each Canadian LC Disbursement made by the Issuing Bank and not reimbursed by the Canadian Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Canadian Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided, however,
                                                            --------
that no Lender shall be obligated to make any payment to the Administrative Agent or the Canadian Agent, as the case may be, for any wrongful LC Disbursement made by an Issuing Bank as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank.

          (e)  Reimbursement.  If the Issuing Bank shall make any U.S. LC
               --------------
Disbursement in respect of a U.S. Letter of Credit, the applicable Borrower shall reimburse such U.S. LC Disbursement by paying to the Administrative Agent an amount equal to such U.S. LC Disbursement not later than 12:00 noon, New York City time, on the date that such U.S. LC Disbursement is made, if such Borrower shall have received notice of such U.S. LC Disbursement prior to 10:00 a.m., New York City time, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that such Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that,
                                                                 --------
if such U.S. LC Disbursement is not less than $1,000,000, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Issuing Bank shall make any Canadian LC Disbursement in respect of a Canadian Letter of Credit, the Canadian Borrower shall reimburse such Canadian LC Disbursement by paying to the Canadian Agent an amount equal to such Canadian LC Disbursement, in like funds, not later than 12:00 noon, Toronto time, on the date that such Canadian LC Disbursement is made, if the Canadian Borrower shall have received notice of such Canadian LC Disbursement prior to 10:00 a.m., Toronto time, or, if such notice has not been received by the Canadian Borrower prior to such time on such date, then not later than 12:00 noon, Toronto time, on (i) the Canadian Business Day that the Canadian Borrower receives such notice, if such notice is received prior to 10:00 a.m., Toronto time, on the day of receipt, or (ii) the Business Day immediately following the day that the Canadian Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, in the case of Canadian LC
                                 --------
Disbursements denominated in Canadian Dollars, if such Canadian LC Disbursement is not less than Cdn.$5,000,000, the Canadian Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 that such payment be financed with a Canadian Prime Rate Loan in an equivalent amount and, to the extent so financed, the Canadian Borrower's obligation to make such payment shall be discharged and replaced by the resulting Canadian Prime Rate Loan. If any Borrower fails to make such payment under this Section 2.20(e) when due, the Administrative Agent or the Canadian Agent, as the case may be, shall notify each Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender's Unused

Applicable Percentage or Canadian Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent or the Canadian Agent, as the case may be, its Unused Applicable Percentage or Canadian Applicable Percentage of the payment then due from such Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the
                                                   ------- --------
payment obligations of the Lenders), and the Administrative Agent or the Canadian Agent, as the case may be, shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent or the Canadian Agent of any payment from any Borrower pursuant to this paragraph, the Administrative Agent or the Canadian Agent, as the case may be, shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans, Canadian Prime Rate Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement.

          (f)  Obligations Absolute.  The Borrowers' obligations to reimburse LC
               ---------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers' obligations hereunder.
Neither the Administrative Agent, the Canadian Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the
              --------
Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by such Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures.  The Issuing Bank shall, promptly
               ------------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent or the Canadian Agent, in the case of a Canadian Letter of Credit, and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest.  If the Issuing Bank shall make any LC
               -----------------
Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans or, in the case of a Canadian LC Disbursement, in Canadian Dollars, at the rate per annum then applicable to Canadian Prime Rate Loans; provided that, if
                                                             --------
any Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(f) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i)  Replacement of the Issuing Bank.  An Issuing Bank may be replaced
               --------------------------------
at any time by written agreement among the Company, the Administrative Agent, the Canadian Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(c). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of such Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j)  Cash Collateralization.  If any Event of Default shall occur and
               -----------------------
be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure with respect to U.S. Letters of Credit as of such date plus any accrued and unpaid interest thereon and the Canadian Borrower shall deposit in an account with the Canadian Agent, in the name of the Canadian Agent and for the benefit of the Canadian Lenders, an amount in cash equal to the Canadian LC Exposure; provided that the obligation to deposit such cash collateral shall become
--------
effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrowers described in clause (h) or (i) of
Article VII. Such deposits shall be held by the Administrative Agent and the Canadian Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent and the Canadian Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such accounts. Other than any interest earned on the investment of such deposits, which investments shall be (i) with respect to deposits held by the Administrative Agent, in direct short-term obligations of, or short-term obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, in each case maturing no later than the expiry date of the Letter of Credit giving rise to the relevant LC Exposure and (ii) with respect to deposits held by the Canadian Agent, made at the option and sole discretion of the Canadian Agent and, in each case, at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such accounts. Moneys in such accounts shall be applied by the Administrative Agent to reimburse the Issuing Bank for U.S. LC Disbursements for which it has not been reimbursed and by the Canadian Agent to reimburse the Issuing Bank for Canadian LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the U.S. Borrowers or the Canadian Borrower, as the case may be, for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the U.S. Borrowers or the Canadian Borrower, as the case may be, under this Agreement. If the Company or the Canadian Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company or the Canadian Borrower, as the case may be, within three Business Days after all Events of Default have been cured or waived. Notwithstanding any other provision of this Section 2.20(j) any cash collateral provided by the Canadian Borrower shall only be applied to satisfy the obligations of the Canadian Borrower.


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

          The Company represents and warrants as to itself and its Subsidiaries (and each other Borrower represents and warrants as to itself and its subsidiaries, as applicable) to the Lenders that:

          SECTION 3.01.  Organization; Powers.  Each of the Company and its
                         ---------------------
Subsidiaries, including the Delaware Borrower and the Canadian Borrower, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.02.  Authorization; Enforceability.  The Transactions are
                         ------------------------------
within each Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. Each Loan Document has been duly executed and delivered by each Loan Party and constitutes, or when executed and delivered by such Loan Party will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transactions
                         -------------------------------------
(a) do not require any consent
or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) those contemplated in connection with the creation of the Liens under the Loan Documents and (iii) the filing of the Loan Documents with such regulatory agencies or authorities as may be required by applicable law, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Borrower or any of its subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or agreement for borrowed money or other material agreement or instrument binding upon any Borrower or any of its subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Borrower or any of its subsidiaries, and (d) except for the Liens in favor of the Collateral Agents, for the benefit of the Secured Parties, created under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of any Borrower or any of its subsidiaries.

          SECTION 3.04.  Financial Condition; No Material Adverse Change.  (a)
                         ------------------------------------------------
The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended September 30, 1997, reported on by Ernst & Young LLP, independent public accountants, and (ii) as of and for each of the fiscal quarters and the portions of the fiscal year ended December 31, 1997, March 31, 1998 and June 30, 1998, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

          (b) Except for the restructuring plan (and related charges) as announced by the Company on July 29, 1998 and as disclosed in filings with the Securities and Exchange Commission prior to the date hereof, since June 30, 1998, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole.

          SECTION 3.05.  Properties.  (a)  Each of the Borrowers and its
                         -----------
subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for Permitted Encumbrances.

          (b) Each of the Borrowers and its subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrowers and their subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.06.  Litigation and Environmental Matters.  (a) There are no
                         -------------------------------------
actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Borrower or any of its subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement, any other Loan Document or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company, any other Borrower nor any of their respective subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become aware that it is subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any other basis for any Environmental Liability which is reasonably expected to be asserted.

          (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 3.07.  Compliance with Laws and Agreements.  Each of the
                         ------------------------------------
Borrowers and its subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08.  Investment and Holding Company Status.  None of the
                         --------------------------------------
Borrowers nor any of their respective subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09.  Taxes.  Each of the Company and its Subsidiaries has
                         ------
timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably
                         ------
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.11.  Disclosure.  None of the written reports, financial
                         -----------
statements, certificates or other information furnished by or on behalf of the Borrower or any of its subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of the Loan Documents or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial
                           --------
information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12.  Subsidiaries.  Schedule 3.12 sets forth as of the
                         -------------
Amendment Effective Date a list of all Subsidiaries and the percentage ownership interest of the Company therein. Schedule 3.12 also sets forth as of the Amendment Effective Date all Material Subsidiaries that are incorporated within the United States of America. As of the Amendment Effective Date, the shares of capital stock of such Subsidiaries will be fully paid and non-assessable and such shares and other ownership interests so indicated by Schedule 3.12 will be owned by the Company, directly or indirectly, free and clear of all Liens.

          SECTION 3.13.  Solvency.  On the Amendment Effective Date (a) the fair
                         ---------
value of the assets of the Company, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Company will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Company does not intend to incur and does not believe it will incur debts and liabilities, subordinated, contingent or otherwise, beyond its ability to pay such debts and liabilities as they become absolute and matured; and (d) the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Amendment Effective Date.

          SECTION 3.14.  Federal Reserve Regulations. (a) None of the Borrowers
                         ----------------------------
is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (b) No part of the proceeds of the Loans has been or will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of the provisions of the Regulations of the Board, including, without limitation,

Regulation U or X thereof. Not more than 25% of the assets subject to the restrictions of Sections 6.02 and 6.03 will at any time consist of Margin Stock.

          SECTION 3.15.  Security Documents.  The Security Agreement and the
                         -------------------
other Security Documents are effective to create in favor of the Collateral Agents, for the ratable benefit of the Secured Parties, and in favor of the Canadian Lenders, as applicable, a valid and enforceable security interest and Lien, as applicable, in the Collateral and, when financing statements or other filings, recordings or registrations in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement and other Security Documents shall each constitute a perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, in each case prior and superior in right to any other Person, other than with respect to (i) Liens expressly permitted by
Section 6.02 and (ii) Liens, security interests, Uniform Commercial Code financing statements and other filings, recordings and registrations not yet required to be terminated pursuant to Section 5.10(b).

          SECTION 3.16.  Millennium Compliance.  Any reprogramming required to
                         ----------------------
permit the proper functioning, in and following the year 2000, of (i) the computer systems of the Borrowers and their respective subsidiaries and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the systems of the Borrowers or their respective subsidiaries interface) and the testing of all such systems and equipment, as so reprogrammed, is reasonably expected to be completed by September 30, 1999. The cost to the Borrowers and their respective subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrowers and their respective subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrowers and their respective subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Borrowers and their respective subsidiaries to conduct their business without Material Adverse Effect.

                                  ARTICLE IV

                                  Conditions
                                  ----------

          SECTION 4.01.  Amendment Effective Date.  The obligations of the
                         -------------------------
Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

          (a) The Administrative Agent (or its counsel) shall have received from each of the Borrowers, the Required Lenders, the Administrative Agent, the Canadian Agent and the Documentation Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Canadian Agent and the Collateral Agents and the Lenders and dated the Amendment Effective Date) of (i) Pepper Hamilton LLP, U.S. Counsel for the U.S. Borrowers and Subsidiary Guarantors, (ii) Patricia E. Armstrong, Canadian counsel for the Canadian Borrower, and (iii) Goodman, Phillips & Vineberg, Quebec counsel for the Canadian Borrower, substantially in the form of Exhibits B-1, B-2 and B-3 respectively, and covering such other matters relating to the Loan Parties, this Agreement, the other Loan Documents or the Transactions as the Required Lenders shall reasonably request. Each Borrower hereby requests such counsel to deliver such opinion.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, this Agreement, the other Loan Documents and the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Company or the relevant Loan Party, confirming compliance with the conditions set forth in paragraphs (a) and
     (b) of Section 4.02.

          (e) The Administrative Agent shall have received the Subsidiary Guarantee Agreement duly executed by all parties thereto.

          (f) The Administrative Agent shall have received the Indemnity, Subrogation and Contribution Agreement duly executed by all parties thereto.

          (g) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Company, in form and substance reasonably satisfactory to the Lenders, confirming the solvency of the Company and its Subsidiaries after giving effect to the initial Loans hereunder and the use of proceeds thereof.

          (h) The Collateral Agents shall have received the Security Agreement, the Quebec Hypothec and the Bank Act Security duly executed by all parties thereto, together with the following:

               (i) all documents and instruments, including Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations required by all applicable law or reasonably requested by the Administrative Agent to be filed, recorded or registered in order to create in favor of the Collateral Agents for the benefit of the Secured Parties and in favor of the Canadian Lenders, as applicable, a valid and perfected first priority security interest in and Lien on the Collateral (subject to any Lien expressly permitted by Section 6.02) described in the Security Agreement, the Quebec Hypothec and the Bank Act Security shall have been delivered to the Collateral Agents; and

               (ii) a completed Perfection Certificate dated the Amendment Effective Date and signed by a Financial Officer and a legal officer of the Company, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Collateral Agents that the Liens indicated by such financing statements (or similar documents) are permitted by Section
          6.02 or have been released.

          (i) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.05 and the applicable provisions of the Security Agreement is in effect.

          (j) The Administrative Agent shall have received all accrued interest (whether or not at the time due and payable), fees and other amounts outstanding or payable as of the Amendment Effective Date hereunder or under the Prior Agreement, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

The Administrative Agent shall notify the Company and the Lenders in writing of the Amendment Effective Date, and such notice shall be conclusive and binding.

          SECTION 4.02.  Each Credit Event.  The obligation of each Lender to
                         ------------------
make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in each Loan Document shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable hereunder shall have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements have been reimbursed, the Company covenants and agrees with the Lenders that:

          SECTION 5.01.  Financial Statements and Other Information.  The
                         -------------------------------------------
Company will furnish to the Administrative Agent and each Lender:

          (a) within 120 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company (i) certifying as to whether any Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth a computation in reasonable detail of the Leverage Ratio as of the last day of the fiscal year or fiscal quarter in respect of which financial statements are being delivered, (iii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.08, 6.09 and 6.10,
     (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
     Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and
     (v) stating whether there is any Material Subsidiary that is organized in the United States of America and that is not a Subsidiary Guarantor;

          (d) promptly after the same become publicly available, copies of all proxy statements and Forms 8-K, 10-K and 10-Q filed by the Company or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be; and

          (e) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02.  Notices of Material Events.  The Company will furnish
                         ---------------------------
to the Administrative Agent and each Lender prompt written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in an aggregate amount exceeding $10,000,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth in reasonable detail the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Existence; Conduct of Business. The Company will, and
                         -------------------------------
will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit
                                --------
any merger, consolidation, liquidation or dissolution permitted under Section 6.04.

          SECTION 5.04.  Payment of Obligations.  The Company will, and will
                         -----------------------
cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.05.  Maintenance of Properties; Insurance.  The Company
                         -------------------------------------
will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations or, in lieu thereof, the Company or any one or more of its Subsidiaries will maintain or cause to be maintained a system or systems of self-insurance which will be in accord with the approved practices of companies owning or operating properties of a similar character and maintaining such systems, and, in such cases of self-insurance, maintain or cause to be maintained an insurance reserve in adequate amounts.

          SECTION 5.06.  Books and Records; Inspection Rights.  The Company
                         -------------------------------------
will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in all material respect in relation to its business and activities. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and, subject to a representative of the Company being present, independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.07.  Compliance with Laws.  The Company will, and will cause
                         ---------------------
each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.08.  Use of Proceeds and Letters of Credit.  The proceeds of
                         --------------------------------------
the Loans will be used only for working capital and other general corporate purposes (including acquisitions) of the Borrowers. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X. Letters of Credit will be issued only to support working capital and other general corporate purposes.

          SECTION 5.09.  Ownership of Delaware Borrower and Canadian Borrower.
                         -----------------------------------------------------
The Company will at all times when such Subsidiary has any outstanding Loan hereunder maintain ownership of 100% of the capital stock and voting securities of each of the Delaware Borrower and the Canadian Borrower, other than qualifying shares held by the directors of such Subsidiary.

          SECTION 5.10.  Further Assurances.  (a)  The Company will cause any
                         -------------------
subsequently acquired or organized Material Subsidiary that is organized within the United States of America (and any other such Subsidiary organized within the United States of America that hereafter becomes such a Material Subsidiary) to execute and deliver to the Administrative Agent a supplement to the Subsidiary Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement under which it will become a party to and a "Subsidiary Guarantor" under such agreements. The Company will cause any subsequently acquired or organized Material Subsidiary that is organized within Canada (and any other such Subsidiary organized within Canada that hereafter becomes such a Material Subsidiary) to execute and deliver to the Canadian Agent a subsidiary guarantee agreement in form reasonably satisfactory to the Canadian Agent. The Company will cause each subsequent Loan Party not party to the Security Agreement as of the date hereof to execute and deliver to the Administrative Agent a supplement to the Security Agreement under which it will become a party to and a "Grantor" under the Security Agreement or any additional documents required to grant an effective and perfected first priority Lien in favor of the Collateral Agents and the Lenders, if applicable, in respect of any Collateral under the laws of the applicable jurisdictions where such Collateral is located.

          (b) Within 30 days following the Amendment Effective Date, the Loan Parties will execute, acknowledge, deliver and cause to be duly filed all such further instruments, agreements and documents, including Uniform Commercial Code financing statements or termination statements or other appropriate filings, recordings or registrations, and take all such other action necessary, or that the Administrative Agent may reasonably request, in order (i) to remove any Liens and otherwise terminate any security interests, Uniform Commercial Code financing statements or other filings, recordings or registrations not permitted by this Agreement and (ii) to grant, preserve, publish notice of and protect the validity of and to establish a valid and perfected first priority security interest or Lien in favor of the Canadian Collateral Agent in respect of all Collateral in which the Security Interest or Lien may be perfected by filing, recording or registration in Canada (or any political subdivision thereof) and its territories and possessions; provided that, with respect to Uniform
                                 --------
Commercial Code or other applicable financing statements referenced in clause
(i) above which (x) were filed solely as a precautionary measure in connection with the lease of capital or fixed assets, (y) evidence a Lien permitted pursuant to Section 6.02(d) or (z) evidence past Indebtedness which the Administrative Agent is satisfied is no longer outstanding, the Loan Parties shall have 90 days to take any actions requested by the Administrative Agent pursuant to this Section 5.10(b).

          SECTION 5.11.  Permitted Notes Offering.  The Company shall use its
                         -------------------------
best efforts to consummate a public offering or Rule 144A or other private placement of Permitted Notes of the Company by March 31, 1999 yielding gross proceeds to the Company in an amount (together with the gross cash proceeds to the Company of any issuance of the Company's equity other than equity issued in connection with the Company's employee benefit and compensation plan) of at least $300,000,000.

          SECTION 5.12.  Information Regarding Collateral. The Company will
                         ---------------------------------
furnish or cause to be furnished to the Administrative Agent and the Collateral Agents the information required to be delivered to them pursuant to the Security Documents.

          SECTION 5.13.  SunTrust Documents.  The Company will not permit an
                         -------------------
unwaived default arising from the Transactions to exist at any time under any of the SunTrust Documents (as defined in the Security Agreement) and shall, within 30 days following the Amendment Effective Date, cause each relevant SunTrust Document (i) to be amended, on terms not inconsistent with the terms of this Agreement, to permit the Transactions or (ii) to be terminated and all obligations of the Company or any Subsidiary thereunder repaid or prepaid in full.

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and other amounts payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements have been reimbursed, the Company covenants and agrees with the Lenders that:

          SECTION 6.01.  Indebtedness.  The Company will not permit any
                         -------------
Subsidiary to create, incur, assume or permit to exist any Indebtedness, except:

          (a)  Indebtedness created hereunder;

          (b) Indebtedness existing on the date of this Agreement and set forth in Schedule 6.01 and extensions, refundings, refinancings, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

          (c) Indebtedness of any Subsidiary to the Company or any other Subsidiary;

          (d) Guarantees by any Subsidiary or by the Company of Indebtedness of the Company or any other Subsidiary;

          (e) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness
                                           --------
     is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) plus Indebtedness permitted by clauses (f) and (g) of this Section plus the aggregate sale price of all arrangements permitted by Section 6.03 shall not exceed at any time outstanding 10% of Consolidated Net Worth as shown on the most recent consolidated balance sheet of the Company and its Subsidiaries delivered pursuant to Section 5.01;

          (f) Indebtedness of any Person that becomes a Subsidiary after the date of this Agreement; provided that (i) such Indebtedness exists at the
                             --------
     time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) plus Indebtedness permitted by clauses (e) and (g) of this Section plus the aggregate sale price of all arrangements permitted by Section 6.03 shall not exceed at any time outstanding 10% of Consolidated Net Worth as shown on the most recent consolidated balance sheet of the Company and its Subsidiaries delivered pursuant to Section 5.01;

          (g)  other unsecured Indebtedness of all Subsidiaries; provided that
                                                                 --------
     the aggregate principal amount of Indebtedness permitted by this clause (g) plus Indebtedness permitted by clauses (e) and (f) of this Section plus the aggregate sale price of all arrangements permitted by Section 6.03 shall not exceed at any time outstanding 10% of Consolidated Net Worth as shown on the most recent consolidated balance sheet of the Company and its Subsidiaries delivered pursuant to Section 5.01; and

          (h)  the Permitted Notes.

          The Company will not create, incur, assume or permit to exist any Indebtedness of the Company, other than Indebtedness included in Consolidated Total Debt, in an aggregate principal amount at any time outstanding in excess of $25,000,000; provided, however, that such dollar limitation shall not apply
                --------  -------
to any Indebtedness or Guarantee described in clauses (c) and (d) of this
Section 6.01.

          SECTION 6.02.  Liens.  The Company will not, and will not permit any
                         ------
Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a)  Permitted Encumbrances;

          (b) any Lien on any property or asset of the Company or any Subsidiary existing on the date of this Agreement and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or
           --------
     asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date of this Agreement and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (c) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date of this Agreement prior to the time such Person becomes a Subsidiary; provided
                                                                        --------
     that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (d) Liens on (x) fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary or (y) goods for resale in the possession of the Company or any Subsidiary pursuant to consignments or substantially similar transactions; provided that (i) such security
                                         --------
     interests (except in the case of such goods referenced in clause (y) directly above) secure Indebtedness permitted by clause (e) of Section 6.01 (or Indebtedness of the Company which would be permitted by clause (e) of Section 6.01 if the Company were a Subsidiary), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets or goods and (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary;

          (e) Liens arising in connection with (i) a Securitization in Canada in an amount not exceeding at any time Cdn. $95,000,000 of sold receivables outstanding and (ii) any additional Securitizations (including in Canada) in an amount not exceeding at any time $200,000,000 (including the Canadian Dollar Equivalent of any such Securitization in Canada) of sold receivables outstanding, limited in each case to the accounts receivable sold or transferred and interests therein or in any trust or similar entity utilized to effect such Securitizations; provided that
                                              --------
     the terms of the Securitizations permitted by this clause (e) shall be reasonably satisfactory to and shall have been approved in writing by the Administrative Agent;

          (f) any Lien with respect to other deposits made to secure liability to insurance carriers under insurance or self-insurance arrangements;

          (g) any Lien securing reimbursement obligations under trade letters of credit, provided in each case that such Liens cover only the title
                --------
     documents and related goods (and any proceeds thereof) covered by the related trade letter of credit;

          (h) any attachment or judgment Lien, unless (i) the judgment it secures shall not within 30 days after the entry thereof, have been discharged or (ii) in the case of any Lien securing a judgment in an amount no greater than $50,000, not stayed pending appeal, and if such stay expires, not discharged within 30 days of such expiration;

          (i) any Lien on property or assets of any Subsidiary securing Indebtedness of such Subsidiary owing to the Company or any Subsidiary; provided that (i) such Lien shall not apply to any other property or asset
     --------
     of such Subsidiaries and (ii) such Lien shall secure only those obligations which it secures on the date of this Agreement and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (j)  any Lien created under the Loan Documents; and

          (k) other Liens securing obligations not exceeding, in the aggregate, $1,000,000 at any time outstanding.

          SECTION 6.03.  Sale and Lease-Back Transactions. The Company will not,
                         ---------------------------------
and will not permit any of its Subsidiaries to, directly or indirectly, enter into any arrangement with any Person (other than a Subsidiary) whereby it shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such arrangement or arrangements with an aggregate sale price not exceeding, together with the aggregate principal amount of Indebtedness permitted by clauses (e), (f) and (g) of
Section 6.01, 10% of Consolidated Net Worth as shown on the most recent consolidated balance sheet of the Company and its Subsidiaries delivered pursuant to Section 5.01 (it being understood that this Section 6.03 shall not apply to any sale of real estate in contemplation of imminent replacement or relocation of facility and related short-term lease of such real estate).

          SECTION 6.04.  Fundamental Changes.  The Company will not, and will
                         --------------------
not permit any Material Subsidiary to, merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate or amalgamate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto
(A) no Default shall have occurred and be continuing, (B) prior notice of any of the foregoing matters shall have been given to the Administrative Agent and (C) prior to the occurrence of any of the foregoing matters, the Loan Parties shall have taken such action as the Administrative Agent may request under Section
5.10 hereof and Section 4.04 of the Security Agreement, (i) any Person may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any Subsidiary may merge with or into any other Person in a transaction in which the surviving entity or amalgamated entity is a Subsidiary,
(iii) any Material Subsidiary (other than (x) the Delaware Borrower unless (A) to any Loan Party located in the United States or (B) such Borrower first repays all its Obligations hereunder and agrees in writing not to effect any additional Borrowings hereunder or (y) the Canadian Borrower unless such Borrower first repays all its Obligations hereunder and agrees in writing not to effect any additional Borrowings hereunder) may sell, transfer, lease or otherwise dispose of all or substantially all its assets to any other Person, (iv) any Material Subsidiary (other than the Delaware Borrower or the Canadian Borrower unless such entity first repays all its Obligations hereunder and agrees in writing not to effect any additional Borrowings hereunder) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders and (v) the foregoing shall not restrict any Securitization referred to in Section 6.02(e).

          SECTION 6.05.  Leases.  The Company will not, and will not permit any
                         -------
of its Subsidiaries to, create or suffer to exist any obligations for the payment or rental for any property under leases or agreements to lease (other than any arrangement pursuant to which the Company or any of its Subsidiaries is a lessor), except operating leases in the ordinary course of business in a manner and to an extent consistent with the historical practices of the Company or such Subsidiary as of the date of this Agreement; provided that the aggregate
                                                     --------
amount of operating lease payments made pursuant hereto does not exceed $300,000,000 in the aggregate in any fiscal year.

          SECTION 6.06.  Transactions with Affiliates.  The Company will not,
                         -----------------------------
and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties and (b) transactions between or among the Company and/or its wholly owned Subsidiaries not involving any other Affiliate.

          SECTION 6.07.  Restrictive Agreements.  The Company will not, and will
                         -----------------------
not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its material property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the
                                                     --------
foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date of this Agreement identified on Schedule 6.07 or existing with respect to a Subsidiary at the time it becomes a Subsidiary and not created in contemplation thereof (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause
(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

          SECTION 6.08.  Leverage Ratio.  The Leverage Ratio at any time during
                         ---------------
any "Test Period" set forth below shall not equal or exceed the ratio set forth opposite such Test Period:

              Test Period                               Ratio
              -----------                               -----
Quarter ending September 30, 1998                      .65 to 1
Quarter ending December 31, 1998                       .65 to 1
Quarter ending March 31, 1999                          .65 to 1
Quarter ending June 30, 1999                           .65 to 1
Quarter ending September 30, 1999                      .60 to 1
Quarter ending December 31, 1999                       .60 to 1
Quarter ending March 31, 2000                          .60 to 1
Quarter ending June 30, 2000                           .60 to 1
Quarter ending September 30, 2000 and                  .55 to 1
each Quarter thereafter

          SECTION 6.09.  Minimum Consolidated Net Worth. Consolidated Net Worth
                         ------------------------------
shall not at any date be less than the sum of (i) $575,000,000 plus (ii) 50% of the Consolidated Net Income, if positive, for each fiscal year ending on or after September 30, 1999, plus (iii) if such date is not the last day of a fiscal year, 50% of Consolidated Net Income, if positive, for the period consisting of any fiscal quarters of the then current fiscal year (commencing with the fiscal year ending September 30, 1999) that have ended on or before such date.

          SECTION 6.10.  Interest Coverage Ratio.  The Interest Coverage Ratio
                         -----------------------
for any fiscal quarter ending during any "Test Period" set forth below shall not be less than the ratio set forth opposite such Test Period:

              Test Period                      Ratio
              -----------                      -----
Quarter ending September 30, 1998            2.25 to 1
Quarter ending December 31, 1998             2.25 to 1

Quarter ending March 31, 1999                2.25 to 1
Quarter ending June 30, 1999                 2.50 to 1
Quarter ending September 30, 1999            2.50 to 1
Quarter ending December 31, 1999             2.75 to 1
Quarter ending March 31, 2000                2.75 to 1
Quarter ending June 30, 2000                 3.00 to 1
Quarter ending September 30, 2000            3.00 to 1
Quarter ending December 31, 2000             3.25 to 1
Quarter ending March 31, 2001                3.25 to 1
Quarter ending June 30, 2001  and each       3.50 to 1
Quarter thereafter

                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events (each, an "Event of Default") shall
                                                    ----------------
occur:

          (a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) any Borrower shall fail to pay any interest on any Loan or any reimbursement obligation in respect of any LC Disbursement or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

          (c) any representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary in any Loan Document or any amendment or modification hereof or waiver hereunder, or in any officer's certificate or financial statement furnished pursuant to or in connection with any Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to any Borrower's existence) or 5.08 or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b), (d) or (m) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender);

          (f) the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this
                                                          --------
     clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company, any other Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, any other Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i)  the Company, any other Borrower or any Material Subsidiary shall
     (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, any other Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any affirmative action for the purpose of effecting any of the fore going;

          (j) the Company, any other Borrower or any Material Subsidiary shall admit in writing its inability to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $20,000,000 (which amount is not fully covered by insurance) shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in an aggregate amount exceeding (i) $10,000,000 in any year or (ii) $20,000,000 for all periods;

          (m) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Article IX or the guarantee of the Company hereunder or any Subsidiary Guarantee Agreement shall not be (or shall be claimed by any Person not to be) valid or in full force and effect;

          (n)  a Change in Control shall occur; or

          (o) any security interest or Lien purported to be created by any Security Document shall cease to be, or shall be asserted by any of the Loan Parties not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest or Lien in the assets (other than assets with an aggregate fair market value no greater than $1,000,000) covered thereby, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may with the consent of the Required Lenders, and at the request of the Required Lenders shall, by written notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event with respect to any Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.


                                 ARTICLE VIII

                                  The Agents
                                  ----------

          Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent, and each of the Canadian Lenders and the Issuing Banks of Canadian Letters of Credit hereby irrevocably appoints the Canadian Agent, as its agent and authorizes such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. Each of the Lenders and the Issuing Banks hereby (a) irrevocably appoints the U.S. Collateral Agent and the Canadian Collateral Agent as its agent and authorizes such Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to such Collateral Agent by the terms of the Security Documents and (b) agrees to be bound by the terms of the Security Agreement, including Section 7.17 thereto, as if such Lender or Issuing Bank were a party thereto. For purposes of this Article, the Administrative Agent and the Canadian Agent are referred to as the Agents.

          Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

          The Agents shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing,
(a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the applicable Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02, and (c) except as expressly set forth herein, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by any bank serving as Agent or any of its Affiliates in any capacity. None of the Agents shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02 or in the absence of its own gross negligence or wilful misconduct. The Agents shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agents by the Company or a Lender, and the Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agents.

          Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Agents may perform any and all their duties and exercise their rights and powers by or through any one or more sub-agents appointed by the applicable Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through its respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agents and any such subagent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agents.

          Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, any Agent may resign at any time by notifying the Lenders, the other Agents, the Issuing Banks and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the

Lenders and the Issuing Bank, appoint a successor Agent in consultation with the Company which shall be a bank with an office in New York, New York, or Toronto, as applicable, or an Affiliate of any such bank. Upon the acceptance of its appointment as an Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After an Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

          Each Lender acknowledges that it has, independently and without reliance upon any of the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any of the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.


                                  ARTICLE IX

                                   Guarantee
                                   ---------

          In order to induce the Lenders to extend credit hereunder, the Company hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations. The Company further agrees that the due and punctual payment of the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its Guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

          The Company waives presentment to, demand of payment from and protest to the Delaware Borrower or the Canadian Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Company hereunder shall not be affected by (a) the failure of any Lender, any Issuing Bank, the Administrative Agent, the Canadian Agent or either of the Collateral Agents to assert any claim or demand or to enforce any right or remedy against the Delaware Borrower or the Canadian Borrower under the provisions of any Loan Document or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of any Loan Document or any other instrument or agreement; or (c) the failure of the Administrative Agent, the Canadian Agent, either of the Collateral Agents, any Issuing Bank or any Lender to exercise any right or remedy against the Delaware Borrower or the Canadian Borrower.

          The Company further agrees that its agreement hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection and waives any right to require that any resort be had by any Lender or Issuing Bank to any balance of any deposit account or credit on the books of any Lender or Issuing Bank in favor of the Delaware Borrower or the Canadian Borrower or any other Person.

          The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Company hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Canadian Agent, either of the Collateral Agents, any Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement, by any waiver or modification in respect of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of the Company or any other Borrower as a matter of law or equity.

          The Company further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, the Canadian Agent, either of the Collateral Agents, any Issuing Bank or any Lender upon the bankruptcy or reorganization of any Borrower or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent, the Canadian Agent, either of the Collateral Agents, any Issuing Bank or any Lender may have at law or in equity against the Company by virtue hereof, upon the failure of the Delaware Borrower or the Canadian Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Administrative Agent or the Canadian Agent, as applicable, forthwith pay, or cause to be paid, in cash the amount of such unpaid Obligation. The Company further agrees that if payment in respect of any Obligation shall be due in a currency other than dollars and/or at a place of payment other than New York and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or similar event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the judgment of any applicable Lender or Issuing Bank, not consistent with the protection of its rights or interests, then, at the election of such Lender or Issuing Bank, the Company shall make payment of such Obligation in dollars (based upon the applicable Canadian Exchange Rate in effect on the date of payment) and/or in New York and shall indemnify such Lender or Issuing Bank against any losses or expenses that it shall sustain as a result of such alternative payment.

          Upon payment by the Company of any Obligation, the applicable Lender or Issuing Bank shall, in a reasonable manner, assign to the Company the amount of such Obligation owed to it and so paid, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by the Company, or make such disposition thereof as the Company shall direct (all without recourse to any Lender or Issuing Bank and without any representation or warranty by any Lender) or Issuing Bank.

          Upon payment by the Company of any sums as provided above, all rights of Company against the Delaware Borrower or Canadian Borrower arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by such Borrower to the Lenders and the Issuing Banks.

                                   ARTICLE X

                                 Miscellaneous
                                 -------------

          SECTION 10.01.  Notices.  Except in the case of notices and other
                          --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy (and confirmed), as follows:

          (a) if to the Borrowers, to or in care of the Company at 1100 Cassatt Road, Berwyn, PA 19312, Attention of Treasury Department (Telecopy No.
     (610) 722-3569);

          (b) if to the Administrative Agent, The Chase Manhattan Bank as an Issuing Bank or the U.S. Collateral Agent, to The Chase Manhattan Bank, The Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Laura Rebecca (Telecopy No. (212) 552-
     7490), with a copy to The Chase Manhattan Bank, 10 South Lasalle Street, 23rd floor, Chicago, Illinios 60642, Attention of John Twichell (Telecopy No. (312) 807-4550);

          (c) if to the Canadian Agent or the Canadian Collateral Agent, to it at 9/F TD Bank Tower, TD Center, Toronto, Ontario M5K 1A2, Attention of Manager, Agency (Telecopy No. 416-982-5535); and

          (d) if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 10.02.  Waivers; Amendments.  (a) No failure or delay by
                          --------------------
the Administrative Agent, the Canadian Agent, any Issuing Bank, either of the Collateral Agents or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Canadian Agent, the Issuing Banks, the Collateral Agents and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender, any Issuing Bank, either of the Collateral Agents or the Canadian Agent may have had notice or knowledge of such Default at the time.

          (b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or by the Company and the Administrative Agent with the consent of the Required Lenders; provided
                                                                       --------
that no such agreement shall (i) increase the Commitment of any Lender or the Canadian Commitment of any Canadian Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby (or, in the case of any Canadian Commitment, without the written consent of each Canadian Lender affected thereby), (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release the Company or any Subsidiary Guarantor from, or limit or condition, its obligations under Article IX, the Subsidiary Guarantee Agreement or the Indemnity, Subrogation and Contribution Agreement, respectively, or (vi) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided
                                                                   --------
further that no such agreement shall amend, modify or otherwise affect the
-------
rights or duties of the Administrative Agent, the Canadian Agent, any Issuing Bank, the Collateral Agents or the Swingline Lender hereunder without the prior written consent of the Administrative

Agent, the Canadian Agent, such Issuing Bank, such Collateral Agent or the Swingline Lender, as the case may be.

          SECTION 10.03.  Expenses; Indemnity; Damage Waiver.  (a) The Company
                          -----------------------------------
shall pay (i) the reasonable fees, charges and disbursements of counsel for the Administrative Agent in connection with the syndication of the credit facilities provided for herein and the preparation of the Loan Documents, (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Canadian Agent and the Collateral Agents and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, the Canadian Agent or either Collateral Agent in connection with the administration of the Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (iii) all reasonable out-of-pocket expenses incurred by the Canadian Agent, any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iv) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Canadian Agent, any Issuing Bank, either Collateral Agent or any Lender, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, the Canadian Agent, such Issuing Bank, either Collateral Agent or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The Company shall indemnify the Administrative Agent, the Canadian Agent, each Issuing Bank, each of the Collateral Agents and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from,
                 ----------
any and all losses, claims, damages (excluding special, indirect, consequential or punitive damages), liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to
--------
the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Company fails to pay any amount required to be paid by it to the Administrative Agent, the Canadian Agent, any Issuing Bank, either of the Collateral Agents or the Swingline Lender under paragraph
(a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Canadian Agent, such Issuing Bank, such Collateral Agent or the Swingline Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the
                                                       --------
unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Canadian Agent, such Issuing Bank, such Collateral Agent or the Swingline Lender in its capacity as such.

          (d) To the extent permitted by applicable law, the Company and each other Borrower shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly but in any event not later than 10 days after written demand therefor.

          SECTION 10.04.  Successors and Assigns.  (a)  The provisions of this
                          -----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that, other than as may be permitted pursuant to Section 6.04, no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by such Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Canadian Agent, the Issuing Banks, the Collateral Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and/or obligations under this Agreement (including all or a portion of its Commitment or its Canadian Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender
              --------
or an Affiliate of a Lender, each of the Company and the Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, each Issuing Bank and the Swingline Lenders and, in the case of an assignment of all or a portion of its Canadian Commitment, the Canadian Agent) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Canadian Commitment, the amount of the Commitment or the amount of the Canadian Commitment (and the associated Commitment) of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or the Canadian Agent, as applicable) shall not be less than $10,000,000 unless each of the Company and the Administrative Agent or the Canadian Agent, as applicable, otherwise consents, (iii) each partial assignment shall be made as an assignment of a proportionate part (as provided in the preceding clause (ii)) of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not apply to rights in respect of outstanding Competitive Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative

Agent or the Canadian Agent, as applicable, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (or Cdn $4,500, as applicable), (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent or the Canadian Agent, as applicable, an Administrative Questionnaire, (vi) no assignment of any portion of a Canadian Commitment may be made unless accompanied by an assignment to the same assignee of an equal or greater Commitment amount, and (vii) no Canadian Lender may assign any portion of its Commitment if after giving effect thereto its Canadian Commitment would exceed its Commitment; and provided further that any consent of the Company
                           ----------------
otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender and, if applicable, a Canadian Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in
                                                     --------
the Register shall be conclusive, and each Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) The Canadian Agent, acting for this purpose on behalf of the Canadian Borrower, shall maintain at one of its offices in Toronto a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Canadian Lenders, and the Canadian Commitment of, and principal amount of the Canadian Loans and Canadian LC Disbursements owing to, each Canadian Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive,
                   --------
and the Canadian Borrower, the Canadian Agent, the Issuing Banks and the Canadian Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Canadian Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Canadian Borrower, the Issuing Banks and any Canadian Lender at any reasonable time and from time to time upon reasonable prior notice. The Canadian Agent shall furnish to the Administrative Agent copies of each Borrowing Request, Assignment and Acceptance, notices or any other documents received by it in connection with any Canadian Loan.

          (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent or the Canadian Agent, as applicable, shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (f) Any Lender may, without the consent of any Borrower, the Administrative Agent, the Canadian Agent, any Issuing Bank, the Collateral Agents or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and
                   -----------
obligations under this Agreement (including all or a portion of its Commitment, Canadian Commitment and the Loans and LC Disbursements owing to it); provided
                                                                     --------
that (i) such Lender's obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers, the Administrative Agent, the Canadian Agent, the Issuing Banks, the Collateral Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and

(iv) such Lender shall notify the Company of any such participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that
                   --------
such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (g) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section (provided that notwithstanding anything else herein to the
              --------
contrary, no such participating bank or entity shall be entitled to receive any greater cost or amount pursuant to such Sections as to any cost or amount described therein existing or reasonably foreseeable at the time of the sale of such participation than such Lender would have been entitled to receive in respect of the amount of the participation sold by such Lender to such participating bank or entity had such sale not occurred). To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

          (g) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 2.16(e) as though it were a Lender.

          (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 10.05.  Survival.  All covenants, agreements, representations
                          ---------
and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Canadian Bank, any Issuing Bank, either of the Collateral Agents or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or LC Disbursement or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 10.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and LC Disbursements, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 10.06.  Counterparts; Integration; Effectiveness.  This
                          -----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent, and the Canadian Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Canadian Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 10.07.  Severability.  Any provision of this Agreement held to
                          -------------
be invalid, illegal or unenforceable
in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 10.08.  Right of Setoff.  If an Event of Default shall have
                          ----------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 10.09.  GOVERNING LAW; JURISDICTION; CONSENT TO
                                  ---------------------------------------
SERVICE OF PROCESS.  (a)  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
-------------------
AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          (b) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive personal jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Canadian Agent, any Issuing Bank, either of the Collateral Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction.

          (c) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 10.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY
                          ---------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 10.11.  Headings.  Article and Section headings and the Table
                          ---------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 10.12.  Confidentiality.  Each of the Administrative Agent,
                          ----------------
the Canadian Agent, the Issuing Banks, the Collateral Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by such Person or (ii) becomes available to the Administrative Agent, the Canadian Bank, any Issuing Bank, either of the Collateral Agents or any Lender on a nonconfidential basis from a source other than the Company. For the purposes of this Section, "Information" means all
                                                     -----------
information received from the Company or any Related Party thereof in connection with the Loan Documents relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, the Canadian Agent, any Issuing Bank, either of the Collateral Agents or any Lender on a nonconfidential basis prior to disclosure by the Company or such Related Party; provided that, in the case of information
                                      --------
received from the Company or any Subsidiary after the date of this Agreement, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Administrative Agent, the Canadian Agent, any Issuing Bank, the Collateral Agents and any Lender, as the case may be, shall promptly notify the Company of its receipt of any subpoena of any regulatory authority as referred to in clause (c) above, unless such notice is prohibited by such regulatory authority.

          SECTION 10.13.  Conversion of Currencies.  (a)  If, for the purpose of
                          -------------------------
obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day or Canadian Business Day, as applicable, immediately preceding the day on which final judgment is given.

          (b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the

"Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day or Canadian Business Day, as applicable, following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

          SECTION 10.14.  Lenders Bound by Decision to Exercise Remedies.  Each
                          -----------------------------------------------
Lender agrees not to exercise its rights and remedies provided under any of the Security Documents without the consent of the Required Lenders (or, in the case of the Security Agreement, the Secured Parties as provided therein) and agrees to be bound by a decision of the Required Lenders (or, in the case of the Security Agreement, the Secured Parties as provided therein) to exercise or to refrain from exercising the rights and remedies provided in any of the Security Documents. Each Lender shall, subject to applicable law, do all acts and things as may be necessary or reasonable to enable the Administrative Agent, the Canadian Agent and the Collateral Agents to act pursuant to any decision of the Required Lenders (or, in the case of any act under the Security Agreement, the Secured Parties).

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        UNISOURCE WORLDWIDE, INC.,

                                              by /s/ Kathleen M. Burns
                                                -----------------------------
                                                 Name:  Kathleen M. Burns
                                                 Title: Attorney-In-Fact


                                        UNISOURCE CAPITAL CORPORATION,

                                              by /s/ Kathleen M. Burns
                                                -----------------------------
                                                 Name:   Kathleen M. Burns
                                                 Title:  Attorney-In-Fact


                                        UNISOURCE CANADA, INC.,

                                              by /s/ Kathleen M. Burns
                                                -----------------------------
                                                 Name:   Kathleen M. Burns
                                                 Title:  Attorney-In-Fact


                                        THE CHASE MANHATTAN BANK,
                                        individually and as
                                        Administrative Agent and U.S.
                                        Collateral Agent,

                                              by /s/ Lawrence Palumbo, Jr.
                                                -----------------------------
                                                 Name:  Lawrence Palumbo, Jr.
                                                 Title: Vice President

                                        THE TORONTO-DOMINION BANK, as
                                        Canadian Agent and Canadian
                                        Collateral Agent,

                                              by /s/ Derek Hannon
                                                -----------------------------
                                                 Name:  Derek Hannon
                                                 Title: Manager - Agency
                                                 Syndicated Loans


                                        TORONTO DOMINION (TEXAS), INC., as
                                        Documentation Agent,

                                              by /s/ Jimmy Simien
                                                -----------------------------
                                                 Name:  Jimmy Simien
                                                 Title: Vice President

                                          THE TORONTO-DOMINION BANK,

                                               by
                                                 /s/ David Pankhurst
                                                 -------------------------------
                                                 Name: David Pankhurst
                                                 Title: Vice President


                                          Other Lenders

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION,

                                        by
                                           /s/ John W. Pocalyko
                                           -------------------------------------
                                           Name:  John W. Pocalyko
                                           Title:   Managing Director


                                    MELLON BANK, N.A.,

                                        by
                                           /s/  Gilbert Mateer
                                           -------------------------------------
                                           Name:  Gilbert Mateer
                                           Title: Vice President


                                    NATIONSBANK, N.A.,

                                        by
                                           /s/  Michael L. Short
                                           -------------------------------------
                                           Name:  Michael L. Short
                                           Title: Senior Vice President


                                    DEN DANSKA BANK, AKTIESELSKAB,
                                    CAYMAN ISLANDS BRANCH,

                                        by
                                           /s/  Dennis. T. Shugrue
                                           -------------------------------------
                                           Name:  Dennis T. Shugrue
                                           Title: International Banking Officer


                                    THE NORTHERN TRUST COMPANY,

                                        by
                                           /s/  David L. Love
                                           -------------------------------------
                                           Name:  David L. Love
                                           Title: Second Vice President


                                    PNC BANK, N.A.,

                                        by
                                           /s/  Vicky Ziff
                                           -------------------------------------
                                           Name:  Vicky Ziff
                                           Title: Vice Preident

                                    THE ROYAL BANK OF CANADA,

                                       by
                                          /s/  Shreyl L. Greenberg
                                          --------------------------------------
                                          Name:  Sheryl L. Greenberg
                                          Title: Senior Manager


                                    ISTITUTO BANCARIO SAN PAOLO DI
                                    TORINO, SPA,

                                       by
                                          /s/  Lock Sacchi
                                          --------------------------------------
                                          Name:  Lock Sacchi
                                          Title:    Vice President


                                    THE SANWA BANK, LIMITED,

                                       by
                                          /s/  Joseph E. Leo
                                          --------------------------------------
                                          Name:  Joseph E. Leo
                                          Title: Vice President and Area Manager


                                    THE BANK OF NOVA SCOTIA,

                                       by
                                          /s/  J. Alan Edwards
                                          --------------------------------------
                                          Name:  J. Alan Edwards
                                          Title: Authorized Signatory


                                    SUNTRUST BANK, ATLANTA

                                       by
                                          /s/  W. D. Wisdom
                                          --------------------------------------
                                          Name:  W. David Wisdom
                                          Title: Group Vice President


                                    SUNTRUST BANK, ATLANTA

                                       by
                                          /s/  Laura G. Harrison
                                          --------------------------------------
                                          Name:  Laura G. Harrison
                                          Title:    Assistant Vice President

                                    UBS, AG, NEW YORK BRANCH

                                       by
                                          /s/  Eric C. Hanson
                                          --------------------------------------
                                          Name:  Eric C. Hanson
                                          Title: Assistant Director

                                          /s/ Leo L Bahz
                                          -------------------------------
                                          Name:  Leo L Bahz
                                          Title:   Director


                                    WELLS FARGO BANK, N.A.,

                                       by
                                          /s/  Greg Richardson
                                          --------------------------------------
                                          Name:  Greg Richardson
                                          Title: Vice President


                                    THE BANK OF NEW YORK,

                                       by
                                          /s/  Walter C. Parelli
                                          --------------------------------------
                                          Name:  Walter C. Parelli
                                          Title: Vice President


                                    THE BANK OF TOKYO - MITSUBISHI
                                                             TRUST COMPANY,

                                       by
                                          /s/  M. R. Marron
                                          --------------------------------------
                                          Name:  M. R. Marron
                                          Title: Vice President


                                    CIBC OPPENHEIMER,

                                       by
                                          /s/ Gerald Girardi
                                          --------------------------------------
                                          Name:  Gerald Girardi
                                          Title: Executive Director
                                                 CIBC Oppenheimer Corp., As
                                                 Agent

                                    FLEET NATIONAL BANK,

                                       by
                                          /s/ Jeff Lynch
                                          --------------------------------------
                                          Name:  Jeff Lynch
                                          Title: Senior Vice President

                                    FUJI BANK, LIMITED, NEW YORK BRANCH,

                                       by
                                          /s/  Toshiaki Yakura
                                          --------------------------------------
                                          Name:  Toshiaki Yakura
                                          Title: Senior Vice President


                                    FIRST UNION NATIONAL BANK,

                                       by
                                          /s/  Thomas C. Woodward
                                          --------------------------------------
                                          Name:  Thomas C. Woodward
                                          Title: Vice President


                                    THE YASUDA TRUST AND
                                    BANKING COMPANY LIMITED,
                                    NEW YORK BRANCH,

                                       by
                                          /s/  Junichiro Kawamura
                                          --------------------------------------
                                          Name:  Junichiro Kawamura
                                          Title:    Vice President


                                    BANK OF MONTREAL,

                                       by
                                          /s/  R. J. McClorey
                                          --------------------------------------
                                          Name:  R. J. McClorey
                                          Title:    Director


                                    BANQUE NATIONALE DE PARIS,

                                       by
                                          /s/  Richard L. Sted
                                          --------------------------------------
                                          Name:  Richard L. Sted
                                          Title: Senior Vice President


                                    BAYERISCHE LANDESBANK GIROZENTRALE,

                                       by
                                          /s/  Peter Obermann
                                          --------------------------------------
                                          Name:  Peter Obermann
                                          Title: Senior Vice President

                                    THE INDUSTRIAL BANK OF JAPAN
                                    TRUST COMPANY

                                       by
                                          /s/  John Dippo
                                          --------------------------------------
                                          Name:  John Dippo
                                          Title: Senior Vice President

                                    DUETSCHE BANK AG
                                    NEW YORK BRANCH AND/OR
                                    CAYMAN ISLANDS BRANCH

                                       by
                                          /s/  Hans-Josef Thiele
                                          --------------------------------------
                                          Name:  Hans-Josef Thiele
                                          Title: Director

                                       by
                                          /s/  Stephan A. Wiedmann
                                          --------------------------------------
                                          Name:  Stephan A. Wiedmann
                                          Title: Director

                                                                SCHEDULE 1.01(B)



                             Subsidiary Guarantors
                             ---------------------



                                   BRT, Inc.

                       National Sanitary Supply Company

                      Paper Corporation of North America

                         Unisource Capital Corporation

                                                                   Schedule 2.01

          Lenders                                                          Commitments
                                                                           (U.S. dollars)
 1.  First Union National Bank                                              $ 81,000,000
 2.  The Chase Manhattan Bank                                                 49,500,000
 3.  The Toronto-Dominion Bank and/or Toronto Dominion (New
     York), Inc.                                                              49,500,000
 4.  Bank of America, Illinois                                                45,000,000
 5.  Deutsche Bank AG, New York Branch and/or Cayman Islands Branch           45,000,000
 6.  Fleet National Bank                                                      45,000,000
 7.  NationsBank, N.A.                                                        67,500,000
 8.  Canadian Imperial Bank of Commerce                                       36,000,000
 9.  The Fuji Bank, Limited, New York Branch                                  36,000,000
10.  PNC Bank, National Association                                           36,000,000
11.  Royal Bank of Canada                                                     36,000,000
12.  The Sanwa Bank Limited                                                   36,000,000
13.  Bank of Montreal                                                         22,500,000
14.  The Bank of New York                                                     22,500,000
15.  The Bank of Nova Scotia                                                  22,500,000
16.  Bank of Tokyo-Mitsubishi Trust Company                                   22,500,000
17.  Banque Nationale de Paris                                                22,500,000
18.  Bayerische Landesbank Girozentrale, Cayman Islands Branch                22,500,000
19.  Den Danske Bank Aktieselskab, Cayman Islands Branch                      22,500,000
20.  The Industrial Bank of Japan Trust Company                               22,500,000
21.  Mellon Bank, N.A.                                                        22,500,000
22.  The Northern Trust Company                                               22,500,000
23.  Istituto Bancario San Paolo di Torino, Spa                               22,500,000
24.  SunTrust Bank, Atlanta                                                   22,500,000
25.  Union Bank of Switzerland, New York Branch                               22,500,000
26.  Wells Fargo Bank, N.A.                                                   22,500,000
27.  The Yasuda Trust and Banking Company Limited                             22,500,000

            Total                                                           $900,000,000

                                                                                   Canadian
                                                                                  Commitments
          Canadian Lenders                                                      (U.S. dollars)
1.   The Toronto-Dominion Bank                                                  $ 18,000,000
2.   Bank of Montreal                                                             12,000,000
3.   Canadian Imperial Bank of Commerce                                           12,000,000
4.   Royal Bank of Canada                                                         12,000,000
5.   The Chase Manhattan Bank and/or The Chase Manhattan Bank of Canada            6,000,000

          Total                                                                 $ 60,000,000


                                                                                 Swingline
                                                                                 Commitments
          Swingline Lenders                                                     (U.S. dollars)
1.   The Chase Manhattan Bank                                                    $ 30,000,000
2.   The Toronto-Dominion Bank                                                     30,000,000
3.   PNC Bank, National Association                                                15,000,000
4.   Bank of America National Trust and Savings Association                        25,000,000
5.   First Union National Bank.                                                    22,500,000

          Total                                                                  $122,500,000 *

______________

*  Subject to Section 2.05(a)(ii) limitation.

                               Schedule 2.20(a)

                           Unisource Worldwide, Inc.
                           Letter of Credit Summary
                              September 23, 1998

  Date                   Letter of                                                                                   Expiration
 Opened       Bank        Credit        Amount              Beneficiary                       Location                  Date
--------  ------------ -----------  ------------  ---------------------------------  -------------------------------- -------------
08/17/98  First Union      406440     600,000.00  Automatic Data Processing, Inc.    Corporate                        08/17/99
03/12/98  Fleet Bank    FS1094031     307,800.00  Town of Babylon Ind. Development   Spiro Wallach                    03/12/99
04/01/98  Den Danske    5618-97NY   2,437,500.00  Lumbermens Mutual Casualty Company Corporate Self Insurance Program 04/01/99 (2)

01/16/97  Fleet Bank    FS1053472   2,708,160.00  Liberty Mutual Insurance Company  Corporate Self Insurance Program  12/31/98 (2)


11/30/94  NationsBank   (1) 41130   5,700,000.00  Norwest Bank                      Columbus IRB                      11/30/98 (2)

                                   -------------
                                   $5,700,000.00
                                   =============

          (1)-Shown as IRB debt on Balance Sheet
          (2)-Annual Evergreen

                                                                   SCHEDULE 3.06
                                                                   -------------

                               Disclosed Matters
                               -----------------


     The following Disclosed Matters (as such term is defined in the Credit Agreement to which this Schedule is attached) are being disclosed pursuant to
Section 3.06 of the Credit Agreement. The inclusion of any such matters should not be construed as an expression of any view as to the materiality of any such matters individually or in the aggregate.

1.   TRU-TECH GROUP, INC. V. UNISOURCE WORLDWIDE, INC.
     -------------------------------------------------

     Plaintiff brought suit against the Company in the Circuit Court of the Fifteenth Judicial Circuit (Palm Beach County, Florida) alleging breach of contract and fraud in connection with the Company's termination of a licensing agreement to manufacture products using a technology relating to the lamination of paper to film and/or foil. Plaintiff has submitted a Proposal for Settlement in the amount of $4.5 million. Company does not believe exposure will be over $5 million.

CORPORATE CHART

                                                     ----------------------------
                                                       UNISOURCE WORLDWIDE, INC.
                                                            (DE) ("UWW")
                                                     ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
       -------------           ---------------           -------------------          ------------------
         UniMadison                Packaging              National Sanitary             The Unisource
            Inc.                   Concepts                    Supply                  Foundation (PA)            ----------------
           (WI)                  International             Corporation (DE)           (non-profit corp.)           BRT, Inc. (DE)*
       -------------              Corp. (NJ)             -------------------          ------------------          ----------------
                               ---------------
-----------------      --------------         -------------    --------------------     ------------------    ------------------
Unisource Capital         Unisource             Unisource         Portfolio Receiv-      Portfolio Receiv-          Paper
   Corporation*       International,Inc           Sales               ables, LLC          ables, Inc. (DE)      Corporation of
      (DE)              (DE) ("UI")            Corporation               (DE                   ("PR")         North America (DE)
-----------------      --------------             (DE)            (99.9999% by UWW;      ------------------       ("PCNA")
                                              -------------         .0001% by PR                              ------------------
                                                               --------------------
-----------------    ------------------   -------------------    -------------------        ----------------   -------------------
    Unisource           Unisource              Unisource         Unisource Interna-         Unisource Canada       Unisource
  International       International        International Hong    tional (South East              Inc.*         Distribudora, S.A de
Limited (Jamaica)    Handelgesellschaft    Kong Limited (Hong    Asia) PTE Limited             (Canada)           C.V. (Mexico)
  (99.95% owned       m.b.H. (Austria)        Kong) (99%         (Singapore) (99%           ----------------        ("USDA")
   by UI; .05%         (99% owned by        owned by UI; 1%      owned by UI; 1%                               -------------------
 owned by third       UI; 1% owned by       owned by third       owned by third
     party)            third party)            party)               party)
-----------------    ------------------   -------------------    -------------------
                                                                    ---------------------    ---------------------
                                                                    Unisource Planeacion,    Unisource del Bajio y
                                                                    S.A. de C.V. (Mexico)    Occidente (Mexico)
                                                                      (99.99% owned by         (99.99% owned by
                                                                      USDA; .01% owned          USDA; .01% owned
                                                                          by US)                   by US)
                                                                    ---------------------    ---------------------
                                                                                ---------------------      ----------------------
                                                                                  Unisource Sevicos,       Unisource del Pacifico
                                                                                S.A. de C.V. (Mexico)      S.A. de C.V. (Mexico)
                                                                                    ("US") (99.99%            (99.99% owned by
                                                                                     owned by USDA;          USDA; .01% owned by
                                                                                     .01% owned                     US)
                                                                                       by PCNA)            -----------------------
                                                                                ---------------------
                                                   --------------     ---------------       -------------------
                                                     Unisource          Alco Realty,            Unisource
                                                   Partners Loan         Inc. (DE)           Realty, Inc. (DE)
                                                    Company (DE)      ---------------       -------------------
                                                   --------------
                            -----------------                         ----------------                  ----------------
                              The Unisource                              Alco Canada                     Facility Works,
                             Corporation (TX)                            Realty Ltd                      LLC (IL) (48%
                            -----------------                         (Canada) ("ACR")                   owned by UWW;
                                                                      ----------------                   51% owned by
                                                                                                         third party)
                                                                                                       ----------------
                                                                      ------------------
                                                                      Braces Properties
                                                                         Corporation
                                                                          (Canada)
                                                                        (50% owned by
                                                                        ACR; 50% owned
                                                                        by third party)
                                                                      ------------------

                     ---------------------            ----------------------             -----------------------
                     Unisource Pimsa, S.A              Unisource del Centro,             Servicios Corporativos,
                        de C.V. (Mexico)               S.A. de C.V. (Mexico)             Unisource, S.A. de C.V.
                      (99.99% owned by                   (99.99% owned by                       (Mexico)
                      USDA; .01% owned                   USDA; .01% owned                   (99.99% owned by
                          by US)                              by US)                        USDA; .01% owned
                     ---------------------             ---------------------                      by US)
                                                                                         -----------------------

                                     -----------------------              ------------------------
                                        Unisource Empaque                   Unisource del Noreste,
                                      S.A. de C.V. (Mexico)                 S.A. de C.V. (Mexico)
                                        (99.99% owned by                      (99.99% owned by
                                      USDA; .01% owned by                     USDA; .01% owned
                                           by US)                                by US)
                                     ----------------------               ------------------------

  Unless otherwise noted, companies are owned 100% by the entity above them.

  *Denotes material subsidiary.
   Prepared by the Law Department.
   as of 6/98

                                                                   SCHEDULE 6.01
                                                                   -------------

                            Existing Indebtedness
                            ---------------------


1. Continuing Guaranty dated July 17, 1997 of Unisource Worldwide, Inc. in favor of Bank of America National Trust and Savings Association, guaranteeing the obligations of Unisource Distribuidora, S.A. de C.V., Unisource del Bajio y Occidente, S.A. de C.V., Unisource del Noreste, S.A. de C.V. and Unisource del Centro, S.A. de C.V. to Bank of America National Trust and Savings Association under a certain agreement dated July 16, 1997, relating to a $10,000,000 Credit Facility (see item #11 below).

2. First Union Letter of Credit (#172958) for $36,921.60 for the benefit of K-Line/Kerr Steamship Co.

3. SunTrust Letter of Credit F500716, for $3,565,000.00, in favor of Paper Corporation of America and Alco Standard Corporation, pursuant to a Letter of Credit Agreement dated as of June 1, 1991 among Paper Corporation of America, Alco Standard Corporation and Trust Company Bank.

4. Swap Agreements dated September 23, 1996 and September 12, 1996 between Unisource Worldwide, Inc. and NationsBank, N.A. pursuant to a Master Agreement dated as of September 10, 1996.

5. Swap Agreements dated October 17, 1996 and November 27, 1997 between Unisource Worldwide, Inc. and Bank of America National Trust and Savings Association pursuant to a Master Agreement dated as of October 10, 1996.

6. Swap Agreement between Unisource Worldwide, Inc. and Deutsche Bank pursuant to a Letter Agreement dated October 10, 1996.

7. Master Swap Agreement between Unisource Worldwide, Inc. and Lehman Brothers Inc. dated as of September 11, 1996.

8. Swap Agreement dated June 30, 1997 between Unisource Worldwide, Inc. and Royal Bank of Canada, pursuant to a Confirmation Agreement of even date therewith.

9. Swap Agreement dated September 23, 1996 between Unisource Worldwide, Inc. and The Chase Manhattan Bank, pursuant to a Master Agreement dated as of even date therewith.

10. Uncommitted $8,000,000.00 Loan Facility Agreement dated June 6, 1997 between Unisource Worldwide, Inc. and SunTrust Bank, Atlanta.

11. Agreement dated July 16, 1997 regarding $10MM Credit Facility for Mexican Subsidiary.

12.  Any other indebtedness reflected in Schedule 2.20(a).

13.  Any other indebtedness reflected below:

                                            Maturity
               Description                    Date            Amount
     -------------------------------    ----------------    -----------

     Industrial Revenue Bond                  2000          $        56
     Capital leases - phones                 various        $        20
     Capital leases - vehicles               various        $       429
     Capital leases - forklift             December 98      $         2
     Capital leases - real estate            various        $    11,091
     Capital leases - other                  various        $       367
     Loan - insurance policy                                $       140
     Miscellaneous                           various        $     1,518
                                                            -----------
                                                            $    13,623
                                                            ===========

                                                                   SCHEDULE 6.02
                                                                   -------------

                                 Existing Liens
                                 --------------

1.   Liens securing indebtedness reflected in item nos. 3 and 13 of Schedule
     6.01.

2.   Landlord lien against assets located on leased real property in Quebec,
     Canada: Rue Newton, Quebec City, Quebec, Canada; and Cote de Liesse, St. Laurent, Quebec, Canada.

3. Liens under SunTrust Synthetic Lease: Lease and Development Agreement, dated as of November 8, 1994, as modified from time to time and as assigned to SunTrust Bank by PPI SPV, L.P., pursuant to the Loan Agreement dated as of November 8, 1994, as amended from time to time, between PPI SPV, L.P. and SunTrust.

4. Lien evidenced by the financing statements reflected on attached list on the specific collateral covered by such financing statements.

--------------------------------------------------------------------------------------------------------------
DEBTOR PARTY             SECURED PARTY                 WHAT FOR                 FILE NUMBER    DATE
--------------------------------------------------------------------------------------------------------------
Clark Group              Modern Handling               forklift                 1739749        12/18/96
Limited, (Inc.),         Equipment of N.J., Inc.,
East Rutherford,         Edison, NJ
NJ
--------------------------------------------------------------------------------------------------------------
Clark Group              Modern Handling               forklift                 1725065        10/02/96
Limited, (Inc.),         Equipment of N.J., Inc.,
East Rutherford,         Edison, NJ
NJ
--------------------------------------------------------------------------------------------------------------
Clark Group              Associates Leasing Inc.,      forklift                 1634968        03/07/95
Limited, Kearny,         Cleveland, OH
NJ
--------------------------------------------------------------------------------------------------------------
Clark Group              Associates Leasing Inc.,      forklift                 1611518        01/03/95
Limited, Kearny,         Cleveland, OH
NJ
--------------------------------------------------------------------------------------------------------------
Clark Group LTD,         Modern Handling               forklift                 1631832        04/27/95
East Rutherford,         Equipment of N.J., Inc.,
NJ                       Edison, NJ
--------------------------------------------------------------------------------------------------------------
Clark Group LTD,         Modern Handling               forklift                 1617742        02/09/95
East Rutherford,         Equipment of N.J., Inc.,
NJ                       Edison, NJ
--------------------------------------------------------------------------------------------------------------
Columbia                 Monterey Leasing,             equipment                963460234      12/11/96
Packaging, Pasco,        Yakima, WA
WA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 9712060544     04/28/97
Company (Inc.),          CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 9712060558     04/28/97
Company (Inc.),          CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            RJMS Corp. dba Toyota         equipment                9712060537     04/28/97
Company (Inc.),          Material Handling
Richmond, CA             Northern California,
                         Hayward, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 9524360195     08/28/95
Company, Inc.,           CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 9524360203     08/28/95
Company, Inc.,           CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Tenant Company,               power sweeper and        9517860367     06/23/95
Company, Inc.,           Minneapolis, MN               options
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Hewlett-Packard               equipment                9525760316     09/08/95
Company,                 Company, Finance &
Richmond, CA             Remarketing Division,
                         Sunnyvale, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 93244326       12/06/93
Company,                 CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 93244327       12/06/93
Company,                 CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 94163349       08/10/94
Company,                 CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Perin Co., Inc., Hayward,     forklift                 94163350       08/10/94
Company,                 CA
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Siemens Credit                telephone system lease   93190248       09/17/93
Company,                 Corporation, Boca Raton,      and installation
Richmond, CA             FL
--------------------------------------------------------------------------------------------------------------
Conifer Crent            Yale Financial Services,      equipment                93128920       06/24/93
Company,                 Inc., Flemington, NJ
Richmond, CA
--------------------------------------------------------------------------------------------------------------
Engineered               Cargill Leasing               equipment                D125389        08/07/96
Packaging Systems,       Corporation, Minneapolis,
a Division of            MN
Unisource
Worldwide,
Oshtemo, MI
--------------------------------------------------------------------------------------------------------------
Foremost                 Ferdon Equipment              forklifts                1705474        06/19/96
Corrugated               Company, Union, NJ
Company, Inc.,
Moonachie, NJ
--------------------------------------------------------------------------------------------------------------
Foremost                 Ferdon Equipment              forklifts                1636968        05/26/9(?)
Corrugated               Company, Union, NJ
Company, Inc.,
Moonachie, NJ
--------------------------------------------------------------------------------------------------------------
National Sanitary        Federal Sign, Division of     roof sign                172305         08/29/96
Supply Co.,              Federal Signal
Houston, TX              Corporation, Houston, TX
--------------------------------------------------------------------------------------------------------------
National Sanitary        Federal Sign, Division of     sign, letters and        913866         09/09/96
Supply Co.,              Federal Signal                overlay face
Houston, TX              Corporation, Houston, TX
--------------------------------------------------------------------------------------------------------------
National Sanitary        Portman Equipment             lift trucks              9802002459     04/30/98
Supply Company,          Company, Monroe, OH
Fairfield, OH
--------------------------------------------------------------------------------------------------------------
National Sanitary        General Electric Co.,         lamps and bulbs          M87854         09/16/88,
Supply Company,          Lighting Business Group,                                              continued
Los Angeles, CA          Cleveland, OH
--------------------------------------------------------------------------------------------------------------
National Sanitary        General Electric Co.,         lamps and bulbs          545989         09/15/88,
Supply Company,          Lighting Business Group,                                              continued
Los Angeles, CA          Cleveland, OH
--------------------------------------------------------------------------------------------------------------
National Sanitary        State Board of                tax lien                 961569178      09/24/96
Supply Company,          Equalization, Sacramento,
Los Angeles, CA          CA
--------------------------------------------------------------------------------------------------------------
Packaging                Minnesota Lift Truck,         forklift                 1626526        11/01/93
Consultants,             Inc., Brooklyn Park, MN
Minneapolis, MN
--------------------------------------------------------------------------------------------------------------
Paper Corporation        Fleet Credit Corporation,     tractor and accessories  93122665       06/21/93
of America,              Providence, RI
Carson, CA
--------------------------------------------------------------------------------------------------------------
Paper Corporation        Fleet Credit Corporation,     tractor trailer and      93146366       07/22/93
of America,              Providence, RI                accessories
Carson, CA
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     van and accessories      93258721    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258722    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258723    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258754    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258755    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  932587556   12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258757    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258758    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258759    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258761    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     van and accessories      93258762    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258763    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258765    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  93258766    12/27/93
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  94020760    02/03/94
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  94022911    02/09/94
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------
Paper Corporation   Fleet Credit Corporation,     tractor and accessories  94028639    02/16/94
of America,         Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258743     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258744     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258745     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258746     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258747     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258748     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     van and accessories         93258749     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     van and accessories         93258750     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258751     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258752     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258753     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     93258724     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     van and accessories         93258726     12/27/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractor and accessories     748246       06/21/93
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     Fleet Credit Corporation,     tractors                    783825       04/25/94
of America,           Providence, RI
Carson, CA
---------------------------------------------------------------------------------------------------------
Paper Corporation     General Electric              lights                      223018       08/10/93
of America, Unijax    Company, GE Lighting
Sloan,                Cleveland, OH
Jacksonville, FL
---------------------------------------------------------------------------------------------------------
Paper Plus,           Southwestern Bell             equipment                   229263       11/29/95
Houston, TX           Telecommunications, Inc.
                      dba Southwestern Bell
                      Telecom, Richardson, TX
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Peerless Products       Legacy Financial dba         conveyor dishmachine     438358       05/12/95
Company, Salt           Legacy Leasing, Murray,
Lake City, UT           UT
---------------------------------------------------------------------------------------------------------
Peerless Products       Legacy Financial Inc.,       equipment                428053       02/23/95
Company, Salt           Murray, UT
Lake City, UT
---------------------------------------------------------------------------------------------------------
Rollsource, a           International Paper          paper                    3474311      11(?)/29/95
division of             Company, Memphis, TN
Unisource
Worldwide, Des
Plaines, IL
---------------------------------------------------------------------------------------------------------
Rollsource, a           International Paper         paper                     3474311      (?)/29/95
division of             Company, Memphis, TN
Unisource
Worldwide, Des
Plaines, IL
---------------------------------------------------------------------------------------------------------
Rollsource, a           International Paper         envelope paper            3723618      08/01/97
Unisource division,     Company, Memphis, TN
Des Plaines, IL
---------------------------------------------------------------------------------------------------------
Santa Rosa Paper        Bay West Paper              paper towels              408719       02/03/98
Company, Santa          Corporation
Rosa, CA
---------------------------------------------------------------------------------------------------------
Santa Rosa Paper        Bay West Paper              paper towels and          9800260299   12/29/97
Company, Santa          Corporation, a Mosinee      accessories
Rosa, CA                subsidiary, Harrodsburg,
                        KY
---------------------------------------------------------------------------------------------------------
Santa Rosa Paper        Warren Capital              forklifts and ramp        9633760088   11/27/96
Company, Santa          Corporation, Novato, CA     system
Rosa, CA
---------------------------------------------------------------------------------------------------------
Santa Rosa Paper        Warren Capital              computer equipment and    9706961371   03/05/97
Company, Santa          Corporation, Novato, CA     building materials
Rosa, CA
---------------------------------------------------------------------------------------------------------
Set Point Paper         Lewis/Boyle, Inc.,          pallet truck and          9859         01/17/95
Co., Inc.,              Waltham, MA                 accessories
Mansfield, MA
---------------------------------------------------------------------------------------------------------
Set Point Paper         Lewis/Boyle, Inc.,          order picker and          9793         10/11/94
Co., Inc.,              Waltham, MA                 accessories
Mansfield, MA
---------------------------------------------------------------------------------------------------------
Set Point Paper         Lewis/Boyle, Inc.,          pallet truck and          9811         10/31/94
Co., Inc.,              Waltham, MA                 accessories
Mansfield, MA
---------------------------------------------------------------------------------------------------------
Set Point Inc.,         Crellin Handling            equipment                 221510       03/14/94
Mansfield, MA           Equipment, E.
                        Providence, RI
---------------------------------------------------------------------------------------------------------
Set Point Inc.,         Crellin Handling            equipment                 9664         03/14/94
Mansfield, MA           Equipment, E.
                        Providence, RI
---------------------------------------------------------------------------------------------------------
Spiro-Wallach           Advanta Leasing Corp.,      cameras and video         942089       12/27/94
Company, Inc.,          Voorhees, NJ                equipment
Glendale, NY
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Sunland Sanitary    Forklift Systems, Inc.,     forklift                   960212011    02/12/96
Supply, Inc.,       Denver, CO
Albuquerque, NM
------------------------------------------------------------------------------------------------
Sunland Sanitary    Forklift Systems, Inc.,     forklift                   962003074    01/11/96
Supply, Inc.,       Denver, CO
Pueblo, CO
------------------------------------------------------------------------------------------------
Turnquist, Inc.,    National City Bank of       equipment                  1672556      05/09/94
A/k/a Turnquist     Minneapolis
Paper Company,
Brooklyn Park,
MN
------------------------------------------------------------------------------------------------
Unisource           Atlas Lift Truck Rentals    forklift and equipment     3387556      04/12/95
Worldwide dba       & Sales, Inc., Schiller
RollSource, Des     Park, IL
Plaines, IL
------------------------------------------------------------------------------------------------
Unisource           Atlas Lift Truck Rentals    forklift                   3387556      04/12/95
Worldwide dba       & Sales, Inc., Schiller
RollSource, Des     Park, IL
Plaines, IL
------------------------------------------------------------------------------------------------
Unisource           Yale/Chase Materials        forklift and accessories   9821060070   07/27/98
Worldwide,          Handling, Inc., City of
Huntington Beach,   Industry, CA
CA
------------------------------------------------------------------------------------------------
Unisource           Triangle Home Products,     foam blocks                3469348      11/13/95
Worldwide, Inc.,    Inc., Chicago, IL
Dba Fleetwood
Paper Company,
Addison, IL
------------------------------------------------------------------------------------------------
Unisource           Rock-Tenn Converting        hot melt midget sealer     053144       10/15/97
Worldwide, Inc.,    Company, Norcross, GA
Dba Mack-Pak
Division,
Oklahoma City,
OK
------------------------------------------------------------------------------------------------
Unisource           Rock-Tenn Converting        hot melt midget sealer     233521       11/12/97
Worldwide, Inc.,    Company, Norcross, GA
Dba Mack-Pak
Division,
Oklahoma City,
OK
------------------------------------------------------------------------------------------------
Unisource           Rock-Tenn Converting        hot melt midget sealer     053144       10/15/97
Worldwide, Inc.,    Company, Norcross, GA
Dba Mack-Pak
Division,
Oklahoma City,
OK
------------------------------------------------------------------------------------------------
Unisource           Rock-Tenn Converting        hot melt midget sealer     233521       11/12/97
Worldwide, Inc.,    Company, Norcross, GA
Dba Mack-Pak
Division,
Oklahoma City,
OK
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Unisource           NFC Financial, Corte        equipment                  198731    10/10/94
Worldwide, Inc.     Madera, CA
dba Unisource
Paper Company,
Houston, TX
----------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation    tractor and accessories    94061730  04/06/94
Worldwide, Inc.     Providence, RI
fka Paper
Corporation of
America, Carson,
CA
----------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation    tractor and accessories    9404436   04/14/94
Worldwide, Inc.     Providence, RI
fka Paper
Corporation of
America, Carson,
CA
----------------------------------------------------------------------------------------------
Unisource           First Access, Bedford       forklift                   3759238   11/04/97
Worldwide, Inc.,    Park, IL
Addison, IL
----------------------------------------------------------------------------------------------
Unisource           First Access, Bedford       forklift                   3851676   05/18/98
Worldwide, Inc.,    Park, IL
Addison, IL
----------------------------------------------------------------------------------------------
Unisource           Triangle Home Products,     foam blocks                (?)       (?)
Worldwide, Inc.,    Chicago, IL
Addison, IL
----------------------------------------------------------------------------------------------
Unisource           Siemens Credit              telephone equipment        172736    08/11/98
Worldwide, Inc.,    Corporation, Bridgewater,
Berwyn, PA          NJ
----------------------------------------------------------------------------------------------
Unisource           Siemens Credit              telephone system           98014751  08/18/98
Worldwide, Inc.,    Corporation, Bridgewater,   upgrade
Berwyn, PA          NJ
----------------------------------------------------------------------------------------------
Unisource           Fleet Capital Corporation,  van and accessories        B806932   08/06/98
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------
Unisource           Fleet Capital Corporation,  tractor trailers           (?)       04/20/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------
Unisource           Fleet Capital Corporation,  tractor and accessories    94120531  06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------
Unisource           Fleet Capital Corporation,  tractor and accessories    94120532  06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------
Unisource           Fleet Capital Corporation,  tractor and accessories    94120533  06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------
Unisource           Fleet Capital Corporation,  tractor and accessories    94120534  06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------
Unisource           Fleet Capital Corporation,  tractor and accessories    94120535  06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94120536       06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94120537       06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94120538       06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94120539       06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94120540       06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94120542       06/14/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94151253       (?)/(?)/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94154762       07/29/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       94174728       08/26/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9429560225     10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9429560227     10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9429560230     10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9429560236     10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9429560239     10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9433960371     11/17/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9433960376     11/17/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,     tractor and accessories       9429560242     10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       9429560247        10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       224662            06/16/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       224663            06/16/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       224664            06/16/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       224665            06/16/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       224666            06/16/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       235526            09/(?)/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Fleet Credit Corporation,       tractor and accessories       B631569           10/06/94
Worldwide, Inc.,    Providence, RI
Carson, CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             truck and accessories         94178443          08/30/94
Worldwide, Inc.,    Corporation, Costa Mesa,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             truck and accessories         94178448          08/30/94
Worldwide, Inc.,    Corporation, Costa Mesa,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             truck and accessories         9434660568        11/22/94
Worldwide, Inc.,    Corporation, Costa Mesa,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             truck with van body and       B636534           11/18/94
Worldwide, Inc.,    Corporation, Costa Mesa,        tractor
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             tractor and accessories       9501861157        01/03/95
Worldwide, Inc.,    Corporation, Seal Beach,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             tractor and accessories       9501861162        01/03/95
Worldwide, Inc.,    Corporation, Seal Beach,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             tractor and accessories       9501861170        01/03/95
Worldwide, Inc.,    Corporation, Seal Beach,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             tractor and accessories       9507661030        03/15/95
Worldwide, Inc.,    Corporation, Seal Beach,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------
Unisource           Pitney Bowes Credit             tractor and accessories       9500081           01/03/95
Worldwide, Inc.,    Corporation, Seal Beach,
Carson, CA          CA
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Unisource                Pitney Bowes Credit           tractor and accessories  9500082        01/03/95
Worldwide, Inc.,         Corporation, Seal Beach,
Carson, CA               CA
--------------------------------------------------------------------------------------------------------------
Unisource                Pitney Bowes Credit           tractor and accessories  9503559        03/15/95
Worldwide, Inc.,         Corporation, Seal Beach,
Carson, CA               CA
--------------------------------------------------------------------------------------------------------------
Unisource                Pitney Bowes Credit           truck and accessories    408825         08/29/94
Worldwide, Inc.,         Corporation, Seal Beach,
Carson, CA               CA
--------------------------------------------------------------------------------------------------------------
Unisource                Pitney Bowes Credit           truck and accessories    408826         08/29/94
Worldwide, Inc.,         Corporation, Seal Beach,
Carson, CA               CA
--------------------------------------------------------------------------------------------------------------
Unisource                El Camino Resources,          master lease and         94-133726      08/01/94
Worldwide, Inc.,         Ltd., Woodland Hills, CA      equipment thereunder
Cincinnati, OH
--------------------------------------------------------------------------------------------------------------
Unisource                El Camino Resources,          master lease and         95-8542        01/23/95
Worldwide, Inc.,         Ltd., Woodland Hills, CA      equipment thereunder
Cincinnati, OH
--------------------------------------------------------------------------------------------------------------
Unisource                Potlatch Corporation,         paper roll stock         9620860456     07/24/96
Worldwide, Inc.,         Santa Ana, CA
City of Commerce,
CA
--------------------------------------------------------------------------------------------------------------
Unisource                Raymond Leasing               reach trucks and         9814060238     05/18/98
Worldwide, Inc.,         Corporation, Greene, NY       batteries
Commerce, CA
--------------------------------------------------------------------------------------------------------------
Unisource                Raymond Leasing               reach trucks and         9814060241     05/18/98
Worldwide, Inc.,         Corporation, Greene, NY       batteries
Commerce, CA
--------------------------------------------------------------------------------------------------------------
Unisource                Raymond Leasing               orderpickers and         9814060247     05/18/98
Worldwide, Inc.,         Corporation, Greene, NY       batteries
Commerce, CA
--------------------------------------------------------------------------------------------------------------
Unisource                Raymond Leasing               fork truck               9814060256     05/18/98
Worldwide, Inc.,         Corporation, Greene, NY
Commerce, CA
--------------------------------------------------------------------------------------------------------------
Unisource                Raymond Leasing               fork trucks              9814060258     05/18/98
Worldwide, Inc.,         Corporation, Greene, NY
Commerce, CA
--------------------------------------------------------------------------------------------------------------
Unisource                American Business             control station with     089353         05/06/96
Worldwide, Inc.,         Leasing, Inc., Bala           accessories
Dallas, TX               Cynwyd, PA
--------------------------------------------------------------------------------------------------------------
Unisource                CLG, Inc., Raleigh, NC        equipment lease          191458         09/26/96
Worldwide, Inc.,
Dallas, TX
--------------------------------------------------------------------------------------------------------------
Unisource                Vanguard Financial            inkjet plotter           238967         12/14/95
Worldwide, Inc.,         Service Corp., Lombard,
Dallas, TX               IL
--------------------------------------------------------------------------------------------------------------
Unisource                Hewlett-Packard               equipment                28850159       04/23/98
Worldwide, Inc.,         Company, Finance &
Exton, PA                Remarketing Division,
                         Atlanta, GA
--------------------------------------------------------------------------------------------------------------
Unisource                Hewlett-Packard               equipment                ST98-1180      04/23/98
Worldwide, Inc.,         Company, Finance &
Exton, PA                Remarketing Division,
                         Atlanta, GA
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       28250139       11/21/97
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Exton, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       28550227       02/10/98
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Exton, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       29050637       06/16/98
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Exton, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       ST97-3788      11/21/97
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Exton, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       418502         04/16/98
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Exton, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                Portfolio Receivables         receivables              28060896       10/03/97
Worldwide, Inc.,         LLC, Wilmington, DE
Exton, PA
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      tractors                 940000142951   07/15/94
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      tractors                 950000046311   03/08/95
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      tractors                 950000160184   08/10/95
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      tractors                 960000063193   03/28/96
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      tractors                 970000169895   07/30/97
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      tractors                 980000015067   01/22/98
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      trucks and tractor       980000173779   08/05/98
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      tractors                 950000015124   01/24/95
Worldwide, Inc.,         Ft. Lauderdale, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                IBM Credit Corporation,       computer equipment       980000145914   07/02/98
Worldwide, Inc.,         Aramonk, NY
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                Sun Financial Group, Inc.,    equipment                950000184112   09/13/95
Worldwide, Inc.,         Tampa, FL
Jacksonville, FL
--------------------------------------------------------------------------------------------------------------
Unisource                The CIT Group/                assignment of tractors   950000203187   10/09/95
Worldwide, Inc.,         Equipment Financing,          on 950000015124
Jacksonville, FL         Inc., Atlanta, GA
--------------------------------------------------------------------------------------------------------------
Unisource                Servco Financial Corp.,       7 Mobile Radios          95-089967 (?)  July (?), 1995
Worldwide, Inc.,         Equipment Leasing             2 Portable Radios
Kapolei, HI              Group, Honolulu, HI           2 Remote Speaker Mic
                                                       7 Mobile Installation
--------------------------------------------------------------------------------------------------------------
Unisource                Arbor Handling Services,      equipment                24110766       03/23/95
Worldwide, Inc.,         Inc., Willow Grove, PA
Norristown, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Arbor Handling Services,      equipment                24370495       06/13/95
Worldwide, Inc.,         Inc., Willow Grove, PA
Norristown, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Ameritech Credit              telecommunications and   2110280        03/11/97
Worldwide, Inc.,         Corporation, Rolling          data equipment
Wayne, PA                Meadows, IL
--------------------------------------------------------------------------------------------------------------
Unisource                Ameritech Credit              telecommunications and   26450345       03/11/97
Worldwide, Inc.,         Corporation, Rolling          data equipment
Wayne, PA                Meadows, IL
--------------------------------------------------------------------------------------------------------------
Unisource                Associates Leasing, Inc.,     prime mover and          26311017       01/28/97
Worldwide, Inc.,         Irving, TX                    equipment
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Associates Leasing, Inc.,     equipment                26311018       01/28/97
Worldwide, Inc.,         Irving, TX
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Associates Leasing, Inc.,     equipment                26311019       01/28/97
Worldwide, Inc.,         Irving, TX
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Associates Leasing, Inc.,     equipment                26311028       01/28/97
Worldwide, Inc.,         Irving, TX
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Associates Leasing, Inc.,     equipment                26311029       01/28/97
Worldwide, Inc.,         Irving, TX
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Associates Leasing, Inc.,     equipment                26311133       01/28/97
Worldwide, Inc.,         Irving, TX
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Associates Leasing, Inc.,     forklift                 28330112       12/18/97
Worldwide, Inc.,         Irving, TX
Wayne, PA
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      trucks (tractors)        23190941       06/03/94
Worldwide, Inc.,         Fort Lauderdale, FL
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                First Fleet Corporation,      trucks (tractors)        23190942       (?)/(?)/94
Worldwide, Inc.,         Fort Lauderdale, FL
Wayne, PA
--------------------------------------------------------------------------------------------------------------
Unisource                Integrated Systems            ISSC Inventory           25210654       03/01/96
Worldwide, Inc.,         Solutions Corporation,        Management System
Wayne, PA                White Plains, NY
--------------------------------------------------------------------------------------------------------------
Unisource                Integrated Systems            inventory management     96-200464      03/05/96
Worldwide, Inc.,         Solutions Corporation,        system
Wayne, PA                White Plains, NY
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       3686037        05(?)/06/97
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       24670474       09/14/95
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, Pa                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       24911140       11/27/95
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       25011274       12/26/95
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       26651463       05/07/97
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       9526160763     09/14/95
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       9536160245     12/26/95
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------
Unisource                M&SD Financial                telecommunications       178118         09/14/95
Worldwide, Inc.,         Services, a Division of       equipment and lease of
Wayne, PA                Electronic Data Systems       same
                         Corporation, Lyndhurst,
                         NJ
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Unisource           M&SD Financial               telecommunications         950000235362      11/22/95
Worldwide, Inc.,    Services, a Division of      equipment and lease of
Wayne, PA           Electronic Data Systems      same
                    Corporation, Lyndhurst,
                    NJ
--------------------------------------------------------------------------------------------------------
Unisource           M&SD Financial               telecommunications         950000241232      12/04/95
Worldwide, Inc.,    Services, a Division of      equipment and lease of
Wayne, PA           Electronic Data Systems      same
                    Corporation, Lyndhurst,
                    NJ
--------------------------------------------------------------------------------------------------------
Unisource           M&SD Financial               telecommunications         256391            09/18/95
Worldwide, Inc.,    Servics, a Division of       equipment and lease of
Wayne, PA           Electronic Data Systems      same
                    Corporation, Lyndhurst,
                    NJ
--------------------------------------------------------------------------------------------------------
Unisource           M&SD Financial               telecommunications         258117            12/29/95
Worldwide, Inc.,    Services, a Division of      equipment and lease of
Wayne, PA           Electronic Data Systems      same
                    Corporation, Lyndhurst,
                    NJ
--------------------------------------------------------------------------------------------------------
Unisource           M&SD Financial               telecommunications         471213            09/14/95
Worldwide, Inc.,    Services, a Division of      equipment and lease of
Wayne, PA           Electronic Data Systems      same
                    Corporation, Lyndhurst,
                    NJ
--------------------------------------------------------------------------------------------------------
Unisource           O/E Systems, Inc. dba        equipment and personal     25660084          07/15/96
Worldwide, Inc.,    M/C Leasing, Troy, MI        property
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           O/E Systems, Inc. dba        equipment and personal     105246            05/28/96
Worldwide, Inc.,    M/C Leasing, Troy, MI        property
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           PA Industrial Equipment,     forklifts                  23041334         04/20/94
Worldwide, Inc.,    Inc., Pottstown, PA
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           PA Industrial Equipment,     forklifts trucks           247143           04/27/94
Worldwide, Inc.,    Inc., Pottstown, PA
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           PPI SPV, L.P., Bensalem,     property and buildings     23711381          11/15/94
Worldwide, Inc.,    PA
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           PPI SPV, L.P., Bensalem,     property and buildings     23711384          11/15/94
Worldwide, Inc.,    PA
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           PPI SPV, L.P., Bensalem,     land, property and         23731645          11/22/94
Worldwide, Inc.,    PA                           buildings
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           PPI SPV, L.P., Bensalem,     buildings and land         9433760230        11/15/94
Worldwide, Inc.,    PA
Wayne, PA
--------------------------------------------------------------------------------------------------------
Unisource           PPI SPV, L.P., Bensalem,     buildings and property     22038             11/15/94
Worldwide, Inc.,    PA
Wayne, PA
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Unisource             PPI SPV, L.P., Bensalem,      real estate                 00146515      11/15/94
Worldwide, Inc.,      PA
Wayne, PA
-----------------------------------------------------------------------------------------------------------
Unisource             PPI SPV, L.P.,                property and buildings      24650342      09/07/95
Worldwide, Inc.,      Jenkintown, PA
Wayne, PA
-----------------------------------------------------------------------------------------------------------
Unisource             PPI SPV, L.P.,                buildings and property      172806        09/07/95
Worldwide, Inc.,      Jenkintown, PA
Wayne, PA
-----------------------------------------------------------------------------------------------------------
Unisource             Q/E Systems, Inc. dba         equipment and personal      2250607       05/29/96
Worldwide, Inc.,      K/C Leasing, Troy, MI         property
Wayne, PA
-----------------------------------------------------------------------------------------------------------
Unisource             Amplicon, Inc., Santa         trucks and truck bodies     23430085      08/16/94
Worldwide, Inc./      Ana, CA
Weiss Miquon
Division, West
Point, PA
-----------------------------------------------------------------------------------------------------------
Unisource             Pitney Bowes Credit           equipment                   1638602       08/14/95
Windsor, CT           Corporation, Norwalk, CT
-----------------------------------------------------------------------------------------------------------
Weiss Bros.           Amplicon, Inc., Santa         trucks and truck bodies     22441786      10/01/93
Miquon,               Ana, CA
Incorporated, West
Point, PA
-----------------------------------------------------------------------------------------------------------
National Sanitary     (?)                           equipment                   AN05138       09/23/96
Supply, Cincinnati,
OH
-----------------------------------------------------------------------------------------------------------
National Sanitary     IBM Corporation, White        IBM equipment and           AN28976       12/27/96
Supply, Cincinnati,   Plains, NY                    upgrades
OH
-----------------------------------------------------------------------------------------------------------
Unisource             EL Camino Resources,          master lease and            AL18082       07/29/94
Worldwide, Inc.,      Ltd., Woodland Hills, CA      computer equipment
Cincinnati, OH                                      thereunder
-----------------------------------------------------------------------------------------------------------
Unisource             El Camino Resources           master lease and            AL57464       01/19/95
Worldwide, Inc.,      Ltd., Woodland Hills, CA      computer equipment
Cincinnati                                          thereunder
-----------------------------------------------------------------------------------------------------------

                                 SCHEDULE 6.07

                             Existing Restrictions
                             ---------------------


          1. Uncomitted Loan Facility Agreement by between Unisource Worldwide, Inc. ("Sponsor") and SunTrust Bank, Atlanta ("Bank"):

          2. Receivables Purchase Agreement and Guarantee between Unisource Canada, Inc. ("Seller"), The Trust Company of Bank of Montreal ("Trustee"), Unisource Worldwide, Inc. ("Guarantor"), Nesbitt Burns, Inc. ("Securitization Agent") and IKON Office Solutions, dated September 24, 1992.

          3. Receivables Sale Agreement among Profolio Receivable LLC ("Seller"), Unisource Worldwide, Inc. ("Collection Agent"), Asset Securitization Cooperative Corporation ("Purchaser") and Canadian Imperial Bank of Commerce ("Servicing Agent"), dated as of October 1, 1997.

          4. Lease and Development Agreement dated as of November 8, 1994 between PPISPV, L.P., as Lessor, and Unisource Worldwide, Inc., as Lessee

          5. Reimbursement Agreement between Alco Standard Corporation ("Company") and NationsBank of North Carolina, N.A., dated as of November 30, 1994

          6. Related documents to the documents listed in items 1 through 5 above.

                                                                       Exhibit A
                                   [FORM OF]

                           ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, modified, supplemented or waived, the "Credit Agreement"), among Unisource Worldwide, Inc., Unisource Capital
 ----------------
Corporation, Unisource Canada, Inc., the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent and U.S. Collateral Agent, The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and The Toronto Dominion (Texas), Inc., as Documentation Agent. Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

          1. The Assignor named below hereby sells and assigns, without recourse to the Assignor, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse to the Assignor, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under
            -----------------
the Credit Agreement, including, without limitation, the interests set forth below in the Commitment [and the Canadian Commitment] of the Assignor on the Assignment Date, [and all Loans [(other than Competitive Loans)] owing to the Assignor which are outstanding on the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have [(in addition to such rights and obligations theretofore held by it)] the rights and obligations of a Lender [and Canadian Lender] thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          2. This Assignment and Acceptance is being delivered [(a)] to the Administrative Agent, in the case of any Commitment, together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.16(e) of the Credit Agreement, (ii) if the Assignee is not already a Lender under the Agreement, an Administrative Questionnaire in the form provided by the Administrative Agent and (iii) a processing and recording fee of $3,500 [and (b) to the Canadian Agent, in the case of any Canadian Commitment, together with (i) if the Assignee is not already a Canadian Lender under the Agreement, an Administrative Questionnaire in the form provided by the Canadian Agent and (ii) a processing and recording fee of Cdn.$4,500 in addition to the fee referred to in clause (iii) above].

          3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"): _____
  ---------------

                                                         Percentage Assigned
                                                         of Commitment [and
                                                         Canadian Commitment]
                                                         (set forth, to at least
                                                         8 decimals, as a
                                                         percentage of the
                              Principal Amount           facility and the
                              Assigned (and              aggregate Commitments
                              identifying information    of all Lenders [and
                              as to individual           Canadian Commitments of
                              Competitive Loans,         all Canadian Lenders]
Facility                      if any)                    thereunder)
--------                      --------                   -----------

Commitment Assigned:          $                                              %

[Canadian Commitment          $
 Assigned:

Revolving Loans [other        $                                              %
than Canadian Loans]:

[Canadian Loans]              C$                                             %

[Competitive Loans:           $                                              %]

The terms set forth
herein are hereby agreed
to:


                                            Accepted (if required):

____________________, as Assignor,             UNISOURCE WORLDWIDE, INC.,


By:_____________________                        By:_____________________
   Name:                                           Name:
   Title:                                          Title:

____________________, as Assignee,
                                               THE CHASE MANHATTAN BANK,
By:_____________________                       as Administrative Agent
   Name:                                       and U.S. Collateral Agent,
   Title:
                                               By:_____________________
                                                  Name:
                                                  Title:

                                               TORONTO DOMINION BANK, as
                                               Canadian Agent and
                                               Canadian Collateral Agent,

                                                By:____________________
                                                   Name:
                                                   Title:

                                                      [                 ], as a
                                                      Swingline Lender,

                                                        By:____________________
                                                           Name:
                                                           Title:


                                                      [          ], as an
                                                      Issuing Bank,

                                                         By:____________________
                                                            Name:
                                                            Title:

                                                                     EXHIBIT B-1



                              September 25, 1998



The Chase Manhattan Bank, as Administrative
       Agent and U.S. Collateral Agent
Agent Bank Services Group
One Chase Manhattan Plaza, 8th Floor
New York, NY 10081

       Re: $900,000,000 Amended and Restated Credit Agreement by and among Unisource Worldwide, Inc. (the "Company"), The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent and U.S. Collateral Agent ("Agent") and the Lenders described therein (the "Agreement")
               -----------------------------------------------------------------


Ladies and Gentlemen:

               We have acted as U.S. Counsel for Unisource Worldwide, Inc., Unisource Capital Corporation, National Sanitary Supply Company, Paper Corporation of North America and BRT, Inc. ("Relevant Parties") in connection with the above-referenced transaction. As such, we have reviewed the following documents all of even date herewith (collectively, the "Loan Documents"):

               1.   $900,000,000 Amended and Restated Credit Agreement;
               2.   Subsidiary Guarantee Agreement;
               3.   Security Agreement;
               4.   Indemnity, Subrogation and Contribution Agreement; and
               4. the Financing Statements each substantially in the form attached hereto as Exhibit A hereto (the "Financing
                                       ---------
                    Statements") listing the Relevant Parties as "Debtors" and Bank as "Secured Party" to be filed in the offices listed on Exhibit B attached hereto (the "Filing Offices").
                    ---------

               In addition, we have examined such corporate documents, records and certificates of the officers of the Relevant Parties and of public officials as we have considered necessary in the circumstances. In such examination, we have assumed the genuineness of all signatures, the due execution and delivery by all parties to each of the Loan Documents other than the Relevant Parties, that the Agreement and the other Loan Documents constitute valid and legally binding agreements and obligations of all parties thereto other than the Relevant Parties, the authenticity of all documents submitted to us as originals and the conformity to original documents of documents submitted to us as certified or photostatic copies and the completeness of all minute books and stock books furnished to us.

The Chase Manhattan Bank, as Administrative
     Agent and U.S. Collateral Agent
September 25, 1998
Page 2

          We have assumed the accuracy and correctness of all statements of fact contained in certificates of and discussions with officers of the Relevant Parties and certificates of public officials and the representations and warranties contained in the Agreement and the other Loan Documents. To the extent that our opinion is based on matters known to us or of which we have knowledge, we have relied on a review of such certificates, discussions and the Loan Documents and our opinion is, therefore, as to factual matters, based solely thereon. We have not undertaken any independent investigation to verify such certificates, discussions or representations and warranties. We have not reviewed the dockets or records of any courts. Nothing contrary to the facts contained in such certificates, discussions or representations and warranties, however, has come to the attention of the current partners or associates of Pepper Hamilton LLP who have devoted substantive attention to the transactions contemplated by the Agreement.

          Notwithstanding any of the foregoing, with respect to the opinion set forth in paragraph 1 of this opinion, we have relied solely on the certificates of the Secretaries of the State or Commonwealth of the states in which the Relevant Parties were incorporated, copies of which are attached hereto as Exhibit C.
---------

          Our opinions are limited in all respects to matters subject to the substantive laws of the Commonwealth of Pennsylvania, the State of New York, the State of Delaware and the federal laws of the United States. References to the UCC shall be deemed to be references to the Uniform Commercial Code of Pennsylvania, unless otherwise stated. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement and the Security Agreement.

          1. Each of the Relevant Parties is duly organized and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to carry on its business as now conducted.

          2. The execution and delivery by the Relevant Parties of the Loan Documents and Financing Statements, the borrowing of Loans and the issuance of Letters of Credit pursuant to the Credit Agreement and the grant by the Relevant Parties of security interests pursuant to the Security Agreement are within each Relevant Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. Each of the Loan Documents to which a Relevant Party is a party has been duly executed and delivered by such Relevant Party and constitutes a legal, valid and binding obligation of such Relevant Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          3. The transactions contemplated by the Loan Documents, the execution and delivery by the Relevant Parties of the Financing Statements and the grant by the Relevant Parties of

The Chase Manhattan Bank, as Administrative
     Agent and U.S. Collateral Agent
September 25, 1998
Page 3

security interests pursuant to the Security Agreement (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings of the Financing Statements in appropriate offices in order to perfect certain security interests granted under the Security Agreement, and (iii) filings with the Securities and Exchange Commission and with such other regulatory agencies and authorities as may be required by applicable law, (b) will not violate any law or regulation material to the conduct of the business of the applicable Relevant Party or the charter, by-laws or other organizational documents of any Relevant Party or any of its Subsidiaries or any order of any Governmental Authority, (c) except with respect to such defaults and rights as are subject to any consent, waiver or amendment which has been obtained or made and is in full force and effect and is listed on
Schedule 1 hereto, will not violate or result in a default or give rise to the right to accelerate or require the prepayment, repurchase or redemption of any obligation under any indenture, agreement or other instrument listed on Exhibit
                                                                        -------
D hereto, and (d) will not result in the creation or imposition of any Lien on
-
any asset of any Relevant Party or any of its Subsidiaries, other than the Liens in favor of the U.S. Collateral Agent, for the benefit of the Secured Parties, contemplated by the Security Agreement.

          4. To our knowledge, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or threatened against or affecting any Relevant Party or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any Loan Document or the transactions contemplated thereby, the execution and delivery by the Relevant Parties of the Financing Statements or the grant by the Relevant Parties of security interests pursuant to the Security Agreement.

          5. None of the Relevant Parties nor any of its,Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          6. (a) None of the Relevant Parties nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

               (b) None of the transactions contemplated by the Loan Documents (including without limitation the use of the proceeds under the Agreement), the execution and delivery by the Relevant Parties of the Financing Statements or the grant by the Relevant Parties of security interests pursuant to the Security Agreement will result in a violation of the provisions of the Regulations of the Board, including, without limitation, Regulation U or X thereof.

The Chase Manhattan Bank, as Administrative
       Agent and U.S. Collateral Agent
September 25, 1998
Page 4


          7. Assuming in every case that all filing fees required to be paid in respect to the execution, recording or filing of the Agreement, the Security Agreement, the other Loan Documents and the Financing Statements are paid, the filing of the Financing Statements in the Filing Offices is sufficient to perfect under the Uniform Commercial Code as enacted in Pennsylvania and New York (the"UCC") a security interest in such personal property of the Relevant Parties described therein with respect to, and to the extent to which a security interest may be perfected under the UCC by filing a Financing Statement in such Filing Office.

          The opinions expressed in this letter are subject to the following qualifications:

               a. A security interest, in after-acquired property is only perfected when the debtor has obtained rights in the collateral.

               b. We express no opinion as to, and our opinion is limited by, the effect of non-compliance with, the Assignment of Claims Act.

               c. No opinion is given as to any provision in the Agreement or any Loan Document that purports to:

                    (1) Define, waive or set standards for good faith, reasonableness, commercial reasonableness, fair dealing, diligence or the like;

                    (2) Provide the right to exercise remedies upon the happening of a non-material breach of the Agreement or any other Loan Document (including material breaches of non-material provisions thereof);

                    (3) Govern the election of remedies or provide that remedies are cumulative;

                    (4) Authorize any party to the Loan Documents to use force or cause a breach of the peace in enforcing the rights or remedies;

                    (5) Release, exculpate or exempt a party from or require indemnification of a party for, liability for its own action or inaction or provide any indemnity or hold harmless to the extent such indemnity or hold harmless is with respect to any activity contrary to public policy;

                    (6) Require the payment or reimbursement of any fee, cost, expense or other item that is unreasonable in nature or amount; or

The Chase Manhattan Bank, as Administrative
     Agent and U.S. Collateral Agent
September 25, 1998
Page 5


                         (7)  Waive or restrict the right to a jury trial,
specify a means for service of process, select venue or consent to personal jurisdiction.

                    d. The rights of the Agent and the other banks party to the Loan Documents ("Banks") under the Agreement and other Loan Documents are subject to the requirement that the Banks act reasonably and in good faith and, in connection with collateral, in a commercially reasonable manner. The rights of the Banks are further subject to any requirements of fair dealing and conscionability.

                    e. We express no opinion as to the priority of any security interest in, or the quality of title in, any property. In addition, the priority of security interests perfected under the UCC or other applicable law may be affected by the rules of priority established under federal laws, such as laws applicable to federal tax liens, liens of the Pension Benefit Guaranty Corporation and bankruptcy.

                    f. The priority of security interests in a debtor's after-acquired property may be affected by the creation of purchase money security interests therein.

                    g. In the case of property in which the Relevant Parties acquire rights after the date hereof, Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

                    h. We have assumed that the Banks shall not charge, accrue or collect interest at a rate in excess of that permitted by applicable law.

                    i. The enforceability of the Loan Documents may be limited by deficiency judgment laws, other laws restricting or setting forth the rights and remedies of a secured party or lienor in enforcing its interests in and disposing of collateral, and the manner and order in which the Banks seek to exercise their rights under the Loan Documents.

                    j. No opinion is given with respect to any waivers to the extent such waivers may be limited by Section 9-501(c) of the U.C.C. or to the extent such waivers purport to waive the duties of the secured party under Sections 9-207(a) and (c) of the U.C.C.

                    k. No opinion is given with respect to the enforceability of any provision of any Loan Document that purports to preclude modification of any Loan Document through conduct, custom or course of performance, action or dealing.

               We also call to your attention the following limitations on the foregoing opinion:

The Chase Manhattan Bank, as Administrative
     Agent and U.S. Collateral Agent
September 25, 1998
Page 6


               (i) A financing statement will be effective to perfect a security interest for no longer than five years except in extremely limited circumstances.

               (ii) A security interest may become unperfected by various actions of the debtor including, but not limited to, the opening or closing of a place of business within a particular state, a change of location of the collateral to another county and the change of name, identity or corporate structure of the debtor.

               (iii) The perfection of a security interest in proceeds (as defined in the UCC) of collateral is governed and restricted by UCC Section 9-306.

               (iv) Although the filing of a financing statement will perfect a security interest in chattel paper and negotiable documents, the perfected security interest is subject to the rights of subsequent holders of purchasers (including secured parties) without actual knowledge of the security interests.

               (v) Buyers and purchasers of the Collateral may, in certain circumstances, acquire the Collateral free of Banks' security interests.

               (vi) Persons who provide materials or services with respect to the Collateral may obtain senior liens on the Collateral in certain circumstances.

               This opinion is rendered to you in connection with the Agreement and may be relied on by you, the Banks, and their respective successors and assigns as provided in the Agreement, only in connection therewith. No other person may rely on this opinion. This opinion may not be quoted by you or any other person without the prior written consent of this firm.

               Our rendering of this opinion to you does not obligate us to render any further opinion to you or to update this opinion at any time in the future.

                                             Very truly yours,



                                             Pepper Hamilton LLP

                                   EXHIBIT D


          1. $10,000,000 Uncommitted Loan Facility Agreement dated June 6, 1997, between Unisource Worldwide, Inc., and SunTrust Bank, Atlanta

          2. Participation Agreement dated as of November 8, 1994, among Unisource Worldwide, Inc. and AOP, Inc., Alco Standard Corporations, PPI SPV, L.P., Pitcairn SPV, Inc. and Trust Company Bank

          3. Lease and Development Agreement dated as of November 8, 1994, between PPI SPV, L.P., as Lessor, and Unisource Worldwide, Inc., as Lessee

          4. Continuing Guaranty dated July 17, 1997 of Unisource Worldwide, Inc. in favor of Bank of America National Trust and Savings Association, guaranteeing the obligations of Unisource Distribuidora, S.A. de C.V., Unisource del Bajio y Occidente, S.A. de C.V., Unisource del Noreste, S.A. de C.V. and Unisource del Centro, S.A. de C.V. to Bank of America National Trust and Savings Association under a certain agreement relating to a $10,000,000 credit facility, dated July 16, 1997.

          5. NationsBank Irrevocable Letter of Credit No. 41130 for $5,781,986.30 in favor of Alco Standard Corporation pursuant to that certain Trust Indenture dated as of November 15, 1994 between the County of Franklin, Ohio and Norwest Bank Minnesota, National Association.

          6. Loan Agreement between County of Franklin, Ohio and Alco Standard Corporation, Dated as of November 15, 1994, pursuant to that certain Trust Indenture dated as of November 15, 1994 between the County of Franklin, Ohio and Norwest Bank Minnesota, National Association.

          7. Reimbursement Agreement between Alco Standard Corporation and NationsBank of North Carolina, N.A., dated as of November 30, 1994 pursuant to that certain Trust Indenture dated as of November 15, 1994 between the County of Franklin, Ohio and Norwest Bank Minnesota, National Association.

          8. SunTrust Letter of Credit F500716 for an amount not exceeding $3,565,000, for in favor of Paper Corporation of America and Alco Standard Corporation, pursuant to a Letter of Credit Agreement dated as of June 1, 1991 among Paper Corporation of America, Alco Standard Corporation and Trust Company Bank.

          9. Swap Agreements dated September 23, 1996 and September 12, 1996 between Unisource Worldwide, Inc. and NationsBank, N.A. pursuant to a Master Agreement dated as of September 10, 1996.

          10. Swap Agreements dated October 17, 1996 and November 27, 1997 between Unisource Worldwide, Inc. and Bank of America National Trust and Savings Association pursuant to a Master Agreement dated as of October 10, 1996.

          11. Swap Agreement between Unisource Worldwide, Inc. and Deutsche Bank Aktiengesellschaft pursuant to a Letter Agreement dated October 10, 1996.

          12. Master Swap Agreement between Unisource Worldwide, Inc. and Lehman Brothers Inc. dated as of September 11, 1996.

          13. Swap Agreement dated June 30, 1997 between Unisource Worldwide, Inc. and Royal Bank of Canada, pursuant to a Confirmation Agreement of even date therewith.

          14. Swap Agreement dated September 23, 1996 between Unisource Worldwide, Inc. and The Chase Manhattan Bank, pursuant to a Master Agreement dated as of even date therewith.

                                                                     EXHIBIT B-2




UNISOURCE                                                     September 25, 1998


          To each of the Lenders party to the
          Credit Agreement dated as of
          September 25, 1998 among
          Unisource Worldwide, Inc.,
          Unisource Capital Corporation,
          Unisource Canada, Inc., the
          Lenders party thereto, The Chase
          Manhattan Bank, as Administrative
          Agent and U.S. Collateral Agent, The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and Toronto Dominion (Texas) Inc., as Documentation Agent

          Ladies and Gentlemen:

[logo          This opinion is furnished to you pursuant to Section 4.01 (b) of
appears   the Amended and Restated Credit Agreement, dated as of September 25, here] 1998 (the "Credit Agreement"), among Unisource Worldwide, Inc., a Delaware corporation, Unisource Capital Corporation, a Delaware corporation, Unisource Canada, Inc., a Canadian corporation (the "Company"), the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent and U.S. Collateral Agent. The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and Toronto Dominion (Texas) Inc., as Documentation Agent. Except as otherwise defined herein, terms defined in the Amended and Restated Credit Agreement are used herein as therein defined.

               I have acted as Canadian Counsel on behalf of the Company relating to the Credit Agreement. In this connection I have examined the following, namely:

               (a) executed copies of the Credit Agreement, the Indemnity, Subrogation and Contribution Agreement, the Security Agreement, the Bank Act Security and the Quebec Hypothec (together, the "Agreements");

               (b) the resolution of the Board of Directors of the Company dated September 24, 1998;

               (c) the minutes of the meetings of directors and of shareholders of the Company, the shareholders' register and all such laws and regulations of Canada and Ontario as may be relevant to the Agreements; and

               (d) all such other agreements, documents, instruments and matters as I have considered necessary or desirable in order to express the opinion hereinafter set forth.

Based upon the foregoing and subject to the qualifications and assumptions mentioned below, I am of the opinion that with respect to the Company:

     (1) It is a body corporate duty organized and validly existing under the laws of Canada;

     (2) It has the power to execute and deliver the Agreements, to perform its obligations under each of the Agreements and to grant the security interests and Liens contemplated by the Agreements and has taken all necessary action to authorize such execution and delivery and performance of such obligations and grant of such security interests and Liens;

     (3) Its execution and delivery of each of the Agreements and its performance of its obligations under each of the Agreements and each transaction thereunder and its grants of the security interests and Liens contemplated thereunder do not contravene any provision of its
[Logo     charter or by-laws or any law, regulation, rule, decree, order,
appears   judgment or, to the best of my knowledge, contractual restriction
here]     binding on or affecting it or its undertakings, properties or assets;


     (4) all consents, authorizations, and approvals requisite for its due execution and delivery of each of the Agreements (other than the Quebec Hypothec and the Bank Act Security) or the performance of its obligations under each of the Agreements (other than the Quebec Hypothec and the Bank Act Security) and each transaction thereunder or its grants of the security interests and Liens contemplated thereunder have been obtained and remain in full force and effect and all conditions thereof have been and will be duly complied with and no other action by, and no notice to or filing with, any governmental, judicial or regulatory authority or body is required for such execution, delivery or performance or grant, except filing of a financing statement (the "Financing Statement") pursuant to the Personal Property Security Act (Ontario) (the "PPSA") in order to perfect the security interests granted under the Security Agreement which are located in the Province of Ontario;

     (5) each of the Agreements has been duly executed and delivered and each of the Agreements and each transaction thereunder is and will be its valid and legally binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles, if the laws of Ontario are applied, subject to the laws of the state of New York (in the case of the Credit Agreement and the Indemnity, Subrogation and Contribution Agreement), upon which I express the opinion;

       (6) to the best of my knowledge, the ultimate determination of any action, suit or proceeding pending or threatened against it at law or in equity, or before any court, tribunal, arbitrators, governmental body, agency or official, will not materially impair its ability to perform, or render it unable to perform any of its obligations under any of the Agreements or any Transaction thereunder and there is no such proceeding which purports to affect the legality, validity or enforceability of any of the Agreements or the Transactions, and

       (7)       the provisions of the Security Agreement are effective to
                 create in favour of the Canadian Collateral Agent a valid
                 security interest in such of the Collateral (as defined in the
                 Security Agreement) as constitutes "accounts", documents of title, "inventory" and "proceeds" within the meaning of the
                 PPSA (such of the Collateral being hereinafter referred to as the "Specified Collateral"), to the extent that the creation of security interests in the Specified Collateral is governed by the laws of the Province of Ontario. Upon the filing of the
                 Financing Statement and the payment of any requisite filing fees, the security interest granted to the Collateral Agent in
[Logo            the Specified Collateral will be perfected, to the extent
appears          perfection may be accomplished by filing of financing
here]            statements under the PPSA.

            I am qualified to practice law in the Province of Ontario and I express no opinion as to the laws of any other jurisdiction.

            The foregoing opinions are subject to the following assumptions and qualifications:

            (a) I have assumed the genuineness of all signatures (whether on originals or copies of documents), the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as notarial, conformed, photostatic or telecopied copies thereof and the authenticity of the originals of such documents;

            (b) I have assumed that each of the Agreements is a legal, valid and binding obligation of, and is enforceable in accordance with its terms against, each of the parties thereto, other than the Company.

            (c) the enforceability of each of the Agreements and the rights and remedies set out therein may be limited by the obligation to act in a reasonable manner and in good faith, and no opinion is given as to any specific remedy that may be granted, imposed or rendered (including equitable remedies such as those of specific performance and injunction);

            (d) the enforcement of each of the Agreements is subject to the discretion of a court of competent jurisdiction to impose restrictions on the rights of creditors to enforce immediate payment of amounts stated to be payable on demand;

               (e) a court may not treat as conclusive those certificates and determinations which any of the Agreements states are to be so treated;

               (f) the ability to recover or claim for certain costs or expenses may be subject to judicial discretion;

               (g) any requirement in any of the Agreements that interest be paid at a higher rate after default than before default may not be enforceable;

               (h) any requirement that interest (including all fees and costs of borrowing) be paid at a rate in excess of 60% per annum may contravene Section 347 of the Criminal Code (Canada) and may not be enforceable;

               (i) the sale or assignment of any debt due by the Crown in Right of Canada or Her Majesty in Right of any province may be restricted or prohibited or unenforceable, and any grant of security interest or Lien in respect thereof may be restricted, prohibited or unenforceable; and

               (j)  the priority of security interests may be affected by rules of priority outside of the scheme of the PPSA, and I express no opinion as to the priority of the security interests created as contemplated pursuant to the Agreements.
[LOGO
APPEARS        The opinions expressed herein are provided solely for the benefit
HERE] of the addressees in connection with the transaction described above. This opinion letter may not be relied upon by or disclosed to anyone else (other than proper assignees of the Lenders) or used for any other purpose, without my prior written consent.

                                             Yours truly,




                                             Patricia E. Armstrong
                                             General Counsel

          PEA.jal

                                                                     EXHIBIT B-3




September __, 1998


THE TORONTO-DOMINION BANK
as Canadian Agent and Canadian Collateral
Agent under the Credit Agreement (as defined below). Commercial Banking Center
1 King Street West and Yonge
Toronto, Ontario
MSH 1A1

-and to-

Each Person that is or may from
time to time be a Lender under
the Credit Agreement (as defined
below)

-and to-

McMillan Binch
Barristers and Solicitors
Royal Bank Plaza, South Tower
Suite 3800
Toronto, Ontario
M5J 2J7

-and to-

Cravath, Swaine & Moore
worldwide Plaza
825 Eighth Avenue
New York, New York
U.S.A. 10019-7475

          RE: QUEBEC SECURITY BY UNISOURCE CANADA, INC.
          ---------------------------------------------

We have acted as special Quebec counsel on half of Unisource Canada, Inc. ("Unisource) in connection with the execution and delivery documents hereinafter described in favor of The Toronto-Dominion Bank ("TD"), Bank of Montreal ("BM"), Canadian Imperial Bank of Commerce ("CIBC") and Royal Bank of Canada ("RBC") (TD, BM, CIBC and RBC, collectively the "LENDERS") relating to the provision by the Lenders of a credit facility pursuant to a credit agreement made as of September __, 1998 among Unisource, the Lenders and others (the "CREDIT AGREEMENT").

Each capitalized term used but not defined in this opinion letter has the meaning set forth in the Quebec Documents.

A.   EXAMINATIONS
-----------------

In connection with this transaction, we have examined originally executed copies or telecopied copies of each of the following documents:

1. a deed of movable hypothec dated September __, 1998, by Unisource, as grantor, in favour of the Lenders, as creditors, hypothecating the Collateral (as defined therein) for a principal amount of Cdn $200,000,000.00 as security for various obligations of Unisource to the Lenders (the "HYPOTHEC");

2. a Notice of Intention dated as of September 18, 1998 signed by Unisource and whereby Unisource has given notice of its intention to give security to TD under Section 427 of the Bank Act (Canada); (the "TD NOTICE OF INTENTION")

3. the Agreement as to Loans and Advances and the Security for such Loans and Advances dated September __, 1998 signed by Unisource in favour of TD
     (the "TD AGREEMENT AS TO LOANS AND ADVANCES");

4. the Application for Credit and Promise to give Security under Section 427 of the Bank Act (Canada) and Warehouse Receipts and/or Bills of Landing dated September __, 1998 executed by Unisource in favour of TD (the "TD APPLICATION FOR CREDIT");

5. the Assignment under Section 427 of the Bank Act (Canada) dated September __, 1998 in favour of TD (the "TD ASSIGNMENT UNDER SECTION 427");

6. a Notice of Intention dated as of September 18, 1998 signed by Unisource and whereby Unisource has given notice of its intention to give security to BM under Section 427 of the Bank Act (Canada); (the "BM NOTICE OF INTENTION")

7. the Agreement as to Loans and Advances and the Security for such Loans and Advances dated September __, 1998 signed by Unisource in favour of BM (the "BM AGREEMENT AS TO LOANS AND ADVANCES");

8. the Application for Credit and Promise to give Security under Section 427 of the Bank Act (Canada) and Warehouse Receipts and/or Bills of Landing dated September __, 1998 executed by Unisource in favour of BM (the "BM APPLICATION FOR CREDIT");

9. the Assignment under Section 427 of the Bank Act (Canada) dated September __, 1998 in favour of BM (the "BM ASSIGNMENT UNDER SECTION 427");

10. a Notice of Intention dated as of September 18, 1998 signed by Unisource and whereby Unisource has given notice of its intention to give security to CIBC under Section 427 of the Bank Act (Canada); (the "CIBC NOTICE OF INTENTION");

11. the Agreement as to Loans and Advances and the Security for such Loans and Advances dated September __, 1998 signed by Unisource in favour of CIBC (the "CIBC AGREEMENT AS TO LOANS AND ADVANCES");

12. the Application for Credit and Promise to give Security under Section 427 of the Bank Act (Canada) and Warehouse Receipts and/or Bills of Landing dated September __, 1998 executed by Unisource in favour of CIBC (the "CIBC APPLICATION FOR CREDIT");

13. the Assignment under Section 427 of the Bank Act (Canada) dated September __, 1998 in favour of CIBC (the "CIBC ASSIGNMENT UNDER SECTION 427");

14. a Notice of Intention dated as of September 18, 1998 signed by Unisource and whereby Unisource has given notice of its intention to give security to RBC under Section 427 of the Bank Act (Canada); (the "RBC NOTICE OF INTENTION")

15. the Agreement as to Loans and Advances and the Security for such Loans and Advances dated September __, 1998 signed by Unisource in favour of RBC (the "RBC AGREEMENT AS TO LOANS AND ADVANCES");

16. the Application for Credit and Promise to give Security under Section 427 of the Bank Act (Canada) and Warehouse Receipts and/or Bills of Landing dated September __, 1998 executed by Unisource in favour of RBC (the "RBC APPLICATION FOR CREDIT"); and

17. the Assignment under Section 427 of the Bank Act (Canada) dated September __, 1998 in favour of RBC (the "RBC ASSIGNMENT UNDER SECTION 427").

The TD Notice of Intention, the BM Notice of Intention, the CIBC Notice of Intention and the RBC Notice of Intention are hereinafter collectively referred to as the "Notices of Intention". The TD Assignment under Section 427, the BM Assignment under Section 427, the CIBC Assignment under Section 427 and the RBC Assignment under Section 427 are hereinafter collectively referred to as the "Assignments under Section 427". The Notices of Intention, the Assignments under Section 427, the TD Agreement as to Loans and Advances, the TD Application for Credit, the BM Agreement as to Loans and Advances, the BM Application for Credit, the CIBC Agreement as to Loans and Advances, the CIBC Application for Credit, the RBC Agreement as to Loans and Advances and the RBC Application for Credit are hereinafter collectively referred to as the "Bank Act Security". The Hypothec and the Bank Act Security are hereinafter collectively referred to as the "Quebec Documents" and each individually may be referred to as a "Quebec Document".

We have also examined such documents and public records and have made such further investigations, searches and inquiries as we have deemed necessary for the opinions expressed herein and we have considered such questions of law, as we have considered relevant and necessary as the basis for the opinions hereinafter expressed. In connection with our opinion in paragraph 20(i) below, we have also relied with your permission, without any independent verification or investigation as to the accuracy of the facts stated therein, upon a certificate of an officer of Unisource, a copy of which is attached hereto in Schedule A, which provides that the principal place of business of Unisource is
----------
located in Richmond Hill, Ontario.

B.   ASSUMPTIONS
----------------

For the purposes of the opinions expressed herein, we have assumed without independent verification or investigation:

a. the genuineness of all signatures of all parties and the legal capacity of all individuals;

b. the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photostatic or electronically transmitted copies of facsimiles thereof and the authenticity of the originals of such certified, photostatic or electronically transmitted copies or facsimiles;

c. the accuracy, currency and completeness of the indices and filing systems maintained by the public offices and registries where we have searched or enquired or have caused searches or enquiries to be made and of the information and advice provided to us by appropriate government, regulatory or other like officials with respect to those matters referred to herein;

d. that Unisource (i) is a subsisting company under the laws of its jurisdiction of incorporation, (ii) has the corporate power and capacity to own its property and assets and to carry on its business as it is now being carried on by it, (iii) has the corporate power and capacity to execute and deliver each of the Quebec Documents and to exercise its rights and perform its obligations thereunder, (iv) has taken all necessary corporate action to authorize the execution and delivery of each of the Quebec Documents and the exercise of its rights and the performance of its obligations thereunder, and (v) has duly executed and delivered each of the Quebec Documents;

e. the Quebec Documents constitute legal, valid and binding obligations of, and are enforceable against, the Lenders, in accordance with their terms; and

f. that all of the obligations of Unisource which are secured by the Quebec Documents (other than obligations created under Quebec Documents) constitute legal, valid and binding obligations, under the laws governing such obligations, enforceable against Unisource according to their terms.

C.   OPINIONS
-------------

Based on and subject to the foregoing and the further assumptions and qualifications set out at the end of this opinion, we are of the opinion that, on the date hereof:

18. Each of the Quebec Documents constitutes a legal, valid and binding obligation of Unisource enforceable against it in accordance with its terms and the Hypothec creates, in favour of the Lenders, a valid and enforceable hypothec in the movable property of Unisource to the extent that the validity and enforceability of a hypothec on such property is governed by the Civil Code of Quebec;

19. Each of the Assignments under Section 427 validly vests in the Lender in favour of whom it is granted, in respect of the property therein described, present and future, of which Unisource is or becomes the owner, the same rights and powers as if such Lender had acquired a warehouse receipt or a bill of lading in which sum property was described, the whole to secure all present and future obligations of Unisource intended to be secured thereby pursuant to the terms thereof, including, without limitation, all present and future Obligations of Unisource arising out of the Credit Agreement in favour of such Lender;

20. No authorization of, or giving of notice to, or registration with any governmental body or authority of Canada or the Province of Quebec is required in connection with the execution, delivery and enforceability of the Quebec Documents or otherwise to ensure the effectiveness and validity (including, without limitation, as against third parties) of the security created pursuant to the Quebec Documents, save for the followings publications and filings, namely: (i) in respect of the hypothec created by the Hypothec, the publication of such hypothec in the Register of personal and movable real rights of the Province of Quebec (the "RPMR"), which publication was made by us, the particulars of which are set out in Schedule B, and (ii) in respect of the
                                    ----------
security constituted pursuant in Section 427 of the Bank Act (Canada) by virtue of the Bank Act Security, the filing of the Notices of Intention at the office of the Bank of Canada located in Toronto, Ontario, which publication was made by McMillian Binch, the particulars of which are set out in Schedule C:
                                                         ----------

21. The execution and delivery by Unisource of the Quebec Documents, and the performance of its obligations thereunder do not violate, result in a breach of or constitute a default under any statue or regulation of the Province of Quebec, or any federal statue or regulation of Canada applicable therein, which is binding on Unisource, or any of its property and assets in the Province of Quebec.

22.  Attached hereto as Schedule D is a report showing the results of the
                        ----------
searches conducted pursuant to the Civil Code of Quebec ("C.C.Q.") at the RPMR and pursuant to the Bank Act (Cananda) at the register of the Bank of Canada for the province of Ontario against Unisource as of the currency date indicated therein (which we note may not be the date of this opinion). Such statutes are the only statues of the Province of Quebec and the only federal statues of Canada applicable therein (other than the statues relating to hypothecs on intellectual property), where liens of the types expressed to be created by or under the Quebec Documents would ordinarily or customarily be the subject of a filing, registration or recording in order to create, preserve, perfect and protect the charges and liens expressed to be created thereby or thereunder. The only filings, registration or recordings against the current name of Unisource disclosed by such searches are set out in Schedule D.
                                          ----------

D. QUALIFICATIONS
-----------------

The opinions expressed above are subject to the following limitations and qualifications:

(a) no opinion is herein expressed with respect to the ownership of or title to any property, right, or interest owned or held or purported to be owned or held by Unisource comprised in the property hypothecated or otherwise encumbered under the Quebec Documents, or with respect to the priority or ranking of the rights of the Lenders under the Quebec Documents;

(b) any hypothec created under the Hypothec in respect of future property ranks from the time of its registration but after the vendor's hypothec, if any, created in the grantor's act of acquisition, provided it is published within fifteen (15) days after the sale;

(c) the enforceability and binding nature of each of the Quebec Documents and the rights and remedies set out therin or in any judgment arising out of, or in connection therewith, may be subject to and be affected by:

     i) applicable bankruptcy, insolvency, moratorium, winding-up, rearrangement, reorganization or other laws of general application affecting the rights, powers, privileges, remedies and/or interests of creditors generally; and

     ii) restrictions on the rights of creditors to enforce immediate payment of amounts stated to be payable on demand and the discretion available to the courts to decline to be bound by determinations of fact stated to be conclusive by the contracting parties;

(d) the enforceability of each of the Quebec Documents is subject to or may be affected by the general discretion of the courts to stay proceedings, to grant relief from the consequences of breach or non-payment, to refuse to grant equitable remedies and, in particular, specific performance and injunctive relief. By way of example, to the extent that the obligations of Unisource purport to be payable on demand, we point out that under doctrine and jurisprudence a reasonable time must be given to a debtor to perform any obligation, having regard to the nature thereof and the circumstances; as well, pursuant to Articles 6, 7 and 1375 of the C.C.Q. the parties must conduct themselves in good faith both at the time the obligation is created and at the time it is performed or extinguished and may not exercise their rights with the intent of injuring another or in an excessive or unreasonable manner which is contrary to the requirements of good faith. Moreover, the enforceability under the laws of the Province of Quebec of any provisions of any of the Quebec Documents is subject to the court to decline to enforce an obligation on the basis of default deemed technical or immaterial by the court, and court decisions may limit the rights of secured creditors to forcibly realize on the security without appropriate judicial proceedings.

(e) any of the provisions of the Quebec Documents which entitle the Lenders to accelerate any indebtedness following the occurrence of an "Event of Default" (as defined in the Quebec Documents) may be limited by the provisions of Article 2761 of the C.C.Q. which permit the debtor or other interested persons to defeat the exercise of a creditor's hypothecary rights by remedying the omission or breach set forth in the prior notice relating to the exercise of such creditor's hypothecary rights and by paying the costs incurred;

(f) no opinion is herein expressed as to the enforceability of any provision of any of the Quebec Documents which provides that in the event of conflict, the provisions of one or another agreement shall prevail;

(g) no opinion is herein expressed as to the enforceability of those provisions of any of the Quebec Documents which purport to allow the severance of invalid, illegal or unenforceable provisions or to restrict their effects;

(h) no opinion is herein expressed as to the enforceability of any provisions of any of the Quebec Documents which suggest or provide that modifications, amendments or waivers that are not in writing will not be effective.

(i) any requirement that interest (including all fees and costs of borrowing) be paid at a rate in excess of 60% per annum may contravene Section 347 of the Criminal Code (Canada) and may not be enforceable.

(j) no opinion is herein expressed as to the enforceability of the provisions of any of the Quebec Documents pursuant to which any party purports to waive the application or effect of provisions of law which are mandatory or of public order, including, without restricting the generality of the foregoing, public order provisions of the C.C.Q. dealing with the administration of the property of others or mandate generally;

(k) no opinion is herein expressed as to the legality, validity, binding nature and enforceability of the irrevocability of any mandate, power of attorney or proxy in any of the Quebec Documents, which mandate, power of attorney or proxy is not given for a determinate term or to ensure the performance of a special obligation;

(l) no opinion is herein expressed as to the legality, validity, binding nature and enforceability of those provisions, if any, of any of the Quebec Documents by which Unisource binds itself to waive any right to revoke a mandate, power of attorney or proxy or not to defend any action brought against it by any of the Lenders;

(m) limitations on the liability of a representative of the Lenders, including, without limitation, an agent, receiver or receiver and manager, and provisions constituting or deeming the actions of a representative of the Lenders appointed under any of the Quebec Documents to be actions of an attorney or agent of, or otherwise of or on behalf of, any other party thereto, may be limited by a court and may not be enforceable;

(n) without restricting the generality of the foregoing, no opinion is herein expressed as to the legality, validity, binding nature and enforceability of any provisions of the Quebec Documents purporting to exclude or limit the liability of any party or any agent thereof for bodily or moral injury (for example, including, but not limited to, damage to reputation) caused to another, in contravention of article 1474 C.C.Q.;

(o) no opinion is herein expressed as to the enforceability of the Quebec Documents in respect of any books of account, titles of debt and other papers in the possession of the grantor, and agreements, leases, debts, licenses, permits, quotas, approvals or other rights which by their terms or pursuant to law are not assignable or may not be hypothecated;

(p) a hypothec on shares of the share capital of a legal person subsists on the shares or other securities received or issued on the purchase, redemption, conversion or cancellation or any other transformation of the hypothecated shares, provided the registration of the hypothec is renewed against the shares or other securities received or issued, as required by article 2677 of the C.C.Q.;

(q) the only cost and expenses secured by the hypothecs created by the Quebec documents are the legitimate costs incurred for recovering or conserving the hypothecated property under the Quebec Documents;

(r) the registration of the hypothec created in virtue of the Hypothec preserves, in favor of the Lenders, the same rank for interest due for the current year and the three (3) preceding years as for the capital, under
     Article 2959 of the C.C.Q.; under Article 2960 C.C.Q.; the Lenders have a hypothec for the surplus of interest due from the time of registration of a notice setting forth the amount claimed.

(s) pursuant to article 2676 of the C.C.Q., the hypothecation of a universality of claims does not extend to: (i) new debts resulting from the sale of the other property of the grantor made by a third person exercising his rights; or (ii) claims under an insurance contract on property of such grantor other than property hypothecated pursuant to such hypothecation;

(t) no opinion is herein expressed as to the legality, validity, binding nature or enforceability of the hypothec contained in the Hypothec as to tangible property not legally situated in the Province of Quebec or as to any property purportedly hypothecated under the Hypothec, but owned by a person or entity other than Unisource;

(u) under the rules of the Province of Quebec pertaining to conflict of laws and more specifically, Article 3105 of the C.C.Q., the validity of movable security and its publication and its effects in respect of corporeal movable property ordinarily used in more than one jurisdiction and incorporeal movable property (e.g. claims, contractual rights) are governed by the laws of the jurisdiction in which the grantor of such security has its domicile;

(v) no opinion is herein expressed as to the enforceability or perfection of any hypothec pursuant to the Hypothec in trademarks, trade names, copyrights, patents, industrial designs or other intellectual property;

(w) to the extent that Unisource now or at any time in the future becomes creditor of (i) a debt due by, or (ii) a chose in action in respect of which there is a right of recovery enforceable by action against, the Crown in Right of Canada, the hypothecs thereby created on such debt or chose in action may not be enforceable against the Crown under the provisions of the Financial Administration Act (Canada);

(x) to the extent that Unisource now or at any time in the future becomes creditor of any amount owing by Her Majesty in right of the Province of Quebec in respect of a fiscal law (as that term is defined in An act respecting the Ministere du Revenu (Quebec)), the hypothecs thereby created on such amount may not be enforceable against Her Majesty in the right of the Province of Quebec under the provisions of An act respecting the Ministere du Revenu (Quebec);

(y) subsections 224(1.2) and 227(4) of the Income Tax Act (Canada) and 317(3) of the Excise Tax Act (Canada) provide that in certain circumstances specified therein, where the Minister of National Revenue has knowledge or suspects that a particular person is or will become liable to make a payment to a secured creditor who has a right to receive a payment that, but for a security interest in favour of the secured creditor, would be payable to a tax debtor, the Minister may require the particular person to pay the monies otherwise payable to the secured creditor to the Receiver General of Canada. A similar provision exists in favour of the Minister of Revenue of Quebec under the Act respecting the Ministere du Revenu (Quebec);

(z) a hypothec is merely an accessory right, and subsists only as long as the obligation whose performance it secures continues to exist, in accordance with Article 2661 of the C.C.Q.;

(aa) no opinion is herein expressed as to the enforceability of any assignment or hypothec created under the Quebec Documents on rights resulting from a contract of insurance until the insurer has received notice thereof;

(ab) pursuant to article 2497 of the C.C.Q., indemnities due to an insured are apportioned among prior creditors holding hypothecs on the damaged property, according to their rank and without express delegation, upon mere notice and proof by them. However, payments made in good faith, before notice by such creditors, discharge the insurer;

(ac) no opinion is herein expressed as to the enforceability of any hypothec under the Hypothec on a claim held by Unisource, where the claim is itself secured by a registered hypothec against the property of the debtor of such claim, unless such hypothec is registered against such claim;

(ad) a hypothec under the Hypothec on any claim held by Unisource may not be set up against the debtor or the guarantor of such claim until that debtor or, that guarantor, as the case may be, of such claim has received evidence of, or has acquiesced in, such hypothec;

(ae) with respect to claims, rents, accounts or other fruit and revenues produced by hypothecated property which Unisource is authorized to collect under the Hypothec, in order for the Lenders to withdraw such authorization, Unisource and the debtors of the hypothecated claims, rents, accounts and other fruit and revenues must be notified of such withdrawal of such authority and it must be registered in the appropriate register;

(af) the exercise by any of the Lenders of any hypothecary rights pursuant to the Hypothec is subject to the filing of a prior notice at the registry office, together with evidence of said notice having been served on Unisource, as the case may be, and on any other person against whom any of the Lenders intends to exercise its rights, all as provided in article 2757 (et seq.) of the C.C.Q.;

(ag) notwithstanding any provision of the Hypothec to the contrary, the only hypothecary rights which the Lenders have in connection with the enforcement and realization of the hypothecs are those set forth in Chapter V of Title III of Book VI of the C.C.Q., in addition to their personal rights of action and the provisional measures provided in the Code of Civil Procedure (Quebec);

(ah) the hypothec upon property hypothecated under the Hypothec represented by a bill of lading or other negotiable instrument or upon claims may be set up against the creditors of Unisource from the time the creditor gives value, provided it is registered within the following ten (10) days;

(ai) no opinion is herein expressed as to the enforceability of a hypothec (under the Hypothec) that is registered under the name of Unisource, upon movable property forming part of the property when such movable property is alienated other than in the ordinary course of business of Unisource, unless such hypothec is preserved by filing a notice of preservation of hypothec in the RPMR, within fifteen (15) days after the Lenders are informed in writing of the transfer of such movable property and the name of the purchaser, or after each Lender consents in writing to the transfer;

(aj) to the extent any provision of any of the Quebec Documents constitutes an indemnity contemplated by article 2762 of the C.C.Q., such article provides that the creditor, having given prior notice of the exercise of a hypothecary right is not entitled to demand any indemnity from the debtor except interest owing and costs;

(ak) the alienation in the ordinary course of business of movable property hypothecated under the Hypothec discharges such property so alienated from the hypothecs created pursuant thereto. Pursuant to article 2674 of the C.C.Q., a hypothec on a universality of property subsists but extends to any property of the same nature which replaces property that has been alienated in the ordinary course of business of an enterprise. A hypothec on an individual property alienated in the ordinary course of business of an enterprise extends to property that replaces it, by the registration of a notice identifying the new property. If no property replaces the alienated property, the hypothec subsists but extends only to the proceeds of the alienation, provided that they may be identified;

(al) should a present or future movable asset of Unisource, which is purported to be hypothecated under the Hypothec be transferred, mixed or combined with the movable property of a third party so as to form a new movable, the appropriate Hypothec, as the case may be, would have to be registered against such resulting new movable in accordance with the provisions of article 2953 of the C.C.Q.;

(am) a movable hypothec is extinguished on the Date d'extreme effet specified in the certified statement of its registration which can be no later than ten
     (10) years after the date of its registration or the registration of a notice giving it effect or renewing it; furthermore, the validity of each of the assignments made pursuant to the Assignments under Section 427 and to the Bank Act Security beyond the five year period from the date of registration of each of the Notices of Intention is subject to all appropriate action which may be required to maintain in effect the registration of each of the Notices of Intention, respectively, with the Bank of Canada beyond such period;

(an) with respect to any assignment of a claim secured by the Hypothec to a person other than a Lender currently named in the Hypothec, Article 3003 of the C.C.Q. states that where a hypothec is acquired by subrogation or assignment, publication of the subrogation or assignment is made at the registry office where the immovable hypothec was published or, in the case of a movable hypothec, in the RPMR. A certified statement of registration in the appropriate register shall be furnished to the debtor. If these formalities are not observed, the subrogation or assignment may not be set up against a subsequent assignee who has observed them; and

(ao) no opinion is herein expressed as to the legality, validity and enforceability of the Hypothec to the extent it secures or purports to secure payment of notes, bonds or other titles of indebtedness in a manner contrary to Article 2692 of the C.C.Q.; and

(ap) the Currency Act (Canada) precludes a court in Canada from giving a judgment in any currency other than Canadian currency.

We draw to your attention that it is the responsibility of the Lenders to make appropriate diary entries to ensure that all required renewals mentioned above are made in a timely manner. We assume no responsibility for the failure to make any such renewals as and when required.

We are qualified to practice law only in the Province of Quebec and do not purport to express any opinion concerning the laws of any other jurisdiction other than the laws of the Province of Quebec and the federal laws of Canada applicable therein. The opinions expressed herein relate only to the laws of the Province of Quebec and the federal laws of Canada applicable therein at the date hereof.

This opinion is provided solely for the benefit of each addressee of this opinion, and is not to be relied upon for any purpose other than in connection with the transactions described herein. It should not and may not be relied upon by any other person or for any other purpose.

Yours truly,

                                  SCHEDULE B
                                  ----------

                              REGISTRATION REPORT

1. We have conducted, subject to the limitations mentioned in this opinion, a search for encumbrances on movable property registered in the Province of Quebec against Unisource Canada, Inc. in the Register of Personal and Movable Real Rights of the Province of Quebec (the "RPMR"). We have also caused to be conducted, subject to the limitations mentioned in this opinion, a search for encumbrances registered in the Bank Act Security Register for the province of Ontario (the "BAR") against Unisource Canada, Inc.

2. The search results reported herein are based upon computer printouts and indices, the accuracy of which we have not independently verified. We cannot, and do not, render any opinion whatsoever with respect to the accuracy, currency or completeness of the indices and filing systems maintained by the offices of the public records and registries where we have searched or enquired. Therefore, the search results referred to herein are not conclusive as to the absence of other entries and/or security interests on the movable property of Unisource. Moreover, we express no opinion as to the existence or inexistence of any registrations, encumbrances, charges, hypothecs, security interests, liens, prior claims, claims under any trust deed or deed of trust, proceedings or other interests (being collectively hereinafter referred to as the "Encumbrances") affecting the movable property of Unisource, including, without limitation, any such Emcumbrances of a claimant under non-consensual or unregistered hypothecs of claims or under hypothecs or claims created or imposed by statute or by law which need not be registered.

3. Subject to the foregoing, we report that our search of movable security registered in the RPMR, revealed, as at ____ p.m. on September ____ , 1998, the registrations listed below:

     i.   Registration no: 94-0085374-0001

          Nature of charge: legal hypothec

          Grantor: Unisource Canada, Inc.

          Holder: Alexis Nihon Corporation

          Subject matter: the universality of all movable property, present or future, located in premises at 555, Montee-de-Liesse, Saint-Laurent

          Amount: $1,627,281

          (Former landlord privilege)

     ii.  Registration no: 94-0075282-0003

          Nature: legal hypothec

          Grantor: Unisource Canada, Inc.

          Holder: Alexis Nihon (C.D.L.) Inc.

          Subject matter: the universality of all moveable property, present to future, located in premises at 555, Montee-de-Liesse, Saint Laurent.

          Amount: $1,627,281

          (Former landlord privilege)

     iii. Registration no: 97-0011314-0001

          Nature: Rights resulting from a lease

          Grantor: Lessee, being Unisource Canada, Inc.

          Holder: Lessor, being Imation Canada Inc.

          Subject matter: a "developpeuse" Color-key III, model 2425,serial no:
          101285

          This property is located in the premises of Vision Graph at 9851 Parkway Boulevard, City of Anjou, Quebec. The Lease is a term of 24 months.

     iv.  Registration no: 96-0066195-0001

          Nature: assignment of a universality of claims

          Assignor: Unisource Canada, Inc.

          Assignee: Start Trust, a trust established under the laws of the province of Alberta, 393 University Avenue, Toronto, Ontario. Another assignee is Bank of Montreal in its capacity of servicing agent for Start Trust, 19/th/ Floor, First Canadian Place, Toronto, Ontario.

          Subject matter: subject to the terms and conditions of a sale of accounts receivable agreement dated as of September 4, 1992 between the assignor and the assignee (the "Agreement") and for good and valuable consideration, the assignor hereby sells, assigns and transfers, pursuant to that certain receivable purchase agreement and guaranty dated as of September 4, 1992 (the "Receivables Purchase Agreement"), onto the assignee, hereto accepting, all right, title and interest of the assignor in and to the assets as defined in the Receivables Purchase Agreement and referred to in the Agreement.

4. Subject to the foregoing, we report that the search we caused to be made in the BAR revealed, as at ____ p.m. on September ____, 1998, the registrations listed below:

     (i)   01012915 (the TD Notice of Intention);

     (ii)  01012918 (the RBC Notice of Intention);

     (iii) 01012921 (the CIBC Notice of Intention); and

     (iv)  01012934 (the BM Notice of Intention).

                             OFFICER'S CERTIFICATE
                             ---------------------


TO:       GOODMAN PHILLIPS & VINEBERG, S.E.N.C.

I, the undersigned, Patricia Armstrong, do hereby certify that as of the date hereof;

     1. I am the duly appointed Vice-President and Assistant-Secretary of Unisource Canada, Inc. (the "Company") and as such have personal knowledge of the following;

     2. the Company is a body corporate continued under the Canada Business Corporations Act, 1985 R.S.C., c. C-44, which has more than one place of business in Canada and its places of business are not all in the same province; and

     3. the head office of the Company, according to its charter, by-laws and articles, is located at 50 East Wilmot Street, Richmond Hill, Ontario, L4B 3Z3, and has been so located since January 1997.

     The undersigned hereby acknowledges that this certificate is to be relied upon by Goodman Phillips & Vineberg in rendering their opinion dated as of the date hereof to The Toronto-Dominion Bank, McMillan Binch and Cravath, Swaine & Moore and others in connection with the execution and delivery of certain security documents.

DATED THIS ____ DAY OF SEPTEMBER, 1998.

                                                       _________________________
                                                       PATRICIA E. ARMSTRONG

                                                                       Exhibit C

                                   [FORM OF]
                                 DISCOUNT NOTE


Cdn.$                                   Date:


          FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on _____________________, ______, to or to the order of [NAME OF CANADIAN LENDER] ("Holder"), the sum of Cdn.$_____________________ with no interest thereon.
  ------

          The undersigned hereby waives presentment, protest and notice of every kind and waives any defense based upon indulgences which may be granted by the holder thereof to any party liable hereon and any days of grace.

          This promissory note evidences an Acceptance Equivalent Loan, as defined in the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, modified, extended or restated from time to time, the "Credit
                                                                         ------
Agreement") among Unisource Worldwide, Inc., Unisource Capital Corporation,
---------
Unisource Canada, Inc., the financial institutions party thereto, The Chase Manhattan Bank, as Administrative Agent and U.S. Collateral Agent, The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and The Toronto Dominion (Texas), Inc., as Documentation Agent, and constitutes evidence of indebtedness to the Holder arising from such Acceptance Equivalent Loan. Payment of this promissory note shall be made to the Holder.


                           UNISOURCE CANADA, INC.

                             by _________________________
                                Name:
                                Title:

                                                                       EXHIBIT D

                    AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among each of the
                                                 ---------
               subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the
                                --------------------
               "Subsidiary Guarantors") of Unisource Worldwide, Inc., a Delaware
                ---------------------
               corporation (the "Company"), and THE CHASE MANHATTAN BANK, as
                                 -------
               administrative agent (the "Administrative Agent") for the Lenders
                                          --------------------
               (as defined in the Credit Agreement referred to below).

          Reference is made to the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, Unisource Capital
                   ----------------
Corporation, Unisource Canada, Inc., the lenders from time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent and U.S.
      -------
Collateral Agent, The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and Toronto Dominion (Texas), Inc., as Documentation Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement dated as of November 22, 1996 among the Company, Unisource Capital Corporation, Unisource Canada, Inc., the Lenders, The Chase Manhattan Bank, as Administrative Agent, The Toronto-Dominion Bank, as Canadian Agent, and Toronto Dominion (Texas), Inc., as Documentation Agent (the "Prior Credit Agreement").
                                                     ----------------------
The Borrowers have requested that the Administrative Agent and the Lenders amend and restate the Prior Credit Agreement in the manner provided in the Credit Agreement. Each of the Subsidiary Guarantors is a wholly owned Subsidiary of the Company and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans and to issue or participate in Letters of Credit under the Credit Agreement are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of one or more Amended and Restated Subsidiary Guarantee Agreements in the form hereof. As consideration therefor and in order to induce the Lenders to amend and restate the Prior Credit Agreement as provided in the Credit Agreement and to make Loans and issue or participate in Letters of

Credit under the Credit Agreement, the parties hereto agree to amend and restate, and do hereby amend and restate, the Subsidiary Guarantee Agreement dated as of November 22, 1996, among the Subsidiary Guarantors and the Administrative Agent to read in its entirety as follows:

          SECTION 1.  Guarantee.  Each Subsidiary Guarantor unconditionally
                      ----------
guarantees, jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of
(i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrowers, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Lenders and the Agents under the Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Loan Documents, (c) all obligations of the Borrowers under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into and (d) all obligations of the Company under Article IX of the Credit Agreement (all the monetary and other obligations referred to in the preceding clauses (a), (b),
(c) and (d) being collectively called the "Obligations").  Each Subsidiary
                                           -----------
Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

          Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect
                    ------------------------
to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (a) in respect of intercompany indebtedness to the Company or Affiliates of the Company to the extent that such indebted ness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of the Company of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

          SECTION 2.  Obligations Not Waived.  To the fullest extent permitted
                      -----------------------
by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrowers of any of the Obligations and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Company or any other Subsidiary Guarantor under the provisions of the Credit Agreement or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Guarantee or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement, (c) the failure of the Company or any Material Subsidiary to comply with Section 19, or (d) the failure to perfect, or the release of, any security interest in any Collateral (as defined in any Security Document).

          SECTION 3.  Guarantee of Payment.  Each Subsidiary Guarantor further
                      ---------------------
agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent, the Canadian Agent or any Lender to any balance of any deposit account or credit on the books of the Administrative Agent, the Canadian Agent or any Lender in favor of any Borrower or any other Person.

          SECTION 4.  No Discharge or Diminishment of Guarantee.  The
                      ------------------------------------------
obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any Lender to assert any claim or demand or to enforce any remedy under any Loan Document or any other instrument or agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of each Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

          SECTION 5.  Defenses of the Borrowers Waived.  To the fullest extent
                      ---------------------------------
permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of any defense of any Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Agents and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other guarantor or exercise any other right or remedy available to them against any Borrower or any other guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against any Borrower or any other Subsidiary Guarantor or guarantor, as the case may be, or any security.

          SECTION 6.  Agreement to Pay; Subordination.  In furtherance of the
                      --------------------------------
foregoing and not in limitation of any other right that the Administrative Agent, the Canadian Agent or any Lender has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of any Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent, the Canadian Agent or such Lender as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Subsidiary Guarantor of any sums to the Administrative Agent, the Canadian Agent or any Lender as provided above, all rights of such Subsidiary Guarantor against any Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Subsidiary Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Lenders and Agents and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

          SECTION 7.  Information.  Each of the Subsidiary Guarantors assumes
                      ------------
all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Agents and the Lenders will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 8.  Representations and Warranties; Agreements.  Each of the
                      -------------------------------------------
Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement or any other Loan Document to which it is a party are true and correct in all material respects. Each of the Subsidiary Guarantors agrees to be bound by Sections 2.16 and 2.17 of the Credit Agreement.

          SECTION 9.  Termination.  The Guarantees made hereunder (a) shall
                      ------------
terminate when all the Obligations have been indefeasibly paid in full, the LC Exposure is zero and the Lenders have no further commitment to extend credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, the Canadian Agent or any Lender or any Subsidiary Guarantor upon the bankruptcy or reorganization of any Borrower, any Subsidiary Guarantor or otherwise. Each Subsidiary Guarantor shall automatically be released from its obligations hereunder in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Company in accordance with the terms of the Credit Agreement.

          SECTION 10. Binding Agreement; Assignments. Whenever in this Agreement
                      -------------------------------
any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Subsidiary Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Administrative Agent, the other Agents and the Lenders, and their respective successors and assigns, except that no

Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (except in connection with any transaction permitted by Section 6.04 of the Credit Agreement), and any such attempted assignment shall be void.

          SECTION 11.  Waivers; Amendment.  (a)  No failure or delay of the
                       -------------------
Administrative Agent, any other Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, any other Agents or any Lender hereunder or under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

          SECTION 12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                       --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 13.  Notices.  All communications and notices hereunder shall
                       --------
be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it in care of the Company.

          SECTION 14.  Survival of Agreement; Severability. (a)  All covenants,
                       ------------------------------------
agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Administrative Agent, other Agents and the Lenders and shall survive the making by the Lenders of the Loans and other extensions of credit under the Credit Agreement regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

          (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 15.  Counterparts.  This Agreement may be executed in
                       -------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 16.  Rules of Interpretation.  The rules of interpretation
                       ------------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

          SECTION 17.  Jurisdiction; Consent to Service of Process.  (a)  Each
                       --------------------------------------------
Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any other Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

          (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 18.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                       ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 19.  Additional Subsidiary Guarantors. Pursuant to Section
                       ---------------------------------
5.10 of the Credit Agreement, each U.S. Material Subsidiary of the Company that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Material Subsidiary. Upon execution and delivery after the date hereof by the Administrative Agent and such a

Material Subsidiary of an instrument in the form of Annex 1, such Material Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

          SECTION 20.  Right of Setoff.  If an Event of Default shall have
                       ----------------
occurred and be continuing, each of the Administrative Agent, the Canadian Agent and the Lenders is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Person to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement held by such Person, irrespective of whether or not such Person shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Person under this Section are in addition to other rights and remedies (including other rights of setoff) which such Person may have.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           EACH OF THE SUBSIDIARIES
                                           LISTED ON SCHEDULE I HERETO,

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title: Authorized Officer


                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent,

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                               Schedule I to the
                                                             Guarantee Agreement



                              Subsidiary Guarantor
                              --------------------

National Sanitary Supply Company
Paper Corporation of North America
Unisource Capital Corporation
BRT, Inc.

                                                                  Annex 1 to the
                                                             Guarantee Agreement

                    SUPPLEMENT NO. [ ] dated as of [ ], to the AMENDED AND
               RESTATED SUBSIDIARY GUARANTEE AGREEMENT dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among each of the Subsidiaries
                          -------------------
               listed on Schedule I thereto or party to any supplement thereto executed and delivered prior to the date hereof (each such subsidiary individually, a "Subsidiary Guarantor" and
                                           --------------------
               collectively, the "Subsidiary Guarantors") of Unisource
                                  ---------------------
               Worldwide, Inc., a Delaware corporation (the "Company"), and THE
                                                             -------
               CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Credit
                --------------------
               Agreement referred to below).

          A. Reference is made to the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, Unisource Capital
                        ----------------
Corporation, Unisource Canada, Inc., the lenders from time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent and U.S.
      -------
Collateral Agent, The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and Toronto Dominion (Texas), Inc., as Documentation Agent.

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

          C. The Subsidiary Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to extend credit under the Credit Agreement. Pursuant to Section 5.10 of the Credit Agreement, each U.S. Material Subsidiary of the Company that was not in existence or not a Material Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Subsidiary Guarantor upon becoming a Material Subsidiary. Section 19 of the Guarantee Agreement provides that additional Material Subsidiaries of the Company may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Material Subsidiary of the Company (the "New Subsidiary Guarantor")
                                                     ------------------------
is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to extend additional credit and as consideration for extensions of credit previously made under the Credit Agreement.

          Accordingly, the Administrative Agent and the New Subsidiary Guarantor agree as follows:

          SECTION 1. In accordance with Section 19 of the Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary Guarantor represents and warrants to the Administrative Agent, the other Agents and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

          SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Company.

          SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                             [Name Of New Subsidiary
                                             Guarantor],

                                               by_________________________
                                                Name:
                                                Title:
                                                Address:


                                             THE CHASE MANHATTAN BANK,
                                             as Administrative Agent,

                                               by_________________________
                                                Name:
                                                Title:

                                                                       Exhibit E


                    AMENDED AND RESTATED INDEMNITY, SUBROGATION and CONTRIBUTION
               AGREEMENT dated as of September 25 , 1998 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among UNISOURCE WORLDWIDE, INC., a Delaware
               ----------
               corporation (the "Company"), UNISOURCE CAPITAL CORPORATION,
                                 -------
               UNISOURCE CANADA, INC., each Subsidiary of the Company listed on
               Schedule I hereto (the "Subsidiary Guarantors") and THE CHASE
                                       ---------------------
               MANHATTAN BANK, ("Chase"), as administrative agent (in such
                                 -----
               capacity, the "Administrative Agent") for the Lenders (as
                              --------------------
               defined in the Credit Agreement referred to below).

          Reference is made to (a) the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, Unisource Capital
                        ----------------
Corporation, Unisource Canada, Inc., the lenders from time to time party thereto (the "Lenders"), Chase, as Administrative Agent and U.S. Collateral Agent, The
      -------
Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and Toronto Dominion (Texas), Inc., as Documentation Agent, and (b) the Amended and Restated Subsidiary Guarantee Agreement dated as of September 25, 1998, among the Subsidiary Guarantors and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"). Capitalized
                                              -------------------
terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement dated as of November 22, 1996 among the Company, Unisource Capital Corporation, Unisource Canada, Inc., the Lenders, The Chase Manhattan Bank, as Administrative Agent, The Toronto-Dominion Bank, as Canadian Agent, and Toronto Dominion (Texas), Inc., as Documentation Agent (the "Prior Credit Agreement").
                                                     ----------------------
The Borrowers have requested that the Administrative Agent and the Lenders amend and restate the Prior Credit Agreement in the manner provided in the Credit Agreement. The Subsidiary Guarantors have guaranteed the Loans made to the Borrowers and the other Obligations (as defined in the Guarantee Agreement) of the Borrowers under the Credit Agreement pursuant to the Guarantee Agreement. The obligations of the Lenders to make Loans and to issue or participate in Letters of Credit under the Credit Agreement are conditioned on, among other things, the execution and delivery by the Borrowers and the Subsidiary Guarantors of an amended and restated agreement in the form hereof. As consideration therefor and in order to induce the Lenders to amend and restate the Prior Credit Agreement as provided in the Credit Agreement and to make Loans and issue or participate in Letters of Credit under the Credit Agreement, the parties hereto agree to amend and restate, and do hereby amend and restate, the Indemnity, Subrogation and Contribution Agreement dated as of November 22, 1996, among the Borrowers, the Subsidiary Guarantors and the Administrative Agent to read in its entirety as follows:

          SECTION 1. Indemnity and Subrogation. In addition to all such rights
                     --------------------------
of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3), each U.S. Borrower agrees that in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement, such U.S. Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment, and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3), the Canadian Borrower agrees that in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement with respect to any Obligation of the Canadian Borrower, the Canadian Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment, and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

          SECTION 2. Contribution and Subrogation. Each Subsidiary Guarantor (a
                     ----------------------------
"Contributing Subsidiary Guarantor") agrees (subject to Section 3) that, in the
 ---------------------------------
event a payment shall be made by any other Subsidiary Guarantor under the Guarantee Agreement and such other Subsidiary Guarantor (the "Claiming
                                                              --------
Subsidiary Guarantor") shall not have been fully indemnified by the Borrowers as
--------------------
provided in Section 1, the Contributing Subsidiary Guarantor shall indemnify the Claiming Subsidiary Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such

Subsidiary Guarantor). Any Contributing Subsidiary Guarantor making any payment to a Claiming Subsidiary Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Subsidiary Guarantor under Section 1 to the extent of such payment.

          SECTION 3. Subordination. Notwithstanding any provision of this
                     -------------
Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations of such Subsidiary Guarantor hereunder. The subordination effected by this
Section 3 shall prohibit (i) any exercise of a set off in respect of the subordinated obligations, (ii) the commencement of any action seeking to enforce the subordinated obligations and (iii) the assignment of subordinated obligations. Any Subsidiary Guarantor receiving any payment in respect of a subordinated obligation in violation of this Section 3 shall be deemed to have received such payment in trust for the benefit of the Administrative Agent and immediately turn over such amount to the Administrative Agent for application in respect of the Obligations.

          SECTION 4. Termination. This Agreement shall survive and be in full
                     -----------
force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash or the Commitments under the Credit Agreement have not been terminated or the LC Exposure is not zero, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, any other Agent or any Lender or any Subsidiary Guarantor upon the bankruptcy or reorganization of any Borrower, any Subsidiary Guarantor or otherwise. Each Subsidiary Guarantor shall automatically be released from its obligations hereunder in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Company in accordance with the terms of the Credit Agreement

          SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                     -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. No Waiver; Amendment. (a) No failure on the part of the
                     --------------------
Administrative Agent or any Subsidiary Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent or any Subsidiary Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent and the Subsidiary Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrowers, the Subsidiary Guarantors and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

          SECTION 7. Notices. All communications and notices hereunder shall be
                     -------
in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

          SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement
                     ------------------------------
any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither any Borrower nor any Subsidiary Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders, except in connection with any transaction permitted by Section
6.04 of the Credit Agreement. Notwithstanding the foregoing, at the time any Subsidiary Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Subsidiary Guarantor will cease to have any rights or obligations under this Agreement.

          SECTION 9.  Survival of Agreement; Severability. (a) All covenants and
                      -----------------------------------
agreements made by the Borrowers and each Subsidiary Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Administrative Agent, the other Agents, the Lenders and each other Subsidiary Guarantor and shall survive the making by the Lenders of the Loans and other extensions of credit under the Credit Agreement and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement is outstanding and unpaid or the LC Exposure is not zero and as long as the Commitments have not been terminated.

          (b) In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10. Counterparts. This Agreement may be executed in
                      ------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Subsidiary Guarantor when a counterpart bearing the signature of such Subsidiary Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 11. Rules of Interpretation. The rules of interpretation
                      -----------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

          SECTION 12. Additional Subsidiary Guarantors. Pursuant to Section 5.10
                      --------------------------------
of the Credit Agreement, each U.S. Material Subsidiary of the Company that was not in existence or not such a Material Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Subsidiary Guarantor upon becoming such a Material Subsidiary. Upon execution and delivery, after the date hereof, by the Administrative Agent and such a Material Subsidiary of an instrument in the form of Annex 1 hereto, such Material Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor here under. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

          SECTION 13. Jurisdiction; Consent to Service of Process. (a) Each
                      -------------------------------------------
Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any other Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

          (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO
                      --------------------
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                                               UNISOURCE WORLDWIDE, INC.,

                                                by
                                                  ______________________________
                                                  Name:
                                                  Title:


                                               UNISOURCE CAPITAL CORPORATION,

                                                by
                                                  ______________________________
                                                  Name:
                                                  Title:


                                               UNISOURCE CANADA, INC.,

                                                by
                                                  ______________________________
                                                  Name:
                                                  Title:


                                               EACH OF THE SUBSIDIARIES LISTED
                                               ON SCHEDULE I HERETO, as a
                                               Subsidiary Guarantor,

                                                by
                                                  ______________________________
                                                  Name:
                                                  Title:

                                               THE CHASE MANHATTAN BANK, as
                                               Administrative Agent,

                                                by
                                                  ______________________________
                                                  Name:
                                                  Title:

                                                                      Schedule I
                                                   to the Indemnity, Subrogation
                                                      and Contribution Agreement

                             SUBSIDIARY GUARANTORS
                             ---------------------


National Sanitary Supply Company
Paper Corporation of North America
Unisource Capital Corporation
BRT, Inc.

                                                                      Annex 1 to
                                                  the Indemnity, Subrogation and
                                                          Contribution Agreement

                    SUPPLEMENT NO. [   ] dated as of [           ], to the
               Amended and Restated Indemnity, Subrogation and Contribution Agreement dated as of September 25, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among
                    -------------------------------------------------
               UNISOURCE WORLDWIDE INC., a Delaware corporation (the "Company"),
                                                                      -------
               UNISOURCE CAPITAL CORPORATION, UNISOURCE CANADA, INC., each Subsidiary of the Company listed on Schedule I thereto or party to any supplement thereto executed and delivered prior to the date hereof (the "Subsidiary Guarantors"), and THE CHASE
                                 ---------------------
               MANHATTAN BANK, as administrative agent (the "Administrative
                                                             --------------
               Agent") for the Lenders (as defined in the Credit Agreement
               -----
               referred to below).


          A. Reference is made to (a) the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, Unisource Capital
                        ----------------
Corporation, Unisource Canada, Inc., the lenders from time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent for the
      -------
Lenders (in such capacity, the "Administrative Agent") and U.S. Collateral
                                --------------------
Agent, The Toronto-Dominion Bank, as Canadian Agent and Canadian Collateral Agent, and Toronto Dominion (Texas), Inc., as Documentation Agent, and (b) the Amended and Restated Subsidiary Guarantee Agreement dated as of September 25, 1998, among the Subsidiary Guarantors and the Administrative Agent (as the same may be amended, supplemented or otherwise modified, the "Guarantee
                                                         ---------
Agreement").

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

          C. The Borrowers, the Subsidiary Guarantors and the Administrative Agent have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to extend credit under the Credit Agreement. Pursuant to Section 5.10 of the Credit Agreement, each U.S. Material Subsidiary of the Company that was not in existence or not such a Material Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Subsidiary Guarantor upon becoming a Material Subsidiary.
Section 12 of the Indemnity, Subrogation and

Contribution Agreement provides that additional U.S. Material Subsidiaries of the Company may become Subsidiary Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Material Subsidiary of the Company (the "New Subsidiary Guarantor") is executing this Supplement in accordance with
      ------------------------
the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to extend additional credit and as consideration for extensions of credit previously made under the Credit Agreement.

          Accordingly, the Administrative Agent and the New Subsidiary Guarantor agree as follows:

          SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Subsidiary Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary Guarantor represents and warrants to the Administrative Agent, the other Agents and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In the event that any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature.

          SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Administrative Agent have duly executed this

Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                                         [Name of New Subsidiary Guarantor],

                                            by
                                                _______________________________
                                                  Name:
                                                  Title:
                                                  Address:

                                            THE CHASE MANHATTAN BANK, as
                                                Administrative Agent,

                                            by
                                                _______________________________
                                                  Name:
                                                  Title:

                                                                      Schedule I
                                          to Supplement No.___ to the Indemnity,
                                          Subrogation and Contribution Agreement


                    SUBSIDIARY GUARANTORS
                    ---------------------



Name                Address
----                -------

                                                                       EXHIBIT F

                    SECURITY AGREEMENT dated as of September 25, 1998, among
               UNISOURCE WORLDWIDE, INC., a Delaware corporation (the "Company"), UNISOURCE CAPITAL CORPORATION, a Delaware corporation
                -------
               (the "Delaware Borrower" and, together with the Company, the
                     -----------------
               "U.S. Borrowers"), UNISOURCE CANADA, INC., a Canadian corporation
               ---------------
               (the "Canadian Borrower" and, together with the U.S. Borrowers,
                     -----------------
               the "Borrowers"); the subsidiaries of the Borrowers listed on
                    ---------
               Schedule I hereto (collectively, the "Subsidiary Grantors", the
                                                     -------------------
               Borrowers and the Subsidiary Grantors being collectively called the "Grantors"); THE CHASE MANHATTAN BANK, as U.S. collateral
                    --------
               agent (in such capacity, the "U.S. Collateral Agent") for the
                                             ---------------------
               Secured Parties, as defined herein; THE TORONTO-DOMINION BANK, as Canadian collateral agent (in such capacity, the "Canadian
                                                                 --------
               Collateral Agent" and, together with the U.S. Collateral Agent,
               ----------------
               the "Collateral Agents") for the Secured Parties, and SUNTRUST
                    -----------------
               BANK, ATLANTA as a Secured Party.


          Reference is made to the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended or modified from time to time, the "Credit
                                                                         ------
Agreement"), among the Borrowers, the financial institutions party thereto as
---------
lenders (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent (in
              -------
such capacity, the "Administrative Agent") and U.S. Collateral Agent, The
                    --------------------
Toronto-Dominion Bank, as Canadian Agent (in such capacity, the "Canadian
                                                                 --------
Agent") and Canadian Collateral Agent, and Toronto Dominion (Texas) Inc., as Documentation Agent (in such capacity, the "Documentation Agent"). The Lenders
                                            -------------------
have agreed to extend credit to the Borrowers pursuant to, and subject to the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of a security agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrowers, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any

Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Lenders under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents, (c) all obligations of the Borrowers under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into and (d) all obligations of the Company under
Article IX of the Credit Agreement (all the foregoing obligations in clauses (a) through (d) above being collectively called the "Loan Document Obligations");
                                                 -------------------------
(e) the due and punctual payment of each payment required to be made by the Company under the Uncommitted Loan Facility Agreement, dated as of June 6, 1997, as hereafter amended or modified from time to time, the "SunTrust Loan Facility
                                                         ----------------------
Agreement"), by and between the Company and SunTrust Bank, Atlanta ("SunTrust"),
---------                                                            --------
and all other Operative Documents (as defined in the SunTrust Loan Facility Agreement), in each case when and as due, including all obligations to purchase loans extended pursuant to the SunTrust Loan Facility Agreement and the due and punctual performance of all other obligations of the Company and its Subsidiaries under the SunTrust Loan Facility Agreement and all other Operative Documents in an aggregate principal amount for all obligations listed in this clause (e) not in excess of $8,000,000; (f) the due and punctual payment of each payment required to be made by the Company under the Lease and Development Agreement, dated as of November 8, 1994, as hereafter amended or modified from time to time, the "SunTrust Synthetic Lease"), as assigned to SunTrust (formerly
                   ------------------------
known as Trust Company Bank), by PPI SPV, L.P. pursuant to the Loan Agreement dated as of November 8, 1994, as hereafter amended or modified from time to time (the "PPI SPV Loan Agreement"), between PPI SPV, L.P. and SunTrust, when and as
      ----------------------
due, and the due and punctual performance of all other obligations of the Company, its Subsidiaries and PPI SPV, L.P. under the SunTrust Synthetic Lease, the PPI SPV Loan Agreement and all other Operative Documents (as defined in the SunTrust Synthetic Lease), including without limitation the Participation Agreement, dated as of

November 8, 1994 (as hereafter amended or modified from time to time) among the Company, AOP Inc., Alco Standard Corporation, PPI SPV, L.P., Pitcairn SPV, Inc. and SunTrust in an aggregate principal amount for all obligations listed in this clause (f) not in excess of $22,000,000; and (g) the due and punctual payment of each payment required to be made by the Company under the Letter of Credit Agreement, dated as of June 1, 1991, as hereafter amended or modified, the "SunTrust Letter of Credit Agreement"), by and between Paper Corporation of
------------------------------------
America, the Company (as successor to ALCO Standard Corporation) and SunTrust (formerly known as Trust Company Bank) and all other Operative Documents (as defined in the SunTrust Letter of Credit Agreement), in each case when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and the due and punctual performance of all other obligations of the Company and its Subsidiaries under the SunTrust Letter of Credit Agreement and all other Letter of Credit Documents (as defined in the SunTrust Letter of Credit Agreement) in an aggregate principal amount for all obligations listed in this clause (g) not in excess of $3,565,000 (the SunTrust Loan Facility Agreement, the Operative Documents (as defined in the SunTrust Loan Facility Agreement), the SunTrust Synthetic Lease, the Operative Documents (as defined in the SunTrust Synthetic Lease), the SunTrust Letter of Credit Agreement and the Operative Documents (as defined in the SunTrust Letter of Credit Agreement) are hereinafter collectively referred to as the "SunTrust Documents"); (all the foregoing obligations in clauses (a)
           ------------------
through (g) above being collectively called the "Obligations").
                                                 -----------

          Accordingly, the Grantors, the Collateral Agents and SunTrust hereby agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Terms Defined in the Credit Agreement.  Terms used
                         --------------------------------------
herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          SECTION 1.02.  Definition of Certain Terms Used Herein.  As used
                         ----------------------------------------
herein, the following terms shall have the following meanings:

          "Account Debtor" shall mean any Person who is or who may become
           --------------
obligated to a Grantor under, with respect to or on account of an Account.

          "Accounts" shall mean any and all rights of any Grantor to payment for
           --------
goods or services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not earned by performance and whether now existing or arising in the future, including accounts receivable from Affiliates of the Grantors. Notwithstanding the foregoing, the term "Accounts" shall not include any accounts sold to any Person who is not a Grantor pursuant to any Securitization permitted by Section 6.02(e) of the Credit Agreement, except to the extent such accounts are transferred back to a Grantor.

          "Accounts Receivable" shall mean all Accounts and all rights in any
           -------------------
returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary.

          "Canadian Grantor" means the Canadian Borrower and any other Loan
           ----------------
Party that becomes an additional Grantor in accordance with Section 7.16 and may from time to time have Obligations outstanding to a Canadian Lender, the Canadian Agent or the Canadian Collateral Agent.

          "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
           ----------
(c) Inventory and (d) Proceeds.

          "Credit Agreement" shall have the meaning assigned to such term in the
           ----------------
preliminary statement of this Agreement.

          "Documents" shall mean all instruments, files, records, ledger sheets
           ---------
and documents covering or relating to any of the Collateral.

          "Indemnitees" shall mean (a) each Indemnitee as defined in Section
           -----------
10.03(b) of the Credit Agreement and (b) SunTrust and its successors and assigns.

          "Inventory" shall mean all goods of a Grantor, whether now owned or
           ---------
hereafter acquired, held for sale or lease, or furnished or to be furnished by a Grantor under contracts of service, or consumed in a Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semifinished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

          "Obligations" shall have the meaning assigned to such term in the
           -----------
preliminary statement of this Agreement.

          "Perfection Certificate" means a certificate substantially in the form
           ----------------------
of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and a legal officer of the Company.

          "Proceeds" shall mean any consideration received from the sale,
           --------
exchange, license, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral and shall include any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Parties" shall mean (a) the Lenders party to the Credit
           ---------------
Agreement, (b) each counterparty to a Hedging Agreement entered into with any of the Borrowers, if such counterparty was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into, (c) the Administrative Agent, the Canadian Agent, the Documentation Agent and the Collateral Agents, in their capacities as such under each Loan Document, (d) the Indemnitees (as defined in Section 10.03(b) of the Credit Agreement), (e) SunTrust, in its capacities as (i) the Bank under the SunTrust Loan Facility Agreement, (ii) Lender under the SunTrust Synthetic Lease and (iii) the Bank under the SunTrust Letter of Credit Agreement and (f) the successors and assigns of the foregoing.

          "Security Interest" shall have the meaning assigned to such term in
           -----------------
Section 2.01.

          SECTION 1.03.  Rules of Interpretation.  The rules of interpretation
                         ------------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

          SECTION 2.01.  Security Interest.  As security for the payment or
                         ------------------
performance, as the case may be, of the Obligations, each U.S. Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the U.S. Collateral Agent, its successors and its assigns, and each Canadian Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Canadian Collateral Agent, its successors and its assigns, for the ratable benefit of the Secured Parties, and hereby grants to such Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (a "Security
                                                                --------
Interest") in, all of such Grantor's right, title and interest in, to and under
--------
the Collateral; provided that, notwithstanding the foregoing and any other
                --------
provision of this Agreement, the Collateral owned by each Canadian Grantor shall secure only the payment or performance, as the case may be, of its Obligations and the proceeds of such Collateral owned by the Canadian Grantors shall only be applied in respect of their Obligations and otherwise in accordance with Section
6.02. Without limiting the foregoing, each of the Collateral Agents is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, naming any Grantor or the Grantors as debtors and the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, as secured party.

          The Grantors agree at all times to keep accurate and complete accounting records with respect to the Collateral, including a record of all payments and Proceeds received.

          SECTION 2.02.  No Assumption of Liability.  Each Security Interest is
                         ---------------------------
granted as security only and shall not subject the Collateral Agents or any Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of any of the Collateral.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

          The Grantors jointly and severally represent and warrant to the Secured Parties that:

          SECTION 3.01.  Title and Authority.  Each of the Grantors has good and
                         --------------------
valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agents a Security Interest in such Collateral pursuant hereto and the Liens created under the other Security Documents and to execute, deliver and perform its obligations in accordance with the terms of this Agreement and the other Security Documents, without the consent or approval of any other Person other than any consent or approval which has been obtained.

          SECTION 3.02.  Filings.  The Perfection Certificate has been duly
                         --------
prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agents for filing in each appropriate governmental, municipal or other office in each jurisdiction where a Grantor has its chief executive office or principal place of business or Collateral, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest or Lien in favor of the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be (for the benefit of the Secured Parties), in respect of all Collateral in which a Security Interest, and Liens created under the other Security Documents, may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions or in Canada (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements, financing change statements or equivalent filings under other applicable laws; provided that no filings, recordings or registrations need to be delivered to
--------
the Collateral Agents with respect to Collateral located in any of the Yukon Territory, the Northwest Territories, Newfoundland and Prince Edward Island as long as the fair market value of such Collateral does not exceed $1,000,000 for any such territory or province (and the Canadian Borrower agrees to promptly notify the Canadian Collateral Agent if the fair market value of the Collateral located in any such territory or province exceeds $1,000,000).

          SECTION 3.03.  Validity of Security Interest. Each of the Security
                         ------------------------------
Interests and the Liens created under the other Security Documents constitutes
(a) a valid security interest or Lien, as applicable, in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filings described in Section 3.02 above, a perfected security interest or Lien, as applicable, in all Collateral in which a security interest, or Lien, as applicable, may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions or in Canada (or any political subdivision thereof) and its territories and possessions other than the Yukon Territory, the Northwest Territory, Newfoundland and Prince Edward Island, to the extent that filings are not required to be delivered to the Collateral Agents for filing in such provinces pursuant to Section 3.02 pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions. Each of the Security Interests and the Liens created under the other Security Documents is and shall be prior to any other Lien on any of the Collateral, other than Liens that the Credit Agreement expressly permits to be prior to the Security Interest and such other Liens.

          SECTION 3.04.  Absence of Other Liens.  The Collateral is owned by the
                         -----------------------
Grantors free and clear of any Lien, except for Liens expressly permitted by the Credit Agreement. Other than as permitted by the Credit Agreement, none of the Grantors has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable law in each relevant jurisdiction covering any Collateral or (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office.

                                  ARTICLE IV

                                   Covenants
                                   ---------

          SECTION 4.01.  Change of Name; Location of Collateral; Records; Place
                         ------------------------------------------------------
of Business.  (a)  Each of the Grantors agrees to notify promptly the Collateral
------------
Agents of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business (other than the cessation of the use of any trade name) or in the ownership of its properties at which any Collateral is located, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility); provided that no Grantor shall be required to notify the Collateral Agents of
--------
any change in the location of any Collateral to the extent no Collateral is moved to any locations but locations at which such Grantor has previously informed the Collateral Agents it maintains Collateral; provided further that,
                                                        --------
with respect to Collateral with an aggregate fair market value for all Grantors at no time greater than $10,000,000.00 (exclusive of Collateral at any location of which the Collateral Agents have been informed pursuant to this proviso), the applicable Grantor shall notify the Collateral Agents within two months of changes in the location of such Collateral, (iii) in its identity or corporate structure, or (iv) in its Federal Taxpayer Identification Number. Each of the Grantors agrees not to effect or permit any change (other than any change referenced in the second proviso to clause (ii) above) referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or other applicable law in each relevant jurisdiction which are required in order for the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, and the Secured Parties to continue at all times following such change to have a valid and perfected security interest and Lien in all the Collateral. Each of the Grantors agrees to notify promptly the Collateral Agents if any material portion of the Collateral is damaged or destroyed.

          (b) Each of the Grantors agrees to maintain complete and accurate records with respect to the Collateral owned by it and, at such time or times as either Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agents a duly certified schedule or schedules in form and detail satisfactory to the

Collateral Agents showing the identity, amount and location of any and all Collateral.

          SECTION 4.02.  Periodic Certification.  Each year, at the time of
                         -----------------------
delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Credit Agreement, the Company shall deliver to the Collateral Agents a certificate executed by a Financial Officer and a legal officer of the Company setting forth the information required pursuant to
Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Amendment Effective Date or the date of the most recent certificate delivered pursuant to this Section.

          SECTION 4.03.  Protection of Security.  Each of the Grantors shall, at
                         -----------------------
its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security Interests and the other Liens created under the Security Documents of the Collateral Agents in the Collateral and the priority thereof against any Lien not expressly permitted under the Credit Agreement.

          SECTION 4.04.  Further Assurances.  The Grantors will (i) execute,
                         -------------------
acknowledge, deliver and cause to be duly filed all such further instruments, agreements and documents, including Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations necessary, or that the Administrative Agent or any of the Collateral Agents may reasonably request, in order to grant, preserve and protect the validity of and to establish a valid and perfected first priority security interest (it being understood, however, that Liens permitted under Section 6.02 of the Credit Agreement may have priority over such security interest) and other applicable Liens in favor of the Collateral Agents and in favor of the Canadian Lenders, as applicable, in respect of all Collateral in which the Security Interests and such other applicable Liens may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions or in Canada (or any political subdivision thereof) and its territories and possessions and (ii) take all such actions as the Administrative Agent or any of the Collateral Agents may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interests and such other applicable Liens and the rights and remedies created by this Agreement and all other Security Documents, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and all other Security Documents, the granting of the Security Interests and other applicable Liens and the filing of any financing statements or other documents in connection therewith; provided that no filings, recordings
                                            --------
or registrations need to be delivered to the Collateral Agents with respect to Collateral located in any of the Yukon Territory, the Northwest Territory, Newfoundland and Prince Edward Island as long as the fair market value of all such Collateral located in any such territory or province does not exceed $1,000,000 (and the Canadian Borrower agrees to promptly notify the Canadian Collateral Agent if the fair market value of the Collateral located in any such territory or province exceeds $1,000,000). The Company agrees to provide such evidence as the Administrative Agent or any of the Collateral Agents shall reasonably request as to the perfection and priority status of the Security Interests and such other applicable Liens. If any amount (other than amounts not greater than $500,000 owed by any one obligor or $5,000,000 in the aggregate for all obligors at any time) payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, duly endorsed in a manner satisfactory to such Collateral Agent.

          SECTION 4.05.  Inspection and Verification.  The Collateral Agents and
                         ----------------------------
such Persons as the Collateral Agents may reasonably designate shall have the right, upon reasonable notice, at any reasonable time or times and as often as reasonably requested, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records), and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and, subject to a representative of the Company being given the opportunity to be present, their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third Person, by contacting Account Debtors or the third Person possessing such Collateral for the purpose of making such a verification; provided that unless
                                                          --------
an Event of Default shall have occurred and be continuing the Collateral Agents may only contact such Account Debtors or third Persons with the consent of the applicable Grantor, such consent not to be unreasonably withheld. Each of the Collateral Agents shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

          SECTION 4.06.  Taxes; Encumbrances.  At its option, either of the
                         --------------------
Collateral Agents may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any of the Grantors fails to do so as required by the Credit Agreement or this Agreement, and each of the Grantors jointly and severally agrees to reimburse the Collateral Agents on demand for any payment made or any expense incurred by the Collateral Agents pursuant to the foregoing authorization; provided, however, that nothing in this
                                         --------  -------
Section shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agents or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the Credit Agreement.

          SECTION 4.07.  Assignment of Security Interest. If at any time any of
                         --------------------------------
the Grantors shall take and perfect a security interest or other Lien in any property of an Account Debtor or any other Person to secure payment and performance of an Account (other than Accounts evidencing obligations owed to the Grantors in an aggregate amount outstanding no greater than $500,000 owed by any one obligor or $5,000,000 for all obligors at any time), such Grantor shall promptly assign such security interest or other Lien to the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest or other Lien against creditors of and transferees from the Account Debtor or other Person granting the security interest or other Lien.

          SECTION 4.08.  Continuing Obligations of the Grantors.  Each of the
                         ---------------------------------------
U.S. Grantors shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and (a) the U.S. Grantors jointly and severally agree to indemnify and hold harmless the Collateral Agents and the other Secured Parties and (b) the Canadian Grantors jointly and severally agree to indemnify the Canadian Agent and all other Secured Parties holding Obligations of the Canadian Grantors, in each case, from and against any and all liability for such performance.

          SECTION 4.09.  Use and Disposition of Collateral. None of the Grantors
                         ----------------------------------
shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral except as expressly permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the U.S. Collateral Agent or Canadian Collateral Agent shall notify the Grantors that an Event of Default has occurred and is continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory (other than Inventory with an aggregate fair market value for all Grantors no greater than $250,000 at any time) to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interests and the other Liens created under the Security Documents and shall have agreed in writing to hold the Inventory subject to the Security Interests and such other Liens, as applicable, and the instructions of the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

          SECTION 4.10.  Limitation on Modification of Accounts.  None of the
                         ---------------------------------------
Grantors will, without the prior written consent of U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business of the Company and its Subsidiaries.

          SECTION 4.11.  Insurance.  (a)  The Company, at its own expense, shall
                         ----------
maintain or cause to be maintained insurance covering physical loss or damage to the Inventory in accordance with the provisions of the Credit Agreement. All such policies of insurance shall be endorsed or otherwise amended to include a lender's loss payable endorsement, in form and substance satisfactory to the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, which shall provide that from and after the date, if any, on which the insurance carrier receives written notice from such Collateral Agent that an Event of Default has occurred, all proceeds in respect of any Collateral otherwise payable to the Company or any other Grantor under such policies shall be payable directly to such Collateral Agent for the benefit of the Secured Parties or the Secured Parties, if required by the applicable Collateral Agent. Such endorsement or an independent instrument furnished to the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, shall provide that the insurance carriers will give such Collateral Agent at least 30 days' prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of any Grantor or any other Person shall affect the right of such Collateral Agent or the Secured Parties, as applicable to recover under such policy or policies of insurance in case of loss or damage.

          (b) Each U.S. Grantor irrevocably makes, constitutes and appoints the U.S. Collateral Agent, and each Canadian Grantor irrevocably makes, constitutes and appoints the Canadian Collateral Agent, (and all officers, employees or agents designated by such Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as such Collateral Agent deems advisable. All sums disbursed by the U.S. Collateral Agent or Canadian

Collateral Agent, as the case may be, in connection with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to such Collateral Agent and shall be additional Obligations secured hereby.


                                   ARTICLE V

                             INTENTIONALLY OMITTED
                             ---------------------



                                  ARTICLE VI

                                   Remedies
                                   --------

          SECTION 6.01.  (a)  Remedies upon Default.  Upon the occurrence and
                              ----------------------
during the continuance of an Event of Default, each of the Grantors agrees to deliver each item of Collateral to the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, on demand and it is agreed that such Collateral Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law, including personal property security laws in each applicable jurisdiction. Without limiting the generality of the foregoing, each of the Grantors agrees that the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, shall have the right, subject to the mandatory requirements of current law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as such Collateral Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any of the Grantors, and each of the Grantors hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, shall give the Grantors 10 days' written notice (which each of the Grantors agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other applicable jurisdictions) of such Collateral Agent's intention to make any sale of Collateral, subject to the notice requirements under personal property security laws in each applicable Canadian jurisdiction. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as such Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as such Collateral Agent may (in its sole and absolute discretion) determine. Such Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Such Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by such Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but such Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any of the Grantors (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any of the Grantors as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any of the Grantors therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; such Collateral Agent shall be free to carry out such sale pursuant to such agreement and none of the Grantors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after such Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, such Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          (b) Appointment of Receiver.  Upon the occurrence of and during the
              -----------------------
continuance of any Event of Default, the Canadian Collateral Agent may appoint or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of such Collateral Agent or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used
                                             --------
herein shall include a receiver and manager) of any Collateral of any Canadian Grantor (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her/its stead. Any such Receiver shall, so far as concerns responsibility for his/her/its acts, be deemed the agent of the applicable Canadian Grantor and not such Collateral Agent or any other Secured Party, and neither such Collateral Agent nor any other Secured Party shall be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her/its servants, agents or employees. Subject to the provisions of the instrument appointing any Receiver, such Receiver shall have power to take possession of Collateral of any Canadian Grantor, to preserve such Collateral or its value, to carry on or concur in carrying on all or any part of the business of the applicable Canadian Grantor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of such Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the applicable Canadian Grantor, enter upon, use and occupy all premises owned or occupied by the applicable Canadian Grantor wherein such Collateral may be situate, maintain such Collateral upon such premises, borrow money on a secured or unsecured basis and use such Collateral directly in carrying on the applicable Canadian Grantor's business or as security for loans or advances to enable the Receiver to carry on the applicable Canadian Grantor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by the Canadian Collateral Agent, all money received from time to time by any Receiver in carrying out such Receiver's appointment shall be received in trust for and paid over to the Canadian Collateral Agent. Every Receiver may, in the discretion of the Canadian Collateral Agent, be vested with all or any of the rights and powers of such Collateral Agent. Upon and during the continuance of an Event of Default, the Canadian Collateral Agent may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of this Section.

          (c)  Power of Attorney.  The U.S. Collateral Agent or Canadian
               ------------------
Collateral Agent, as the case may be, shall have the right, as the true and lawful agent and attorney-in-fact of the Grantors, with power of substitution for the Grantors and in each Grantor's name or otherwise, for the use and benefit of such Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral;
(d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require the Grantors to notify, Account Debtors to make payment directly to such Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though such Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that
                                                   --------  -------
nothing herein contained shall be construed as requiring or obligating such Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by such Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by such Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against such Collateral Agent or any Secured Party. For the purpose of enabling a Collateral Agent to exercise its rights and remedies hereunder, each Grantor hereby grants to the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to such Grantor) to use, licence or sublicense any intellectual property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such licence access to all media in which any of the licenced items may be recorded or stored and to all software used for the compilation or printout thereof. It is understood and agreed that the appointment of the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any of the Grantors of any of its obligations hereunder or under the Credit Agreement with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agents or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by either of the Collateral Agents or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, under any SunTrust Document, by law or otherwise.

          (d)  The Collateral Agents shall exercise their remedies under this
Section 6.01 only upon the request of Secured Parties holding Obligations in an amount sufficient to consent to an amendment in accordance with Section 7.09(b).

          SECTION 6.02.  Application of Proceeds.  The U.S. Collateral Agent
                         ------------------------
shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses permitted under this Agreement incurred by the U.S. Collateral Agent or the Canadian Collateral Agent (in its capacity as such hereunder) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agents hereunder on behalf of any of the Grantors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

          SECOND, to the payment in full of the Obligations, including the payment of all cash collateral required to be paid to secure contingent Obligations such as guaranties and reimbursement of letter of credit draws (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution). To the extent that any contingent Obligation secured by cash collateral which was paid pursuant to this paragraph SECOND is subsequently terminated and any cash collateral remains, the Secured Party holding such cash collateral shall return it to the U.S. Collateral Agent, which shall reallocate such cash collateral to the payment of the Obligations in accordance with this Section 6.02; and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          (b) The Canadian Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses permitted under this Agreement incurred by the Canadian Collateral Agent (in its capacity as such hereunder or under any other Security Document) in connection with such collection or sale or otherwise in connection with this Agreement including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Canadian Collateral Agent hereunder or under any other Security Document on behalf of any of the Canadian Grantors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Security Document;

          SECOND, to the payment in full of the Loan Document Obligations of the Canadian Grantors , including the payment of all cash collateral required to be paid to secure contingent Loan Document Obligations of the Canadian Grantors such as guaranties and reimbursement of letter of credit draws (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such Loan Document Obligations owed to them on the date of any such distribution). To the extent that any contingent Loan Document Obligation secured by cash collateral which was paid pursuant to this paragraph SECOND is subsequently terminated and any cash collateral remains, the Secured Party holding such cash collateral shall return it to the Canadian Collateral Agent, which shall reallocate such cash collateral to the payment of the Loan Document Obligations in accordance with this Section 6.01(b); and

          THIRD, to the Canadian Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          (c) The Collateral Agents shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the U.S. Collateral Agent or Canadian Collateral Agent, as the case may be, (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of such Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to such Collateral Agent or such officer or be answerable in any way for the misapplication thereof.


                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

          SECTION 7.01.  Notices.  All communications and notices hereunder
                         --------
shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Company.

          SECTION 7.02.  Security Interest Absolute.  All rights of the
                         ---------------------------
Collateral Agents hereunder, the Security Interests and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreements any other Loan Document, any Hedging Agreement, any SunTrust Agreement, any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any Hedging Agreement, any SunTrust Document or any other agreement or instrument, (c) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

          SECTION 7.03.  Survival of Agreement.  All covenants, agreements,
                         ----------------------
representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, any other Loan Document, any Hedging Agreement or any SunTrust Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans and the other extensions of credit by the Secured Parties, and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Secured Parties or on their behalf, shall survive the execution and delivery by SunTrust of amendments dated as of the date hereof to the SunTrust Documents, regardless of any investigation by SunTrust by or on its behalf and shall continue in full force and effect until this Agreement shall terminate.

          SECTION 7.04.  Binding Effect; Several Agreement. This Agreement shall
                         ----------------------------------
become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agents and a counterpart hereof shall have been executed on behalf of the Collateral Agents, and thereafter shall be binding upon such Grantor and the Collateral Agents, SunTrust and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agents, SunTrust and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign its rights hereunder or any interest herein or in the Collateral except as expressly contemplated by this

Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 7.05.  Successors and Assigns.  Whenever in this Agreement any
                         -----------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agents that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 7.06.  Collateral Agents Appointed Attorney-in-Fact.  Upon the
                         ---------------------------------------------
occurrence of and during the continuance of any Event of Default, each of the U.S. Grantors hereby appoints the U.S. Collateral Agent the attorney-in-fact of such Grantor, and each of the Canadian Grantors hereby appoints the Canadian Collateral Agent the attorney-in-fact of such Grantor, for the purpose of carrying out the provisions of this Agreement and the other Security Documents to which such Collateral Agent is a party and taking any action and executing any instrument which such Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointments are irrevocable and coupled with an interest.

          SECTION 7.07.  Collateral Agents' Fees and Expenses; Indemnification.
                         ------------------------------------------------------
(a) Each of the Grantors jointly and severally agrees to pay upon demand to each Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, charges and disbursements of its counsel and of any experts or agents, which such Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees of such Collateral Agent for any audits conducted by it with respect to the Accounts Receivable or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agents hereunder or (iv) the failure of the Grantors to perform or observe any of the provisions hereof.

          (b) Without limitation of their indemnification obligations under the other Loan Documents and the SunTrust Documents, each of the Grantors jointly and severally agrees to indemnify each of the Collateral Agents and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages (excluding special, indirect, consequential or punitive damages), liabilities and related expenses, including reasonable fees, charges and disbursements of any counsel for the Collateral Agents or any other Indemnitee, incurred by or asserted against any of them arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any other Security Document or any actual or prospective claim, litigation, investigation or proceeding relating hereto or thereto or to the Collateral, whether based on contract, tort or any other theory and regardless of whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to
                               --------
either Collateral Agent or any other Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided under this Section 7.07 shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Loan Document or any SunTrust Document, or any investigation made by or on behalf of the Collateral Agents or any other Secured Party. All amounts due under this Section shall be payable promptly but in any event not later than 10 days after written demand therefor.

          SECTION 7.08.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         --------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT, ALL PROVISIONS OF THIS AGREEMENT RELATING TO THE CANADIAN GRANTORS, THE COLLATERAL OWNED BY EACH OF THEM, THEIR OBLIGATIONS UNDER THIS AGREEMENT, ALL RIGHTS AND REMEDIES OF THE CANADIAN COLLATERAL AGENT IN RELATION TO THE CANADIAN GRANTORS AND THE COLLATERAL OWNED BY EACH OF THEM, AND ALL DEFINITIONS AND OTHER PROVISIONS OF THIS AGREEMENT RELATING TO ANY OF THE FOREGOING SHALL BE GOVERNED BY THE LAWS IN EFFECT IN THE PROVINCE OF ONTARIO.

          SECTION 7.09.  Waivers; Amendment.  (a)  No failure or delay of either
                         -------------------
Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agents hereunder and of the Collateral Agents, the Administrative Agent, the Canadian Agent, the Documentation Agent and the Lenders under the other Loan Documents and of SunTrust under the SunTrust Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply and the Collateral Agents, subject to the consent of Secured Parties holding Obligations, at the time of such consent (A) if no Event of Default has occurred and is continuing, in an aggregate amount equal to at least 51% of the sum of (1) the sum of total Revolving Credit Exposures and Unused Commitments and (2) the Stated Amount (as defined in the SunTrust Letter of Credit Agreement as in effect on the date hereof) in an amount not in excess of $3,565,000 and (3) the aggregate Commitment (as defined in the SunTrust Loan Facility Agreement as in effect on the date hereof) under the SunTrust Loan Facility Agreement in an amount not in excess of $8,000,000 and (4) the aggregate principal amount of all outstanding Loans made by SunTrust under the SunTrust Synthetic Lease in an amount not in excess of $22,000,000 or
(B) if an Event of Default has occurred and is continuing, in an aggregate amount equal to at least 51% of the sum of (1) the sum of the total Revolving Credit Exposure, (2) the Stated Amount (as defined in the SunTrust Letter of Credit Agreement as in effect on the date hereof) in an amount not in excess of $3,565,000, (3) the aggregate principal amount of all outstanding advances made by SunTrust to Borrowers (as defined in the SunTrust Loan Facility Agreement as in effect on the date hereof) pursuant to the terms of the SunTrust Loan Facility Agreement in an amount not in excess of $8,000,000 and (4) the aggregate principal amount of all outstanding Loans (as defined in the SunTrust Synthetic Lease as in effect on the date hereof) made by SunTrust under the SunTrust Synthetic Lease in an amount not in excess of $22,000,000; provided that no such agreement shall
                                     --------
(A)(i) release all or substantially all of the Collateral under this Agreement,
(ii) change Section 6.02 in a manner that would alter the pro rata sharing of proceeds and Collateral among the Secured Parties as set forth therein, (iii) change this Section 7.09(b) in a manner which would alter the percentage of Secured Parties required to grant a consent to any such agreement, (iv) change the definition of "Loan Document Obligations", "Obligations" or "Secured Parties" without the written consent of each of the Lenders and SunTrust or (B) change the definition of "Indemnitees" in a manner which would affect the rights of any Secured Party without the consent of such Secured Party; provided further
                                                                -------- -------
that no consent of the Secured Parties hereunder shall obligate any Collateral Agent to enter into any such agreement which would amend, modify or otherwise affect its rights or duties hereunder.

          SECTION 7.10.  Waiver of Jury Trial.  Each party hereto hereby waives,
                         ---------------------
to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement, any of the other Loan Documents or any SunTrust Document (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, the other Loan Documents and the SunTrust Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section.

          SECTION 7.11.  Severability.  In the event any one or more of the
                         -------------
provisions contained in this Agreement or in any other Loan Document or any SunTrust Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7.12   Counterparts.  This Agreement may be executed in
                         -------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract (subject to Section 7.04), and shall become effective as provided in Section 7.04.

          SECTION 7.13.  Headings.  Article and Section headings used herein are
                         ---------
for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 7.14.  Jurisdiction; Consent to Service of Process.  (a)  Each
                         --------------------------------------------
Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive personal jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Canadian Grantor also hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts located in the Province of Ontario in relation to any hearing or determination of any action, claim or proceeding arising out of or relating to this Agreement or any other Security Document. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that either Collateral Agents or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents or any SunTrust Document against any Grantor or its properties in the courts of any other jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 7.15.  Termination.  This Agreement and the Security Interests
                         ------------
shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend or to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agents shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents under all applicable laws of any relevant jurisdiction which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Collateral Agents. Each Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released in the event that all the capital stock of such Subsidiary Grantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Borrowers in accordance with the terms of the Credit Agreement.

          SECTION 7.16.  Additional Grantors.  Upon execution and delivery by
                         --------------------
the Collateral Agents and a Loan Party of an instrument in the form of Annex 2 hereto, such Loan Party shall become a Subsidiary Grantor and Grantor hereunder with the same force and effect as if originally named as a Subsidiary Grantor and Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          SECTION 7.17   The Collateral Agent.  Each of the Secured Parties
                         ---------------------
hereby irrevocably appoints the U.S. Collateral Agent, and each of the Canadian Lenders and the Issuing Banks with respect to Canadian Letters of Credit hereby irrevocably appoints the Canadian Collateral Agent, as its agent and authorizes such Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to such Collateral Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

          Each Person serving as Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not a Collateral Agent, and each such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not a Collateral Agent hereunder.

          The Collateral Agents shall not have any duties or obligations except those expressly set forth herein and in the other Security Documents. Without limiting the generality of the foregoing, (a) the Collateral Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Collateral Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by any other Security Document that the applicable Collateral Agent is required to exercise in writing by the Secured Parties holding Obligations in an amount sufficient to consent to an amendment in accordance with Section 7.09(b), and
(c) except as expressly set forth herein or in any other Security Document, the Collateral Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by such Collateral Agent or any of its Affiliates in any capacity. None of the Collateral Agents shall be liable for any action taken or not taken by it with the consent or at the request of the Secured Parties holding Obligations in an amount sufficient to consent to an amendment in accordance with Section 7.09(b) or in the absence of its own gross negligence or wilful misconduct. The Collateral Agents shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Collateral Agents by the Company or a Lender, and the Collateral Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document or SunTrust Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document, any SunTrust Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agents.

          Each Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. Each Collateral Agent may consult with legal counsel (who may be counsel for any Grantor), independent accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Collateral Agents may perform any and all their duties and exercise their rights and powers by or through any one or more sub-agents appointed by the applicable Collateral Agent. Each Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through its respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agents and any such sub-agent.

          Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, any Collateral Agent may resign at any time by notifying the Secured Parties, the other Collateral Agent, the Administrative Agent or Canadian Agent, as applicable, the Issuing Banks and the Company. Upon any such resignation, the Secured Parties holding Obligations in an amount sufficient to consent to an amendment in accordance with Section 7.09(b) of the Security Agreement (or in the case of the Canadian Collateral Agent, Secured Parties holding at least 51% of the total Obligations of the Canadian Grantors) shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, in consultation with the Company, which shall be a bank with an office in New York, New York, or Toronto, as applicable, or an Affiliate of any such bank. Upon the acceptance of its appointment as a Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Grantors to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After a Collateral Agent's resignation hereunder, the provisions of this Section 7.17 and Section 10.03 of the Credit Agreement shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

          Each Secured Party also acknowledges that it will, independently and without reliance upon any of the Collateral Agents or any other Secured Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         UNISOURCE WORLDWIDE, INC.,

                              by
                                 ____________________________
                                Name:
                                Title:


                         UNISOURCE CAPITAL CORPORATION,

                              by
                                 ____________________________
                                Name:
                                Title:


                         UNISOURCE CANADA, INC.,

                              by
                                 ____________________________
                               Name:
                               Title:


                         EACH OF THE SUBSIDIARIES
                         LISTED ON SCHEDULE I HERETO,
                         as a Subsidiary Grantor

                              by
                                 ____________________________
                                Name:
                                Title:


                         THE CHASE MANHATTAN BANK, as U.S. Collateral Agent,

                              by
                                 ____________________________
                                Name:
                                Title:

                         THE TORONTO-DOMINION BANK, as Canadian Collateral
                         Agent,

                              by
                                ____________________________
                                Name:
                                Title:


                         SUNTRUST BANK, ATLANTA, as a Secured Party,

                              by
                                ____________________________
                                Name:
                                Title:


                              by
                                ____________________________
                                Name:
                                Title:

                                                               Schedule I to the
                                                              Security Agreement


                              Subsidiary Grantors
                              -------------------

National Sanitary Supply Company
Paper Corporation of North America
Unisource Capital Corporation
BRT, Inc.

                                                                  Annex 1 to the
                                                              Security Agreement

                                   [Form Of]

                            PERFECTION CERTIFICATE


     Reference is made to (a) the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, the lenders from time to
              ----------------
time party thereto (the "Lenders"), The Chase Manhattan Bank, as administrative
                         -------
agent and U.S. collateral agent (in such capacities, the "Administrative Agent"
                                                          --------------------
and the "U.S. Collateral Agent"), The Toronto-Dominion Bank, as Canadian agent
         ---------------------
and Canadian collateral agent (in such capacities, the "Canadian Agent" and the
                                                        --------------
"Canadian Collateral Agent" and, together with the U.S. Collateral Agent, the
 -------------------------
"Collateral Agents" ), and Toronto Dominion (Texas) Inc., as documentation agent
------------------
(in such capacity, the "Documentation Agent"), and (b) the Security Agreement
                        -------------------
dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among the Borrowers, the
                        ------------------
Subsidiary Grantors, The Chase Manhattan Bank, as U.S. Collateral Agent, The Toronto-Dominion Bank, as Canadian Collateral Agent and SunTrust Bank, Atlanta as a Secured Party. Capitalized terms used but not defined herein shall have the meanings assigned them in the Credit Agreement.

     The undersigned, a Financial Officer and a legal officer, respectively, of the Company, hereby certify to the Collateral Agents and each other Secured Party as follows:

     1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

     (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

     (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information to the extent requested by the Collateral Agents required by Sections 1 and 2 of this certificate in such detail as the

Collateral Agents have requested as to each acquiree or constituent party to a merger or consolidation.

     (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

     (e)  Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

     2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

                                             State/
                                             ------
Grantor        Mailing Address     County    Province
-------        ---------------     ------    --------


     (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

                                             State/
                                             ------
Grantor        Mailing Address     County    Province
-------        ---------------     ------    --------

     (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

                                             State/
                                             ------
Grantor        Mailing Address     County    Province
-------        ---------------     ------    --------

     (d) Set forth below opposite the name of each Grantor are all the locations other than those covered by (e) below where such Grantor maintains any Collateral not identified above:

                                             State/
                                             ------
Grantor        Mailing Address     County    Province
-------        ---------------     ------    --------

     (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any material portion of the Collateral of such Grantor:

                                             State/
                                             ------
Grantor        Mailing Address     County    Province
-------        ---------------     ------    --------

     3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

     4. Filing Fees. All filing fees and taxes payable in connection with the filings, recordings and registrations in the jurisdictions set forth in Section 2 above have been or will be paid.

          IN WITNESS WHEREOF, the undersigned have duly executed this
certificate on this [  ] day of [          ].


                              UNISOURCE WORLDWIDE, INC.,


                              By___________________________
                                Name:
                                Title:  [Financial Officer]


                              By___________________________
                                Name:
                                Title:  [Legal Officer]

                                                                  Annex 2 to the
                                                              Security Agreement

                    SUPPLEMENT NO. [  ] dated as of [           ], to the
               SECURITY AGREEMENT dated as of September 25, 1998, among UNISOURCE WORLDWIDE, INC., a Delaware corporation (the "Company"), UNISOURCE CAPITAL CORPORATION, a Delaware corporation
                -------
               (the "Delaware Borrower" and, together with the Company, the
                     -----------------
               "U.S. Borrowers"), UNISOURCE CANADA, INC., a Canadian corporation
               ---------------
               (the "Canadian Borrower" and, together with the U.S. Borrowers,
                     -----------------
               the "Borrowers"); the subsidiaries of the Borrowers listed on
                    ---------
               Schedule I thereto or any supplement thereto executed and delivered prior to the date hereof (collectively, the "Subsidiary
                                                                      ----------
               Grantors", the Borrowers and the Subsidiary Grantors being
               --------
               collectively called the "Grantors"); THE CHASE MANHATTAN BANK, as
                                        --------
               U.S. collateral agent (in such capacity, the "U.S. Collateral
                                                             ---------------
               Agent") for the Secured Parties (as defined in the Security
               -----
               Agreement); THE TORONTO-DOMINION BANK, as Canadian collateral agent (in such capacity, the "Canadian Collateral Agent") for the
                                             -------------------------
               Secured Parties; and SUNTRUST BANK, ATLANTA, as a Secured Party.

          Reference is made to (a) the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, the lenders from
                        ----------------
time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as
                                 -------
administrative agent (in such capacity, the "Administrative Agent") and U.S.
                                             --------------------
Collateral Agent, The Toronto-Dominion Bank, as Canadian agent (in such capacity, the "Canadian Agent") and Canadian Collateral Agent, and Toronto
               --------------
Dominion (Texas) Inc., as documentation agent (in such capacity, the "Documentation Agent"), and (b) the Security Agreement dated as of September 25,
--------------------
1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among the Borrowers, the Subsidiary Grantors, The Chase
-------------------
Manhattan Bank, as U.S. Collateral Agent, The Toronto-Dominion Bank, as Canadian Collateral Agent, and SunTrust Bank, Atlanta, as a Secured Party.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

          The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Loan Party that was not a Loan Party on the date of the Credit Agreement is required to enter into the Security Agreement as a Subsidiary Grantor and Grantor upon becoming a Loan Party. Section 7.16 of the Security Agreement provides that such Loan Parties may become Subsidiary Grantors and Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Loan Party (the "New Grantor") is executing this Supplement in
                             -----------
accordance with the requirements of the Credit Agreement to become a Subsidiary Grantor and Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          The Grantors also entered into the Security Agreement to induce SunTrust to make certain amendments to the SunTrust Documents and to continue thereafter to extend credit to the Company or certain third parties in accordance with the terms thereof. The SunTrust Loan Facility Agreement, the SunTrust Synthetic Lease and the SunTrust Letter of Credit Agreement also require that the New Grantor become a Subsidiary Grantor and Grantor in accordance with the terms of Section 7.16 of the Security Agreement. The New Grantor is executing this Supplement in accordance with the requirements of the SunTrust Documents to become a Subsidiary Grantor and Grantor under the Security Agreement in order to induce SunTrust to continue to extend credit to the Company or certain third parties in accordance with the terms of the SunTrust Documents and as consideration for the extensions of credit already made by SunTrust thereunder.

          Accordingly, the Collateral Agents and the New Grantor agree as follows:

          SECTION 1. In accordance with Section 7.16 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees (a) to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the [U.S.] [Canadian] Collateral Agent, its successors and assigns, for the benefit of the Secured Parties [(subject to the proviso in the first sentence of Section 2.01 of the Security Agreement)], their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Subsidiary Grantor" or a "Grantor" in the Security Agreement shall be deemed to include the New Grantor, as appropriate. The Security Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Grantor represents and warrants to the Collateral Agents and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agents shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agents. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Grantor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct Perfection Certificate with respect to the New Grantor in the form of Annex 2 to the Security Agreement.

          SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; EXCEPT IF THE NEW GRANTOR IS A CANADIAN GRANTOR, THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS IN EFFECT IN THE PROVINCE OF ONTARIO.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it c/o of the Company at the address applicable to notices to the Company under the Credit Agreement.

          SECTION 9. The New Grantor agrees to reimburse the [U.S.] [Canadian] Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the [U.S.] [Canadian] Collateral Agent.

          IN WITNESS WHEREOF, the New Grantor and the Collateral Agents have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                              [NAME OF NEW GRANTOR],


                              By___________________________
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, as U.S. Collateral
                              Agent,


                              By___________________________
                                Name:
                                Title:

                              THE TORONTO-DOMINION BANK, as Canadian Collateral Agent,


                              By___________________________
                                Name:
                                Title:

                                                                       EXHIBIT G

                HYPOTHEC ON A UNIVERSALITY OF MOVABLE PROPERTY

BETWEEN: UNISOURCE CANADA, INC., a legal person duly constituted under the laws of Canada, having its registered office and domicile at 50 East Wilmot Street, Richmond Hill, Ontario L4B 323;

                                                         PARTY OF THE FIRST PART

AND: THE TORONTO-DOMINION BANK, a bank governed by the Bank Act (Canada), having a place of business at 1 King Street West and Youge, Toronto, Ontario M5H 1A1;

AND: BANK OF MONTREAL, a bank governed by the Bank Act (Canada), having a place of business at 1 First, Canadian Place, 19th Floor, Toronto, Ontario M5X 1A1;

AND: CANADIAN IMPERIAL BANK OF COMMERCE, a bank governed by the Bank Act (Canada), having a place of business at 40 Dundas Street West, 5th Floor, Toronto, Ontario M5L 1A2;

AND: ROYAL BANK OF CANADA, a bank governed by the Bank Act (Canada), having a place of business at 180 Wellington Street West, 5th Floor, Toronto, Ontario, M5J 1J1;

AND: THE CHASE MANHATTAN BANK OF CANADA, a bank governed by the Bank Act (Canada), having a place of business at 1 First Canadian Place, 100 King Street West, Suite 6900, Toronto, Ontario M5X 1A4;

                                                        PARTY OF THE SECOND PART

WHICH PARTIES AGREE AS FOLLOWS:

1.     INTERPRETATION

1.1 DEFINITIONS. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

1.2 The following words and phrases, wherever used in this Deed shall, unless there be something in the context inconsistent therewith, have the following meanings;

1.2.1 "ACCOUNTS" means any and all rights of the Company to payment for goods or services sold or leased including any such right evidenced by chattel paper, whether due or to become due, whether or not earned by performance and whether now existing or arising in the future, including accounts receivable from Affiliates of the Company. Notwithstanding the foregoing the "Accounts" shall not include any account sold to any Person who is not the Company pursuant to any Securitization permitted by Section 6.02 (e) of the Credit Agreement, except to the extent such accounts are transferred back to the Company.

1.2.2 "ACCOUNTS RECEIVABLE" means all Accounts and all rights in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related hypothecs, security interests, liens and pledges, whether voluntary or involuntary.

1.2.3 "AFFILIATES" means, with respect to a specified person, another person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under control with the person specified.

1.2.4  "CIVIL CODE" means the Civil Code of Quebec.

1.2.5 "CLAIMS" means the universality of the claims of the Company, including, without limitation, all cash, cash equivalents (such as, by way of example only, certificates of deposit, time deposits, commercial paper and marketable obligations issued by the Government of Canada), bank accounts, Accounts Receivable, claims, debts, accounts and monies of every nature which now are or which may at any time hereafter be due, owing or accruing to or owned by the Company, and also shall all securities, bills, notes, negotiable instruments and other documents now held or owned or which may be hereafter taken, held or owned by the Company or anyone on behalf of the Company in respect of any of the foregoing or any part thereof.

1.2.6 "COLLATERAL" means, collectively the universality of all present and future Accounts Receivable, Claims, Documents, Inventory and Proceeds

1.2.7  "CANADIAN COLLATERAL AGENT" means The Toronto-Dominion Bank.

1.2.8 "COLLATERAL AGENT" means The Chase Manhattan Bank or The Toronto-Dominion Bank.

1.2.9 "COMPANY" means Unisource Canada, Inc. the Party of the First Part and any successor corporation.

1.2.10 "CREDIT AGREEMENT" means the amended and restated credit agreement dated as of September 23, 1998, among Unisource Worldwide, Inc., Unisource Capital Corporation and Unisource Canada, Inc. (collectively the "Borrowers"), the financial institutions party thereto as lenders, (the "Lenders") The Chase Manhattan Bank, in its capacity as Administrative Agent, and U.S. Collateral Agent, The Toronto-Dominion Bank a Canadian Agent and Canadian Collateral Agent, The Toronto-Dominion (Texas) Inc., in its capacity as Documentation Agent, as amended, supplemented or restated from time to time.

1.2.11 "CREDITORS" means The Toronto-Dominion Bank, Bank of Montreal, Canadian Imperial Bank of Commerce, Royal Bank of Canada and The Chase Manhattan Bank of Canada, the Party of the Second Part, and their successors and assigns.

1.2.12 "DEED", "herein", "hereby", "hereunder" and similar expressions refer to this deed of hypothec or application for registration ("requisition a "inscription") in implementation hereof, and "change hereof" and similar expressions means the security constituted hereby.

1.2.13 "DOCUMENTS" means all instruments, files, records, ledger sheets and documents covering or relating any of the Collateral.

1.2.14    "EVENT OF DEFAULT" has the meaning given to it in the Credit
Agreement.

1.2.15 "INVENTORY" means the universality of all movable goods of the Company, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by the Company under contracts of service, or consumed in the Company's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semifinished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of the Company.

1.2.16 "OBLIGATIONS" means all obligations, debts and liabilities of the Company, present and future, direct or indirect, absolute or contingent, matured or not under the Credit Agreement, any Loan Document or any Hedging Agreement entered into with a Creditor as counterparty from time to time while such Creditor is a Lender.

1.2.17 "PROCEEDS" means any identifiable or traceable consideration received from the sale, exchange, license, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitute Collateral, and shall include any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

1.2.18 "RECORDS" means the universality of all present and future deeds, documents, books, manuals, papers, letters, invoices, writings and data (electronic or otherwise) recording, evidencing or relating to the Collateral or any part thereof.

1.3 Reference herein to amounts of money or to currency shall mean lawful money of Canada.

1.4 Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms, associations and corporations and vice versa when the context so requires.

2.   CHARGING PROVISIONS

2.1 As continuing security for the due payment and performance of all present and future Obligations of the Company to the Creditors, the Company does hereby hypothecate the Collateral in favour of the Creditors for the sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) in lawful money of Canada, together with interest thereon at the rate of twenty-five percent (25%) per annum from the date hereof.

2.2 The hypothec hereby made and created is continuing security and shall have effect and subsist whether or not the moneys thereby secured or any part thereof shall be advanced before or after or upon the date of execution or registration hereof. The hypothec created herein will subsist notwithstanding any fluctuation or repayment of the obligations hereby secured. The Company shall be deemed to obligate itself again, as provided in Article 2797 of the Civil Code, with respect to any future obligation hereby secured.

2.3 The Company shall be responsible for any taxes which may be a component of the Claims or which have been levied or charged in respect of the underlying goods or services which gave rise to such Claims and shall immediately reimburse the Creditors for any such taxes which the Creditors are required to pay or remit to a taxation authority.

2.4 The Company shall from time to time, forthwith upon the request of the Creditors execute all deeds and documents and do all things which in the reasonable opinion of the legal advisers of the Creditors are necessary or advisable to confer upon the Creditors the rights and hypothec intended to be conferred on the Creditors hereby and to give effect to the provisions hereof.

3.   DEFAULTS AND RECOURSES

3.1 The Company shall be in default hereunder upon the occurrence and during the continuance of an Event of Default.

3.2 Upon the occurrence and during the continuance of an Event of Default, the Creditors shall be entitled to exercise any right or recourse which the Creditors may choose to exercise in accordance with applicable law. In addition to their rights under Section 4 of this Deed, the Creditors may exercise all recourses available to the Creditors under applicable law and may realize on the hypothec created hereunder, including enforcing the hypothecary rights provided in the Civil Code. The Creditors shall only be required to exercise reasonable care in the exercise of their rights or recourses and, in any event, shall only be liable for their intentional or gross fault.

3.3 The Company shall be in default, within the meaning of Article 1594 of the Civil Code, by the mere lapse of time for fulfilling obligations hereunder, without the necessity of any notice of demand.

3.4 Upon the occurrence and during the continuance of an Event of Default the Company agrees to assemble the Collateral and make such Collateral available to the Creditors at places where the Creditors shall reasonably select, whether at the premises of the Company or elsewhere.

4.       RIGHTS OF THE CREDITORS

4.1 The Company hereby constitutes and appoints the Canadian Collateral Agent as its irrevocable mandatary, with full power of substitution, in order to perform any act and sigh any document necessary or useful to the exercise of the rights and recourses conferred upon the Creditors hereunder. In the event that the Creditors delegate to another person the exercise of their rights or recourses arising from this Deed, the Creditors may provide that person with any information they may have concerning the Company or the Collateral.

4.2 Without limiting the generality of Section 4.1 above, the Company agrees that the Creditors may, during the enforcement of the security created hereunder, but are not obliged to:

4.2.1 cease or continue the use or operation of the Collateral, including, without limiting the generality of the foregoing:

       4.2.1.1 pay on behalf of the Company any third person having legitimate claims against the Collateral;

4.2.2 dispose of any of the Collateral likely to perish or to rapidly decrease in value;

4.2.3 fulfil any of the undertakings of the Company relating to the Collateral;

4.2.4    use, administer and exercise any right pertaining to the Collateral;

4.2.5    use the premises where the Collateral is located; and/or

4.2.6 exercise any right attached to any shares or other securities included in the Collateral, including any right to vote and any right of conversion or redemption.

4.3 The Creditors may at any time, but are not obligated to, cause the Creditors to be registered as the holders of any shares or securities included in the Collateral.

4.4 If, at any time, the Creditors have possession of the Collateral, the Creditors shall have no obligation to maintain the use for which the Collateral is normally intended, to make it productive not to continue its use or operation.

4.5 In the event of a waiver by the Creditors of their recourses, hypothees or other rights against the Collateral, the Creditors may, in their discretion, if the Collateral has been surrendered to them, return the remaining Collateral to the Company, without any warranty or representation, express, tacit or implied, on the part of the Creditors, but without prejudice to the other rights and recourses of the Creditors.

4.6 In the event the Creditors exercise their hypothecary recourse of taking in payment and the Company requires the Creditors to sell the Collateral, the Company acknowledges that the Creditors shall not be disturbed in, or required to renounce to or abandon, their recourse of taking in payment unless, before the expiration of the time limit to surrender, the Creditors (i) shall have received security, which they deem satisfactory, to the effect that the sale will be made at a price high enough for the Creditors to be paid their debt in full, (ii) shall have been reimbursed the costs incurred by the Creditors and
(iii) shall have been advanced all amounts necessary for the sale of the Collateral.

4.7 In the event that, during the enforcement of the security created hereunder, the Creditors sell the Collateral, the Creditors will not be required to obtain a prior appraisal from a third party.

4.8 The Company agrees that in the event of a public sale or other sale of the Collateral, following the enforcement of the security created hereunder, the Creditors shall, to the extent permitted by law, have the right to purchase the whole or any part of the Collateral so sold free of any right, including any right of redemption by the Company, which rights are hereby waived and released by the Company.


5.        GENERAL PROVISIONS

5.1 This Deed shall not operate as a novation of the obligations of the Company and the rights and recourses of the Creditors hereunder are in addition to and not in substitution for and are without prejudice to any other rights, recourses or security held by or available from time to time to the Creditors in respect of the obligations of the Company.

5.2 The Creditors may grant extensions of time, take and give up security, accept compromises, grant releases and discharges and otherwise deal with the Company, with other parties and with the Collateral as the Creditors may see fit without prejudice to the liability of the Company or the rights of the Creditors in respect to the security hereby constituted.

5.3 Each provision of this Deed shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Deed shall be prohibited by or invalid under any applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Deed.

5.4 This Deed shall be governed by and construed in accordance with the laws of the Province of Quebec and the federal laws of Canada applicable therein.

5.5 To the extent that there is any conflict between the provisions of this Deed and those of the Credit Agreement, the provisions of the Credit Agreement will prevail except with respect to the provisions of this Deed contained in
Article 2 which shall prevail over the Credit Agreement. The exercise of the rights and recourses of the Creditors under this Deed and the realization of the security created under this Deed are subject to the terms of the Credit Agreement including, without restricting the generality of the foregoing,
Section 10.14 of the Credit Agreement.

5.6 The parties hereto confirm that they have requested that this Deed and all related documents be drafted in English. Les parties aux presentes ont exige que le present acte et tous les documents connexes soient rediges en anglais.

IN WITNESS WHEREOF, this Deed was signed by the Company and the Creditors at _______________, __________________, on ___________________, 1998.


                                                  UNISOURCE CANADA, INC.

                                            Per:  ______________________________
                                                  Name:
                                                  Title:


                                                  THE TORONTO-DOMINION BANK

                                            Per:  ______________________________
                                                  Name:
                                                  Title:


                                                  BANK OF MONTREAL

                                            Per:  ______________________________
                                                  Name:
                                                  Title:


                                                  CANADIAN IMPERIAL BANK OF
                                                  COMMERCE

                                            Per:  ______________________________
                                                  Name:
                                                  Title:


                                                  ROYAL BANK OF CANADA

                                            Per:  ______________________________
                                                  Name:
                                                  Title:

                                                  THE CHASE MANHATTAN BANK OF
                                                  CANADA


                                           Per    ______________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT H




              APPLICATION FOR CREDIT AND PROMISE TO GIVE SECURITY
                   UNDER SECTION 427 AND WAREHOUSE RECEIPTS
                            AND/OR BILLS OF LADING


To:  [CANADIAN LENDER ____]                             September 25, 1998
     [Branch Address]

     ___________________      __________________________________________________
           (Branch/Unit)                             (Date)


     The Bank is requested by the undersigned to grant a revolving line of credit and to make loans or advances including, where applicable, loans and advances by accepting, paying or making money available for the payment of bills of exchange not payable on demand drawn on the Bank by and payable to the order of the undersigned, on the security of all property of the kind(s) hereinafter described of which the undersigned is now or may in the future become the owner, to wit, (1) all goods and inventory of the undersigned, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by the undersigned under contracts of service, or consumed in the undersigned's business, including raw materials, intermediates, work in progress, packaging materials, finished goods, semifinished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods and inventory that have been returned to or repossessed by or on behalf of the undersigned and / or on the security of warehouse receipts and / or bills of lading covering such property.

     And the undersigned promise(s) and agree(s) to give the Bank security for all loans and advances by the Bank to the undersigned pursuant to this application for credit and promise to give security by way of assignment under section 427 of the Bank Act covering all the property described above which is now or may in the future be in the place or places designated as follows: (2)

     The place or places designated on Schedule "A" to this document and any other place or places in Canada in which any of the said property may be located: and the undersigned promise(s) and agree(s) to give the Bank from time to time and as often as requested by the Bank warehouse receipts and/or bills of lading covering all the property described above or any part of such property which is now or may in the future be covered by warehouse receipts or bills of lading, as security for all the said loans and advances.

     The undersigned appoint(s) the person for the time being acting as manager of the branch or unit of the Bank mentioned above, the attorney of the undersigned, on behalf of the undersigned, to give from time to time to the Bank any and all security mentioned above and to sign or endorse and deliver any and all instruments and documents in connection with such security.

     The Bank may from time to time take from the undersigned notes representing the said loans and advances or any part of such loans and advances, and any notes so taken will not extinguish or pay the indebtedness created by such loans and advances but will represent the same only.

     No security acquired by the Bank will be merged in any subsequent security or be taken to be substituted for any security previously acquired.


(1) Here give general description of the kind or kinds of property to be covered by the security, or if space insufficient, insert after (1) "the property described on the reverse of this document" and set out the description on the back of this form.

(2) Here designate the place or places where the property to be covered by the security is or may be located or if space insufficient insert after (2) "the place or places designated on the reverse of this document" and set out the designation on the back of this form.

(Applicable in the
Province of Quebec)
                      The undersigned has (have) expressly requested that this document be drawn up in the English language. Le(s) soussigne(s) a (ont) expressement demande que ce document soit redige en langue anglaise.


                                        UNISOURCE CANADA, INC.



                                        By:_____________________
                                        Name:
                                        Title:

                                 SCHEDULE "A"

      CHIEF EXECUTIVE AND REGISTERED OFFICES AND INVENTORY LOCATIONS OF
                            UNISOURCE CANADA, INC.

UNISOURCE EAST - PRINTING DIVISION

St. John's, NFLD
     26 Austin Street
     St. John's NFLD A1B 2M7

Saint John, NB
     Old Black River Road
     Grandview Industrial Park
     Saint John, NB E21 3Y2

Dartmouth, NS
     110 Simmonds Drive
     Dartmouth, NS B3B 1N9

Quebec, PQ
     1790 Rue Newton
     Quebec, QC G1P 4J4

Lasalle, PQ
     9440 Clement Street
     Lasalle, QC H8R 3W1

Ottawa, ON
     950 Ages Drive
     Ottawa, ON K1G 6B3

Mississauga, ON
     560 Hensall Circle
     Mississauga, ON L5A 1Y1

Richmond Hill, ON
     50 East Wilmot Street
     Richmond Hill, ON L4B 3Z3

Windsor, ON
     4050 E.C. Row Avenue
     Windsor, ON N9A 6J3

London, ON
     1505 Sise Road
     London, ON N6A 4E3

PAPER SHOPPES

The Paper Shoppe #3
     1515 Matheson Blvd., Unit B-13
     Mississauga, ON L4W 2P5

The Paper Shoppe #6
     50 Shorting Road
     Scarborough, ON M1S 2S3

Skara Brae
     410 Chemin Des Critiques
     Montebello, QC

Centre Island
     Lake of the Woods

DAWSON PACKAGING

Dorval, QC
     1850 Trans Canadienne
     Dorval, QC

VALTECK PACKAGING

Dorval, QC
     1470 Hymus Blvd.
     Dorval, QC

ADELCO SUPPLY COMPANY INC.

Scarborough, ON
     2321 McNicoll Avenue
     Scarborough, ON

UNISOURCE EAST-SUPPLY SYSTEMS DIVISION

St. Johns, NFLD
     44 Clyde Avenue
     St. John's, NFLD A1B 4S1

Moneton, NB
     675 St. George Blvd.
     Moneton, NB

St. Laurent, PQ
     555 Montee de Liesses
     St. Laurent, QC H4T 1P5

Toronto, ON
     1475 Courtneypark Drive East
     Mississauga, ON L5T 2R1

Thunder Bay, ON
     100 Main Street
     Thunder Bay, ON P7C 4X7

UNISOURCE WEST-SUPPLY SYSTEMS DIVISION

Vancouver, BC
     1425 Derwent Way
     New Westminster, BC V3L 5A9

Victoria, BC
     2205 Keating Cross Road
     Saanichton, BC V0S 1M0

Prince George, BC
     1021 Eastern Street
     Prince George, BC V2N 2X5

Edmonton, AB
     16408-121 A Avenue
     Edmonton, AB T5V 1J9

Winnipeg, MB
     160 Omands Creek Blvd.
     Winnipeg, MB R2R 1V7

UNISOURCE WEST-PRINTING DIVISION

Edmonton, AB
     16310 121st A Avenue
     Edmonton, AB T5V 1J9

Winnipeg, MB (ICP)
     1725 Inkster Blvd.
     Winnipeg, MB

UNISOURCE WEST - DUAL DIVISION

Saskatoon, SK (Dual)
     858 - 57 Street East
     Saskatoon, SK

Calgary, AB (Dual)
     2340-22nd Street N.E.
     Calgary, AB T2M 4M8

Regina, SK (Dual)
     420 Hoffer Drive
     Regina, SK S4N 7A1

PAPER SHOPPES

The Paper Shoppe - AL#1
     735-10 Ave. S.W.
     Calgary, AB T2R 0B3

SUBLEASED/VACANT LOCATIONS

London, ON
     1669 Oxford St. East
     London, Ontario N5V 2Z5

Burnaby, BC
     7260 Winston Street
     Burnaby, BC V5A 4N2

                 ASSIGNMENT UNDER SECTION 427 OF THE BANK ACT
               SPECIAL SECURITY IN RESPECT OF SPECIFIED PROPERTY
                            OR CLASSES OF PROPERTY


     FOR GOOD AND VALUABLE CONSIDERATION, the undersigned assigns to [CANADIAN LENDER _____ ] (the "Bank") as continuing security for the payment of all loans and advances that have been or may be made by the Bank to the undersigned or renewals of such loans and advances or substitutions for such loans and advances, and interest on such loans and advances and on any such renewals or substitutions, all property and classes of property hereinafter described of which the undersigned is now or may in the future become the owner, to wit, (1) all goods and inventory of the undersigned, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by the undersigned under contracts of service, or consumed in the undersigned's business, including raw materials, intermediates, work in progress, packaging materials, finished goods, semifinished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods and inventory that have been returned to or repossessed by or on behalf of the undersigned and which is now or may in the future be in the place or places described as follows: (2)

     The place or places designated on Schedule "A" to this document and any other place or places in Canada in which any of the said property may be located, or where the said property consists in whole or in part of fishing vessels, fishing equipment and supplies or products of the sea, lakes and rivers, wherever such property may be.

     The undersigned irrevocably constitute(s) and appoint(s) the Bank to make on its behalf certain payments which may be owing to the undersigned's creditor(s) as required from time to time out of such loans or advances.

     This security is given under the provision of section 427 of the Bank Act.

     The property now owned by the undersigned and hereby assigned is free from any mortgage, lien or charge, other than previous assignments, if any, to the Bank and the undersigned warrants that the property which may be acquired in the future by the undersigned and is assigned hereby will be free from any mortgage, lien or charge, other than previous assignments, if any, to the bank.

     The undersigned has (have) expressly requested that this document be drawn up in the English language. Le(s) soussigne(s) a(ont) expressement demande que ce document soit redige en langue anglaise.

Dated at Toronto, Ontario this 25th day of September, 1998


                                        UNISOURCE CANADA, INC.


                                        By:___________________________
                                        Name:
                                        Title:

(1) Here give general description of the kind or kinds of property to be covered by the security, or if space insufficient, insert after (1) "the property described on the reverse of this document" and set out the description on the back of this form.

(2) Here designate the place or places where the property to be covered by the security is or may be located or if space insufficient insert after (2) "the place or places designated on the reverse of this document and set out the designation on the back of this form".

(Applicable in the Province of Quebec)

                                 SCHEDULE "A"

      CHIEF EXECUTIVE AND REGISTERED OFFICES AND INVENTORY LOCATIONS OF
                            UNISOURCE CANADA, INC.

UNISOURCE EAST - PRINTING DIVISION

St. John's, NFLD
     26 Austin Street
     St. John's NFLD A1B 2M7

Saint John, NB
     Old Black River Road
     Grandview Industrial Park
     Saint John, NB E2L 3Y2

Dartmouth, NS
     110 Simmonds Drive
     Dartmouth, NS B3B 1N9

Quebec, PQ
     1790 Rue Newton
     Quebec, QC G1P 4J4

Lasalle, PQ
     9440 Clement Street
     Lasalle, QC H8R 3W1

Ottawa, ON
     950 Ages Drive
     Ottawa, ON K1G 6B3

Mississauga, ON
     560 Hensall Circle
     Mississauga, ON L5A 1Y1

Richmond Hill, ON
     50 East Wilmot Street
     Richmond Hill, ON L4B 3Z3

Windsor, ON
     4050 E.C. Row Avenue
     Windsor, ON N9A 6J3

London, ON
     1505 Sise Road
     London, ON N6A 4E3

PAPER SHOPPES

The Paper Shoppe #3
     1515 Matheson Blvd., Unit B-13
     Mississauga, ON L4W 2P5

The Paper Shoppe #6
     50 Shorting Road
     Scarborough, ON M1S 2S3

Skara Brae
     410 Chemin Des Critiques
     Montebello, QC

Centre Island
     Lake of the Woods

DAWSON PACKAGING

Dorval, QC
     1850 Trans Canadienne
     Dorval, QC

VALTECK PACKAGING

Dorval, QC
     1470 Hymus Blvd.
     Dorval, QC

ADELCO SUPPLY COMPANY INC.

Scarborough, ON
     2321 McNicoll Avenue
     Scarborough, ON

UNISOURCE EAST-SUPPLY SYSTEMS DIVISION

St. Johns, NFLD
     44 Clyde Avenue
     St. John's, NFLD A1B 4S1

Moneton, NB
     675 St. George Blvd.
     Moneton, NB

St. Laurent, PQ
     555 Montee de Liesses
     St. Laurent, QC H4T 1P5

Toronto, ON
     1475 Courtneypark Drive East
     Mississauga, ON L5T 2R1

Thunder Bay, ON
     100 Main Street
     Thunder Bay, ON P7C 4X7

UNISOURCE WEST-SUPPLY SYSTEMS DIVISION

Vancouver, BC
     1425 Derwent Way
     New Westminster, BC V3L 5A9

Victoria, BC
     2205 Keating Cross Road
     Saanichton, BC V0S 1M0

Prince George, BC
     1021 Eastern Street
     Prince George, BC V2N 2X5

Edmonton, AB
     16408-121 A Avenue
     Edmonton, AB T5V 1J9

Winnipeg, MB
     160 Omands Creek Blvd.
     Winnipeg, MB R2R 1V7

UNISOURCE WEST-PRINTING DIVISION

Edmonton, AB
     16310 121st A Avenue
     Edmonton, AB T5V 1J9

Winnipeg, MB (ICP)
     1725 Inkster Blvd.
     Winnipeg, MB

UNISOURCE WEST - DUAL DIVISION

Saskatoon, SK (Dual)
     858 - 57 Street East
     Saskatoon, SK

Calgary, AB (Dual)
     2340-22nd Street N.E.
     Calgary, AB T2M 4M8

Regina, SK (Dual)
     420 Hoffer Drive
     Regina, SK S4N 7A1

PAPER SHOPPES

The Paper Shoppe - AL#1
     735-10 Ave. S.W.
     Calgary, AB T2R 0B3

SUBLEASED/VACANT LOCATIONS

London, ON
     1669 Oxford St. East
     London, Ontario N5V 2Z5

Burnaby, BC
     7260 Winston Street
     Burnaby, BC V5A 4N2

                      AGREEMENT AS TO LOANS AND ADVANCES
                   AND SECURITY FOR SUCH LOANS AND ADVANCES

1. In this agreement, "I", "my" and "mine" and "we", "our", "ours" and "us" mean the undersigned.

     "You", "your" and "yours" mean [Canadian Lender ____]. All capitalized terms not defined herein shall have the meaning given to them in the Credit Agreement (as defined in Section 2 below).

2. In consideration of the Loans being made and/or to be made in the future by you to me in your capacity as a Canadian Lender pursuant to The Amended and Restated Credit Agreement made as of September 25, 1998 between the undersigned, Unisource Worldwide, Inc. and Unisource Capital Corporation, as borrowers, the lenders party thereto from time to time, The Chase Manhattan Bank, as Administrative Agent and U.S. Collateral Agent and The Toronto-Dominion Bank, as Canadian Agent and as Canadian Collateral Agent, as amended, supplemented, modified or restated from time to time (the "Credit Agreement"), I/we agree with you as follows.

3. All security now or at any time in the future held by you for the payment of any of my/our debt or liability whether present or future, direct or indirect, absolute or contingent, matured or not, under the Credit Agreement, any Loan Document or any Hedging Agreement entered into with you as counterparty from time to time while a Lender (collectively, the "Obligations") including security by way of warehouse receipt or bill of lading or under Section 427 of the Bank Act (such security being called the "security"), together with all property covered by or comprised in the security (such property being called the "property"), and all proceeds of the security and of the property, constitute a continuing collateral security for the payment of such debt or liability and also for the payment of:

     (a) interest on such Obligations which is calculated in accordance with the Credit Agreement, and

     (b) all costs, charges and expenses reasonably incurred by you or the Receiver appointed by you under section 8 of this agreement, whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses and Receiver remuneration), in preparing or enforcing this agreement, taking and maintaining custody or, preserving, repairing, processing, preparing for disposition and disposing of the property and in enforcing the security.

4. If you surrender to me/us the security or the property or any part of either of them, I/we will receive the same in trust (in Quebec, as mandatary) for you, and will deal with such security or property or any part of either of them as you may direct. At your request, I/we will give you security on the property so surrendered, or covered by the security so surrendered, to your satisfaction.

5. I/We assign to you and agree to pay to you or transfer to you forthwith the proceeds of all sales by me/us of the property or any part of such property, including cash, debts arising from such sales or otherwise, evidences of title, instruments, documents and securities, which I/we may receive or be entitled to receive in respect thereof, until so paid or transferred, such proceeds will be held by me/us in trust (in Quebec, as mandatary) for you.

     Execution by me/us and acceptance by you of an assignment of (in Quebec, of a hypothec on) book debts or any additional assignment (in Quebec, hypothec) of any of such proceeds is deemed to be in addition to this agreement and will not constitute your acknowledgement of any right or title on my/our part to such book debts or proceeds.

6. I/We will pay and discharge all claims whatsoever in any way secured by or constituting a charge upon any part of the property (subject to Permitted Encumbrances) and particularly, but without limiting the generality of the foregoing, all wages, salaries and other remuneration of all employees employed by me/us in connection with my/our business operation in respect of which any property covered by the security is held or acquired by me/us.

     At your request, I/we agree to exhibit to you evidence of such payment and discharge and obtain and deliver to you such waivers or releases as you may deem necessary to secure the priority of your rights in the property.

7. Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, and subject to the terms thereof, you are authorized:

     (a) to sell at public or private sale or otherwise realize upon the security or any part of such security and all or any of the property whenever and wherever and for such price in money or other consideration and in such manner and upon such terms and conditions as you deem best, the whole without advertisement or notice to me/us or others; and

     (b) to deal with the proceeds as provided in this agreement or as otherwise agreed,

     without prejudice to your claims for any deficiency and free from any right of redemption I/we may have, which right is waived and released. I/we expressly waive all formalities prescribed by custom or by law in relation to any such sale or other realization.

8. Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, and subject to the terms thereof, you may:

     (a) enter upon or into and occupy and use, enjoy and exercise free of charge and to the exclusion of all others, including me/us, any and all premises and property (real and personal, immoveable and moveable) and rights, powers, and privileges used, enjoyed or exercised by me/us in connection with the property or any part of such property or in or upon which the same may be (not being the premises of a warehouseman or carrier) until the property will be fully realized upon; and

     (b) appoint or reappoint by instrument in writing, any person or persons, whether an officer or an employee or employees of yours or not, to be a receiver or receivers (the "Receiver", which term when used includes a receiver and manager) of the property (including any interest, income and profits from such property). You may remove such Receiver so appointed and appoint another. I/We have no power to revoke the appointment of the Receiver.

     The Receiver will, so far as the responsibility of the Receiver for his/her acts is concerned, be deemed to be my/our agent and not your agent. You will not be in any way responsible for any misconduct, negligence or nonfeasance on the part of the Receiver, or the Receiver's servants, agents or employees. Subject to the provisions of the instrument appointing the Receiver, the Receiver will have all the powers, rights and discretion granted to you by this agreement including the power to take possession of the property, to preserve the property or its value, to carry on or concur in carrying on all or any part of my/our business and to sell, lease or otherwise dispose or concur in selling, leasing or otherwise disposing of the property.

9. Any promissory note or bill of exchange received by you together with any securities or documents attached to or received with such promissory note or bill of exchange will be subject to the terms of this agreement. You and holders of any such bill or note may at any time before or after its maturity and whether or not it has been dishonoured, accept payment and deliver the securities or documents or accept partial payment and release part of the securities or of the property covered by the documents or any of them.

10.  You may apply

     (a)  all payments which you receive,

     (b) the proceeds of sales by me/us of the property or any part of such property, and

     (c) the proceeds of realization of any of the security or of the property which are applicable generally to my/our Obligations to you,

     against or, as you deem best, hold the same with all the powers, rights and discretion conferred on you by this agreement or otherwise, as continuing collateral security for the fulfilment of any or all Obligations of me/us to you and whether I/we be bound alone or with another or others and whether as principal or surety, and any such application by you may, in whole or in part, be changed by you as you deem best.

     The proceeds of realization of any part of the security or of the property which are applicable only to part of my/our debts and liabilities to you will be applied to such part of the debts and liabilities as required under the Credit Agreement and the Loan Documents.

11. You may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with me/us, my/our creditors, sureties and others and with the property and other security as you may see fit without prejudice to my/our liability or your right to hold and realize the security.

12. I/We agree to execute, draw, endorse and deliver all such instruments and documents and do all such acts and things as you may deem necessary or desirable for the purpose of perfecting your title to the security or the property or the proceeds of either of them or of carrying into effect any or all of the provisions of this agreement or of securing the fulfilment of all my/our obligations to you.

     I/We appoint you and your officers, and persons acting as managers of your branches or units where I/we keep an account and any person or persons named by you for these purposes, and any one of them acting alone, my/our attorney(s) with full power of substitution to do anything the said attorney(s) may deem expedient for the purpose of carrying into effect any or all of the provisions of this agreement. This appointment is made in consideration of a loan or loans, advance or advances, by you to me/us and is irrevocable and of full force and effect whenever and so often as any loan or advance by you to me/us is unpaid or any obligation to you is unfulfilled and notwithstanding any occurrence or event which would otherwise terminate such agency.

     Every power, right and discretion vested by law in you or conferred upon you by this agreement may be exercised on your behalf by the said officers of yours or any person or persons named by you for such purpose, and any one of them acting alone.

13. No delay or omission in exercising any of your rights or remedy under this agreement or with respect to any of my/our debt will operate as a waiver of such right or remedy, and no single or partial exercise of any right or remedy will preclude the exercise of any other right or remedy.

     You may remedy any default by me/us in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by me/us.

     All rights granted or recognized in your favour are cumulative and may be exercised at any time, independently or in combination.

14. When required by this agreement, a notice or demand addressed to me/us will be given in writing and will be sufficiently given if delivered in accordance with the Credit Agreement.

15. I/We waive the benefit of all rules of law or equity and compliance with any statutory provisions now or hereafter in force inconsistent with any of the provisions of this agreement.

16. The provisions of this agreement are in addition to all other remedies existing in law and to all rights under existing agreements. No sale or delivery by me/us of any part of the property prejudices or affects your rights however arising in or with respect to property so sold or delivered. This is a continuing agreement and all its provisions extend to all my/our Obligations to you at any time outstanding and to the security and the property as they may exist and all proceeds thereof.

17. Nothing contained in this agreement obligates you to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute a debt or liability of mine/ours.

18. This agreement is binding upon and enures to my/our and your benefit, and my/our and your respective heirs, executors, liquidators of successions, administrators, successors or assigns, as the case may be.

19. In the event that any provisions of this agreement, as amended from time to time, are deemed to be invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this agreement remain in full force and effect.

20. To the extent of any inconsistency or conflict between the provisions of this agreement and the provisions of the Credit Agreement or the Security Agreement (as defined in the Credit Agreement), the relevant provisions of the Credit Agreement or Security Agreement, as applicable, shall prevail and be paramount. The exercise of your rights and recourses under this agreement and the realization of the security created under this agreement are subject to the terms of the Credit

     Agreement including, without restricting the generality of the foregoing,
     Section 10.14 of the Credit Agreement.

21. The parties have expressly requested that this document be drawn up in the English language. Les parties ont expressement demande que ce document soit redige en langue anglaise.(Quebec only)

DATED this 25th day of September, 1998.


                                             UNISOURCE CANADA, INC.


                                             By:________________________________
                                             Name:
                                             Title: